UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number 811-08932

                             Artisan Funds, Inc.
              (Exact name of registrant as specified in charter)

                     875 East Wisconsin Avenue, Suite 800
                             Milwaukee, WI 53202
             (Address of principal executive offices) (Zip Code)

Janet D. Olsen                                Cameron S. Avery
Artisan Funds, Inc.                           Bell, Boyd & Lloyd LLC
875 East Wisconsin Avenue, #800               Three First National Plaza, #3100
Milwaukee, Wisconsin  53202                   Chicago, IL  60602
                   (Name and address of agents for service)

Registrant's telephone number, including area code: (414) 390-6100

Date of fiscal year end: 09/30/04

Date of reporting period: 03/31/04

ITEM 1. REPORTS TO SHAREHOLDERS.

                         -----------------------------
                                     [LOGO]
                                    ARTISAN
                         -----------------------------
                                  SEMI-ANNUAL
                                     REPORT

                                 MARCH 31, 2004
                         -----------------------------
                           ARTISAN INTERNATIONAL FUND
                                 --------------
                             ARTISAN INTERNATIONAL
                                 SMALL CAP FUND
                                 --------------
                             ARTISAN INTERNATIONAL
                                   VALUE FUND
                                 --------------
                              ARTISAN MID CAP FUND
                                 --------------
                                ARTISAN MID CAP
                                   VALUE FUND
                                 --------------
                             ARTISAN SMALL CAP FUND
                                 --------------
                               ARTISAN SMALL CAP
                                   VALUE FUND
                         -----------------------------


                              ARTISAN FUNDS, INC.
                                INVESTOR SHARES

--------------------------------------------------------------------------------
ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the unaudited financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information on any Fund, including fees and expenses, please call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager(s), as of March 31, 2004. That information and those views may change and the Funds disclaim any obligation to advise shareholders of any such changes. Artisan International Fund and Artisan Mid Cap Fund offer institutional classes of shares for institutional investors meeting certain minimum investment requirements. A report on each institutional class is available under separate cover.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

-----------------------------------------------------------TABLE OF CONTENTS----
--------------------------------------------
02   MANAGEMENT'S DISCUSSION
     OF FUND PERFORMANCE
--------------------------------------------
02   Artisan International Fund
--------------------------------------------
06   Artisan International Small Cap Fund
--------------------------------------------
10   Artisan International Value Fund
--------------------------------------------
14   Artisan Mid Cap Fund
--------------------------------------------
18   Artisan Mid Cap Value Fund
--------------------------------------------
22   Artisan Small Cap Fund
--------------------------------------------
26   Artisan Small Cap Value Fund
--------------------------------------------
--------------------------------------------
30   SCHEDULES OF INVESTMENTS
--------------------------------------------
30   Artisan International Fund
--------------------------------------------
32   Artisan International Small Cap Fund
--------------------------------------------
34   Artisan International Value Fund
--------------------------------------------
36   Artisan Mid Cap Fund
--------------------------------------------
39   Artisan Mid Cap Value Fund
--------------------------------------------
41   Artisan Small Cap Fund
--------------------------------------------
43   Artisan Small Cap Value Fund
--------------------------------------------
46   STATEMENTS OF
     ASSETS & LIABILITIES
--------------------------------------------
--------------------------------------------
48   STATEMENTS OF OPERATIONS
--------------------------------------------
--------------------------------------------
52   STATEMENTS OF
     CHANGES IN NET ASSETS
--------------------------------------------
--------------------------------------------
56   FINANCIAL HIGHLIGHTS
--------------------------------------------
--------------------------------------------
60   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
--------------------------------------------
70   PROXY VOTING POLICIES
     AND PROCEDURES
--------------------------------------------
--------------------------------------------
70   NOTES ON
     MANAGEMENT'S DISCUSSION
     OF FUND PERFORMANCE
--------------------------------------------


------------------------------------------------AVERAGE ANNUAL TOTAL RETURNS----

                                                                         SINCE
                                           1-YEAR    3-YEAR    5-YEAR  INCEPTION
                                           ------    ------    ------  ---------
Artisan International Fund
(inception 12/28/95)                        59.53%     2.36%     6.38%    13.20%
--------------------------------------------------------------------------------
Artisan International Small Cap Fund
(inception 12/21/01)                        81.44      NA        NA       27.43
--------------------------------------------------------------------------------
Artisan International Value Fund
(inception 9/23/02)                         77.03      NA        NA       47.70
--------------------------------------------------------------------------------
Artisan Mid Cap Fund (inception 6/27/97)    43.05      4.75     15.27     20.33
--------------------------------------------------------------------------------
Artisan Mid Cap Value Fund
(inception 3/28/01)                         49.81     14.49      NA       14.71
--------------------------------------------------------------------------------
Artisan Small Cap Fund (inception 3/28/95)  57.86      8.68     10.39      9.57
--------------------------------------------------------------------------------
Artisan Small Cap Value Fund
(inception 9/29/97)                         51.81     16.33     18.56     12.67
--------------------------------------------------------------------------------
As of 3/31/04.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. THE PERFORMANCE INFORMATION SHOWN FOR ARTISAN INTERNATIONAL FUND, ARTISAN INTERNATIONAL SMALL CAP FUND AND ARTISAN INTERNATIONAL VALUE FUND DOES NOT REFLECT THE DEDUCTION OF A 2% REDEMPTION FEE ON SHARES HELD BY AN INVESTOR FOR 90 DAYS OR LESS AND, IF REFLECTED, THE FEE WOULD REDUCE THE PERFORMANCE QUOTED. THE REDEMPTION FEE FOR ARTISAN INTERNATIONAL FUND WAS EFFECTIVE MAY 1, 2004. THE PERFORMANCE OF ARTISAN INTERNATIONAL VALUE FUND AND ARTISAN MID CAP VALUE FUND REFLECTS ARTISAN PARTNERS' UNDERTAKING TO LIMIT EACH FUND'S EXPENSES, WHICH MAY BE TERMINATED AT ANY TIME, HAS BEEN IN EFFECT SINCE EACH FUND'S INCEPTION, AND HAS HAD A MATERIAL IMPACT ON EACH FUND'S PERFORMANCE, WHICH WOULD HAVE BEEN LOWER IN ITS ABSENCE.

ARTISAN INTERNATIONAL, INTERNATIONAL SMALL CAP & INTERNATIONAL VALUE FUNDS:
International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems and higher transaction costs. These risks typically are greater in emerging markets. ARTISAN INTERNATIONAL and INTERNATIONAL SMALL CAP FUNDS invest in growth stocks, which may underperform other asset types during a given period. ARTISAN INTERNATIONAL SMALL CAP FUND invests in the stocks of smaller companies, which may be more volatile and less liquid than those of large companies, have underperformed the stocks of larger companies during some periods and may have a shorter history of operations than larger companies. ARTISAN INTERNATIONAL VALUE FUND invests in value stocks, which may underperform other asset types during a given period. In addition, the Fund may invest a significant portion of its assets in small and medium-sized companies, which may be more volatile and less liquid than those of large companies, have underperformed the stocks of larger companies during some periods and may have a shorter history of operations than larger companies.

ARTISAN MID CAP & MID CAP VALUE FUNDS: Stocks of medium-sized companies tend to be more volatile than those of large companies, and have underperformed the stocks of small and large companies during some periods. ARTISAN MID CAP FUND invests primarily in growth stocks, which may underperform other asset types during a given period. ARTISAN MID CAP VALUE FUND invests primarily in value stocks, which may underperform other asset types during a given period.

ARTISAN SMALL CAP & SMALL CAP VALUE FUNDS: Stocks of smaller companies may be more volatile and less liquid than those of large companies, have underperformed the stocks of larger companies during some periods and may have a shorter history of operations than larger companies. ARTISAN SMALL CAP FUND invests primarily in growth stocks, which may underperform other asset types during a given period. ARTISAN SMALL CAP VALUE FUND invests primarily in value stocks, which may underperform other asset types during a given period.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

ARTISAN
INTERNATIONAL
FUND

----HIGHLIGHTS------------------------------------------------------------------

o During the six months ended March 31, 2004, Artisan International Fund outperformed the MSCI EAFE/R Index.

o Our stock selections in the technology sector and media industry were the primary reasons for our outperformance.

o The Swiss equity market trailed the broader average and our overweight position, compared to the MSCI EAFE/R Index, detracted from our relative returns.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to construct a portfolio of international growth companies of all market capitalizations. The investment team conducts its own fundamental analysis with particular emphasis on:

1)   Well-managed companies focused on increasing shareholder value;
2)   Sustainable growth prospects;
3)   Reasonable valuations;
4) Dominant or increasing market shares or direct exposure to an identified theme.

----PERFORMANCE REVIEW----------------------------------------------------------

The halfway point of our fiscal year marked the end of a strong twelve months for stocks. The Fund returned almost 60% and outpaced its benchmark, the MSCI EAFE/R Index, and peers, as measured by the Lipper International Funds Index.

FUND STATISTICS
Net Assets.................................. $10.2 Bil.
Number of Holdings................................. 109
Weighted Avg. Market Cap.................... $26.8 Bil.
Weighted Avg. Growth Rate (3-5 yr)............... 10.8%
Weighted Harmonic Avg. P/E (2004E)............... 17.2X

Source: Factset/Artisan Partners. All statistics are as of 3/31/04.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/95 to 3/31/04)


[CHART APPEARS HERE]

         ARTISAN INTERNATIONAL FUND ($27,846)
         MSCI EAFE/R Index ($13,477)
         Lipper International Funds Index ($16,172)


                                               Lipper
                          ARTISAN    MSCI   International
                      INTERNATIONAL EAFE/R      Funds
                           FUND      Index      Index
                          ------   -------     -------
 12/28/95 (inception)     10,000    10,000     10,000
                          10,000    10,000     10,025
                          10,910    10,289     10,467
                          12,080    10,452     10,895
                          12,220    10,439     10,903
    12/96                 13,437    10,605     11,472
                          14,153    10,439     11,756
                          14,607    11,793     13,072
                          14,839    11,710     13,322
    12/97                 13,902    10,793     12,303
                          16,714    12,381     14,129
                          18,131    12,512     14,249
                          14,717    10,734     12,000
    12/98                 18,376    12,952     13,861
                          20,439    13,132     14,039
                          21,283    13,465     14,818
                          22,343    14,056     15,318
    12/99                 33,314    16,444     19,105
                          39,182    16,427     19,223
                          35,254    15,776     18,320
                          31,338    14,503     16,976
    12/00                 29,787    14,114     16,293
                          25,965    12,176     14,168
                          26,564    12,015     14,251
                          22,823    10,365     12,120
    12/01                 25,064    11,088     13,144
                          25,282    11,144     13,467
                          24,777    10,908     13,212
                          19,480     8,755     10,621
    12/02                 20,327     9,320     11,326
                          17,455     8,555     10,329
                          21,482    10,203     12,366
                          22,732    11,032     13,342
                          26,612    12,917     15,403
     3/04                 27,846    13,477     16,172


                  AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/04)
--------------------------------------------------------------------------------
                                                                         SINCE
FUND / INDEX                               1-YEAR          5-YEAR      INCEPTION
--------------------------------------------------------------------------------
Artisan International Fund                 59.53%          6.38%         13.20%
--------------------------------------------------------------------------------
MSCI EAFE/R Index                          57.54           0.52           3.68
--------------------------------------------------------------------------------
Lipper International Funds Index           56.57           2.87           5.99
--------------------------------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INTERNATIONAL FUND'S PERFORMANCE INFORMATION SHOWN DOES NOT REFLECT THE DEDUCTION OF A 2% REDEMPTION FEE ON SHARES HELD BY AN INVESTOR FOR 90 DAYS OR LESS AND, IF REFLECTED, THE FEE WOULD REDUCE THE PERFORMANCE QUOTED. THE REDEMPTION FEE WAS EFFECTIVE MAY 1, 2004. See page 70 for a description of each index.

  02
-----
 TWO

--------------------------------------------------ARTISAN INTERNATIONAL FUND----

INVESTING ENVIRONMENT AND PERFORMANCE DISCUSSION
During the six months ended March 31, 2004, international equity markets continued to add to the gains that began roughly twelve months prior to the period end. Returns were supported by low interest rates around the globe, tax cuts in the U.S. and advancing earnings. Virtually every area of the market advanced, but the leaders were small-caps, many emerging markets and value-oriented stocks. The U.S. dollar weakened against a range of currencies, which enhanced absolute returns for domestic investors with securities denominated in those currencies. Late in the period, the Madrid terrorist attacks, uncertainty after the elections in Taiwan and continued tension in the Middle East caused some pause in the markets, but the reaction was not strong enough to erase the strength of the returns.

We benefited from the strength of our stock selection during the period. Leading contributors were our media selections, technology stocks and financials holdings. We were hurt by our exposure to certain consumer industries and our chemicals stocks. On a country basis, we added value to returns due to our investments in certain emerging markets and Japan, while our investments in Switzerland were a drag on results as the Swiss market did not perform as well as the broader average.

SECTOR REVIEW
The consumer sectors together remain our largest weighting relative to the MSCI EAFE/R Index, although we did trim our exposure. The media industry was a strong contributor to performance. However, relative to the benchmark, the returns of our clothing retailers, food retailers, food products and beverage companies detracted from those gains. The market favored other industries and a few of our larger positions were weak.

In the media industry, leading performers in the Fund were JCDecaux S.A., Promotora de Informaciones S.A. (Prisa) and ITV PLC. JCDecaux, the French outdoor advertising company, improved profitability by lowering spending and its success in doing so was affirmed by speculation of a possible merger of its outdoor operations with Viacom of the U.S. Prisa, a Spanish media company, benefited from solid sales growth and expanded profitability due to restructuring and cost cutting. British media company ITV was formed from the combination of the former Granada PLC and Carlton Communications PLC companies and began trading under the ITV name in February. We held both stocks prior to the merger and our combined position after the merger made ITV a Top 10 Holding.

Food retailer Tesco PLC, food products company Nestle S.A., and clothing retailer Marks & Spencer Group PLC underperformed relative to the benchmark. Tesco reported strong sales growth, but that was overshadowed by the unexpected announcement of an additional share issuance. Nestle reported solid sales growth and earnings, but it suffered from higher expectations. Marks & Spencer's share price weakened due to slower sales and certain supply chain issues.
Our investments in a few select industry-leading technology companies allowed us to add value in that area. The best individual performer was Telefonaktiebolaget LM Ericsson (Ericsson), a Swedish manufacturer of wireless communications equipment. Over the past two years, Ericsson has undergone a significant restructuring program and pushed through cost cutting goals ahead of expectations. This led to a strong increase in profitability. Samsung Electronics Co., Ltd. also posted a strong gain as overall handset shipment growth was robust and Europe emerged as one of the fastest growing areas for exports. Finally, Dutch semiconductor equipment manufacturer ASML Holding N.V. benefited from strong orders and improved profits.

Our financial stocks made a meaningful contribution to the Fund's return. One of the leaders was Japanese consumer finance company Promise Co. Ltd. It benefited from lower costs after a reduction in write-offs due to a decline in personal bankruptcies. In addition, the company announced a notable increase in the number of new customer loan accounts and sold its credit card business to focus more on the core loan business. A number of the Japanese banks we owned recorded meaningful gains. Two of the best performers were UFJ

                                    [PHOTO]
                                 MARK L. YOCKEY
                               Portfolio Manager

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                           03
                                                                         ------
                                                                          THREE

----ARTISAN INTERNATIONAL FUND--------------------------------------------------
Holdings, Inc. and The Bank of Yokohama Ltd. UFJ acquired a credit card company, which was an additional step in its efforts to focus on the retail business. Bank of Yokohama advanced as it cut costs and improved profit growth. Finally, German insurer Allianz AG, our largest holding, performed roughly in line with the financial sector return, but continued to improve the performance of many of its business units. The company further reduced its cross-shareholdings in other German financial companies and sold its stake in Beiersdorf, maker of Nivea products.

SECTOR DIVERSIFICATION

SECTOR               9/30/03 3/31/04  SECTOR                    9/30/03 3/31/04
--------------------------------------------------------------------------------
Consumer Discretionary  24.9%  24.2%  Information Technology         1.9%  6.7%
--------------------------------------------------------------------------------
Consumer Staples        16.5   11.9   Materials                      7.4   4.9
--------------------------------------------------------------------------------
Energy                   4.7    7.4   Telecommunication Services     7.9   9.0
--------------------------------------------------------------------------------
Financials              24.2   27.3   Utilities                      0.3   0.4
--------------------------------------------------------------------------------
Healthcare               6.9    3.0   Other assets less liabilities  1.9   1.1
--------------------------------------------------------------------------------
Industrials              3.4    4.1   TOTAL                        100.0%100.0%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 9/30/03 and 3/31/04, respectively.

Although oil and gas prices trended higher during the period, energy stocks in general trailed the market. We favored emerging market and smaller energy companies and our selections outpaced the sector return. The two best performers in the area were Russian oil company LUKOIL and Chinese oil refiner China Petroleum & Chemical Corporation (Sinopec). LUKOIL announced earnings in January, which indicated that profitability levels remained healthy due to solid production growth and cost reductions. Growth in China and its increased demand for commodities helped Sinopec.

In the chemicals industry, we were hurt by the performance of CIBA Specialty Chemicals AG and Rhodia S.A. CIBA recently announced the acquisition of a paper chemicals company that we thought aligned well with its own paper chemicals division. However, investors seemed to believe the price paid for the assets was excessive. Rhodia was pressured by financing and liquidity issues and, as of March 31, 2004, we started to move out of our position. Imperial Chemical Industries PLC offset some of the negative effect by disposing of its food ingredients unit in an ongoing restructuring effort.

COUNTRY & CURRENCY REVIEW
Our country allocations, all of which were driven by our security selection, contributed marginally to performance. Our overweight exposure to the underperforming Swiss market was an area of negative performance relative to the MSCI EAFE/R Index. However, many emerging markets outperformed the major markets and our exposure to those areas and the strength of gains in our Japanese holdings helped drive a strong relative result. Our security selection also contributed to our gains in excess of the MSCI EAFE/R Index.

Fund returns benefited from our exposure to currencies that appreciated relative to the U.S. dollar. When local currencies were converted back to U.S. dollars, at the depreciated level, the translation effect enhanced absolute returns. This effect was muted late in the period as the U.S. dollar appreciated marginally versus a group of currencies.

TOP 5 COUNTRY ALLOCATIONS
United Kingdom............. 18.3%
Japan...................... 17.8
Germany.................... 12.9
Switzerland................ 12.1
Spain....................... 5.4
As a percentage of total net assets as of 3/31/04.

 04
-----
FOUR

--------------------------------------------------ARTISAN INTERNATIONAL FUND----

FUND CHANGES
Within our sector and industry allocations, we reduced our consumer and healthcare exposure during the six months ended March 31, 2004. We used the proceeds to increase our allocations to energy, technology and financials. On a country level, we increased our Japanese exposure and reduced European exposure. The Far East has seen some of the world's highest growth rates. For the first time in years, it seemed to us that Japan might be on a sustainable path to an economic recovery, fueled in large part by the continued growth of the Chinese economy. Europe was behind the curve, with low, albeit improving, economic growth that was partly dampened by the strong euro and the Madrid terrorist attacks. Our weight in emerging markets was left basically unchanged, although we reduced our Mexican exposure. We sold a number of holdings when they reached our assessment of their full valuations, and others when we lost confidence in their investment prospects. We replaced them with potentially more promising stocks within our themes at what we consider to be more attractive valuations.

In the consumer areas, we sold Carrefour S.A., Next PLC and Wolters Kluwer N.V. and we pared our positions in other stocks. The relative performance of the consumer staples group served to reduce our weighting further. Among our healthcare holdings, we closed out our position in French pharmaceutical company Sanofi-Synthelabo S.A. because we did not believe that its attempt at a hostile takeover of its larger, slower growth competitor, Aventis, was a good use of capital. We sold Novartis AG because of the potential for slowing earnings growth and reduced profitability.

TOP 10 HOLDINGS

COMPANY NAME                                      COUNTRY                  %
--------------------------------------------------------------------------------
Allianz AG                                        Germany                 3.1%
--------------------------------------------------------------------------------
UBS AG                                            Switzerland             2.9
--------------------------------------------------------------------------------
ITV PLC                                           United Kingdom          2.8
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft AG     Germany                 2.6
--------------------------------------------------------------------------------
Nestle S.A., Class B                              Switzerland             2.6
--------------------------------------------------------------------------------
Fortis                                            Netherlands             2.5
--------------------------------------------------------------------------------
Honda Motor Co. Ltd.                              Japan                   2.5
--------------------------------------------------------------------------------
Compass Group PLC                                 United Kingdom          2.4
--------------------------------------------------------------------------------
Tesco PLC                                         United Kingdom          2.3
--------------------------------------------------------------------------------
Nikko Cordial Corp.                               Japan                   2.3
--------------------------------------------------------------------------------
TOTAL                                                                    26.0%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 3/31/04. Top 10 Holdings are determined by security, not issuer. Securities of the same issuer are not aggregated.

The purchases of Italian oil services company Saipem S.p.A., Italian oil and gas exploration company ENI S.p.A. and small positions in Total S.A. and BP PLC increased our energy exposure. Samsung Electronics was the largest purchase in the technology sector. Our increase in Japan was a primary reason for the increase in our financials weight. Although we believed there was remaining risk in the Japanese financial industry, the overall improvement of the economic situation and the recovering stock market led us to initiate some positions in banks and consumer finance companies. The stocks added included: UFJ, Nomura Holdings, Inc., Bank of Yokohama, Sumitomo Mitsui Financial Group, Inc., Credit Saison Co. Ltd. and ORIX Corp. We invested slowly in Japan because deflation was still prevalent and Japan was continuing to deal with increasingly challenging demographics.

REGION ALLOCATION
Europe..................... 67.2%
Asia/Pacific............... 24.6
Latin America............... 4.2
North America............... 2.8
Middle East................. 0.1

As a percentage of total net assets as of 3/31/04.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                            05
                                                                          -----
                                                                           FIVE

ARTISAN
INTERNATIONAL
SMALL CAP FUND

----HIGHLIGHTS------------------------------------------------------------------

o During the six months ended March 31, 2004, Artisan International Small Cap Fund trailed the MSCI EAFE/R Small Cap Index, but recorded a strong absolute return and outperformed the MSCI EAFE/R Index.

o Our financial and telecommunication stocks were strong contributors to performance, but the per-formance of our consumer related stocks relative to the MSCI EAFE/R Small Cap Index offset the success.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to construct a portfolio of smaller international growth companies. The investment team conducts its own fundamental analysis with particular emphasis on:

1)   Well-managed companies focused on increasing shareholder value;
2)   Sustainable growth prospects;
3)   Reasonable valuations;
4) Strong or increasing market shares or direct exposure to an identified theme.

----PERFORMANCE REVIEW----------------------------------------------------------

Artisan International Small Cap Fund has outperformed the MSCI EAFE/R Small Cap Index since inception, which has been a favorable period for small stocks.

FUND STATISTICS
Net Assets.............................. $587 Mil.
Number of Holdings............................. 82
Median Market Cap....................... $1.2 Bil.
Weighted Avg. Market Cap................ $2.0 Bil.
Weighted Avg. Growth Rate (3-5 yr).......... 16.7%
Weighted Harmonic Avg. P/E (2004E).......... 17.1X

Source: Factset/Artisan Partners. All statistics are as of 3/31/04.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/21/01 to 3/31/04)


[CHART APPEARS HERE]

         ARTISAN INTERNATIONAL SMALL CAP FUND ($17,353)
         MSCI EAFE/R Small Cap Index ($17,089)
         MSCI EAFE/R Index ($12,453)
         Lipper International Small-Cap Funds Index ($16,014)

                          ARTISAN      MSCI
                       INTERNATIONAL  EAFE/R               Lipper
                           SMALL       Small     MSCI   International
                            CAP         Cap     EAFE/R   Small-Cap
                           FUND        Index     Index  Funds Index
                          ------     -------    -------  ----------
 12/21/01 (inception)       10,000    10,000     10,000    10,000
                            10,080    10,218     10,245    10,219
     3/02                   10,490    10,806     10,298    10,645
     6/02                   10,500    11,254     10,079    10,925
     9/02                    9,090     9,449      8,090     9,131
    12/02                    9,945     9,420      8,612     9,407
     3/03                    9,564     9,149      7,905     8,999
     6/03                   12,130    11,441      9,428    11,137
     9/03                   13,885    13,325     10,194    12,713
    12/03                   16,210    15,198     11,936    14,590
     3/04                   17,353    17,089     12,453    16,014


                  AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/04)
-------------------------------------------------------------------------------
                                                                   SINCE
FUND / INDEX                                        1-YEAR       INCEPTION
-------------------------------------------------------------------------------
Artisan International Small Cap Fund                 81.44%         27.43%
-------------------------------------------------------------------------------
MSCI EAFE/R Small Cap Index                          86.79          26.57
-------------------------------------------------------------------------------
MSCI EAFE/R Index                                    57.54          10.13
-------------------------------------------------------------------------------
Lipper International Small-Cap Funds Index           77.97          23.01
-------------------------------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INTERNATIONAL SMALL CAP FUND'S PERFORMANCE INFORMATION SHOWN DOES NOT REFLECT THE DEDUCTION OF A 2% REDEMPTION FEE ON SHARES HELD BY AN INVESTOR FOR 90 DAYS OR LESS AND, IF REFLECTED, THE FEE WOULD REDUCE THE PERFORMANCE QUOTED. See page 70 for a description of each index.

 06
-----
 SIX

----------------------------------------ARTISAN INTERNATIONAL SMALL CAP FUND----

INVESTING ENVIRONMENT AND PERFORMANCE DISCUSSION
Throughout the six months ended March 31, 2004, international equity markets continued to advance. Flexible monetary conditions around the world have promoted economic growth, which has contributed to a recovery in riskier assets such as small-cap stocks (one of the best performing asset classes during the period). The U.S. dollar weakened against a range of currencies, which enhanced absolute returns for domestic investors with securities denominated in those currencies. Late in the period, the Madrid terrorist attacks, uncertainty after the elections in Taiwan and continued tension in the Middle East caused some hesitation in the markets, but reaction was not strong enough to erase the strength of the returns.

We benefited from the market's preference for small stocks and recorded a strong absolute return. The strongest areas of the Fund were the financials, telecommunications and healthcare sectors. However, we trailed the MSCI EAFE/R Small Cap Index due to the underperformance of our consumer holdings and because we had few investments in some markets in which the currencies were particularly strong relative to the dollar.

SECTOR REVIEW
In the financials sector we had a number of stocks that performed well. Our largest holding, Banco Latinoamericano de Exportaciones, S.A. (BLADEX), was one of the leading gainers, advancing over 50%. It improved its asset quality, increased profitability and re-introduced a dividend policy. BLADEX pulled back somewhat late in the period as higher expenses and lower fees and trading income softened earnings results. German bank Depfa Bank PLC also rose strongly during the period as its largest shareholder, DEPFA Holding, sold its stake in the company, which investors believed could improve liquidity long-term. We sold our position into the strength. AMMB Holdings Berhad, Malaysia's fifth largest bank, also posted a strong return. It benefited from improvement in the domestic economy and restructuring plans.

Two new purchases, Hypo Real Estate Holding AG (HRE) and Creed Corporation, contributed to Fund returns. We acquired a position in HRE after it was spun off from HVB Group. The first post-spinoff profit report reflected pre-tax profits greater than forecasted. The company also made strides in restructuring its German business and announced that it plans to grow internationally. Creed is a Japanese real estate advisory services firm. It provides property valuation, risk analysis, cash flow analysis and asset management services. Importantly for Creed, investing in the property market in Japan gradually has gained popularity among domestic investors.

Wireless providers AO VimpelCom of Russia and Telesp Celular Participacoes S.A. of Brazil were our two best performing stocks in the strong telecommunications sector. VimpelCom's share price advanced over 70% and Telesp Celular's share price almost doubled. VimpelCom reported strong subscriber growth in Russia and received shareholder approval for a merger with its subsidiary. Telesp Celular sales were solid as market growth accelerated and the Brazilian economy seemed to be on a path to stronger growth. Canadian wireless company Microcell Telecommunications, Inc. was another strong contributor, and we closed out our position.

Among our healthcare holdings, dental implant manufacturer Straumann AG was the leading contributor to performance. The dental implant market has expanded at an accelerating rate, and Straumann gained market share in the fast growing U.S. market. Another strong performer was U.K. diagnostics and life sciences company Amersham PLC. It received a takeover offer from General Electric Co. at a premium to the outstanding share price at the time of the announcement. We sold our position subsequent to the news. Stada Arzneimittel AG, a German pharmaceutical company, offset some of the gains due to the uncertainty surrounding the potential negative impact on pricing from German healthcare reform. We thought its product pipeline and acquisition strategy provided solid growth potential, so we used the weakness to increase our position in its stock.

                                    [PHOTO]
                                 MARK L. YOCKEY
                               Portfolio Manager

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                           07
                                                                         ------
                                                                          SEVEN

----ARTISAN INTERNATIONAL SMALL CAP FUND----------------------------------------

SECTOR DIVERSIFICATION

SECTOR               9/30/03 3/31/04  SECTOR                    9/30/03 3/31/04
--------------------------------------------------------------------------------
Consumer Discretionary  29.4%  26.4%  Information Technology         1.5%  2.4%
--------------------------------------------------------------------------------
Consumer Staples        21.1   15.8   Materials                      3.1   5.1
--------------------------------------------------------------------------------
Energy                   1.5    5.7   Telecommunication Services     7.8   7.3
--------------------------------------------------------------------------------
Financials              13.0   18.7   Utilities                      0.0   1.8
--------------------------------------------------------------------------------
Healthcare              11.2    7.0   Other assets less liabilities  3.2   0.9
--------------------------------------------------------------------------------
Industrials              8.2    8.9   TOTAL                        100.0%100.0%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 9/30/03 and 3/31/04, respectively.

In the consumer areas, we had a number of strong performers such as Sogecable S.A., Spanish pay television; JCDecaux S.A., French outdoor advertising; and Lianhua Supermarket Holdings Limited, Chinese supermarkets. JCDecaux improved profitability by lowering spending and its success in doing so was affirmed by speculation of a possible merger of its outdoor operations with Viacom Inc. of the U.S. Sogecable, a former Top 10 Holding, and Lianhua were sold into the share price gains. However, those successes were outweighed by the poor performance of certain beverage, food product and household product stocks, which underperformed the market. One of the weakest performers was Russian juice and dairy producer Wimm-Bill-Dann Foods OJSC. It fell due to a slump in juice sales and concern about political stability after executives of one of Russia's largest companies came under investigation. We used the weakness to add to our position.

Luxury boat maker Rodriguez Group was another negative performer. It fell after reporting lower than expected sales for the year due in part to a delay in the delivery of two boats. We sold our position in favor of what we believed to be better alternatives. CanWest Global Communications Corporation, the largest conventional television broadcaster and newspaper publisher in Canada, was one of our weaker media stocks. Its share price fell as its TV sales results dropped due to a weak ad market caused in part by a relatively new programming lineup.

The energy sector was the best performing sector in our benchmark as the average price for oil and gas moved higher during the period. In the sector, our only investment at the beginning of the fiscal year was Canadian service company Precision Drilling Corporation. However, we added three new names to the portfolio: Norwegian oil service firms TGS Nopec Geophysical Company ASA and Smedvig ASA, and U.K. energy services company John Wood Group PLC. We bought those securities because exploration spending had started to show improvements. Nevertheless, our preference for service companies in favor of producers hurt returns.

COUNTRY & CURRENCY REVIEW
Our country allocations, which were driven by our security selection, hurt performance. The stocks we owned in certain emerging markets added to returns, but our relatively small investment in a strong Japanese market in favor of stocks in countries such as Switzerland negated the positives. Our exposure to Japan relative to the MSCI EAFE/R Small Cap Index is the largest underweight position in the Fund. For the first time in years, it seemed to us that Japan might be on a sustainable path to an economic recovery, but deflation was still prevalent and we remained concerned long-term about Japan's increasingly challenging demographics. Consequently, we added names in the area cautiously.

TOP 5 COUNTRY ALLOCATIONS
Switzerland................ 16.4%
Japan....................... 7.9
United Kingdom.............. 7.4
France...................... 7.0
Russia...................... 4.7

As a percentage of total net assets as of 3/31/04.

 08
-----
EIGHT

----------------------------------------ARTISAN INTERNATIONAL SMALL CAP FUND----
Fund returns benefited from our exposure to currencies that appreciated relative to the U.S. dollar. When local currencies were converted back to U.S. dollars, at the depreciated level, the translation effect enhanced absolute returns. This effect was muted late in the period as the U.S. dollar appreciated marginally versus a group of currencies. In addition, we were not as exposed to some of the currencies that appreciated the most, which hurt returns compared to our benchmark.

FUND CHANGES
The sector allocations that changed the most since September 30, 2003 as a consequence of our stock selection were the consumer areas (reduced) and the energy and financials sectors (increased). Security sales in the consumer sectors, in addition to those previously discussed, included Italian luxury goods company Bulgari S.p.A., U.K. media company Trinity Mirror PLC, Japanese retailer Don Quijote Company, Ltd. and Dutch and Italian beverage companies Koninklijke Grolsch N.V. and Davide Campari-Milano S.p.A., respectively.

TOP 10 HOLDINGS

COMPANY NAME                                      COUNTRY                  %
--------------------------------------------------------------------------------
Banco Latinoamericano de Exportaciones,
S.A., E Shares                                    Panama                  4.6%
--------------------------------------------------------------------------------
AO VimpelCom (ADR)                                Russia                  3.3
--------------------------------------------------------------------------------
Fraser & Neave Limited                            Singapore               2.9
--------------------------------------------------------------------------------
Straumann AG                                      Switzerland             2.9
--------------------------------------------------------------------------------
SIG Holding AG                                    Switzerland             2.7
--------------------------------------------------------------------------------
Sulzer AG                                         Switzerland             2.6
--------------------------------------------------------------------------------
Hypo Real Estate Holding AG                       Germany                 2.5
--------------------------------------------------------------------------------
Gruppo Editoriale L'Espresso S.p.A.               Italy                   2.3
--------------------------------------------------------------------------------
Clarins S.A.                                      France                  2.2
--------------------------------------------------------------------------------
Komeri Company, Ltd.                              Japan                   2.2
--------------------------------------------------------------------------------
TOTAL                                                                    28.2%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 3/31/04. Top 10 Holdings are determined by security, not issuer. Securities of the same issuer are not aggregated.

The extension of our investment themes resulted in increased exposure to Japan and various emerging market countries in the Pacific region. In Japan, in addition to the purchase of Creed, we added motion picture company Toho Company, Ltd. and food products firm Yakult Honsha Company Ltd. Elsewhere in the region we initiated positions in: Kangwon Land, Inc., a Korean casino-resort company; China Resources Power Holdings Company Limited, a Chinese utility; Satyam Infoway Limited, an Indian internet software firm; and Hanil Cement Company, Ltd., a Korean construction materials company. One sale in the region was South Korean shipbuilder Samsung Heavy Industries Company, Inc. It benefited from an upturn in orders as global shipbuilding demand rose due to an expansion in global trade, particularly to and from China, and we sold on the resulting strength.

REGION ALLOCATION
Europe..................... 60.7%
Asia/Pacific............... 27.0
Latin America............... 7.5
North America............... 3.9

As a percentage of total net assets as of 3/31/04.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                            09
                                                                          -----
                                                                           NINE

ARTISAN
INTERNATIONAL
VALUE FUND

----HIGHLIGHTS------------------------------------------------------------------

o During the six months ended March 31, 2004, Artisan International Value Fund outperformed the MSCI EAFE/R and MSCI EAFE/R Value Indices and its peer group, as measured by the Lipper International Funds Index.

o The primary driver behind the Fund's strong performance was good stock selection.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to construct a portfolio of undervalued non-U.S. companies. Our focus is on selecting individual companies, not countries or industries. We conduct our own in-depth fundamental research with the goal of investing in companies at a significant discount to the team's estimates of their economic value. Attention is also given to a company's historic returns on capital, its financial strength and management. Assessing the tradeoffs among these factors is at the heart of our investment process.

----PERFORMANCE REVIEW----------------------------------------------------------

Since inception, Artisan International Value Fund has outperformed the MSCI EAFE/R and MSCI EAFE/R Value Indices in five of six calendar quarters.

FUND STATISTICS
Net Assets............................ $108.4 Mil.
Number of Holdings............................. 44
Median Market Cap....................... $2.1 Bil.
Weighted Avg. Market Cap............... $10.2 Bil.
Median P/B Value............................. 2.0X
Weighted Harmonic Avg. P/E (2004E).......... 13.2X

Source: Factset/Artisan Partners. All statistics are as of 3/31/04.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/23/02 to 3/31/04)


[CHART APPEARS HERE]

         ARTISAN INTERNATIONAL VALUE FUND ($18,075)
         MCSI EAFE/R Value Index ($16,175)
         MCSI EAFE/R Index ($15,440)
         Lipper International Funds Index ($15,183)

                         ARTISAN      MSCI               Lipper
                      INTERNATIONAL  EAFE/R     MSCI  International
                         VALUE       Value     EAFE/R    Funds
                          FUND       Index     Index     Index
                         ------     -------   -------  --------
  9/23/02 (inception)    10,000    10,000     10,000    10,000
                         10,070    10,473     10,570    10,488
                         10,570    11,116     11,049    10,985
    12/02                10,600    10,632     10,678    10,633
                         10,510    10,269     10,232    10,244
                         10,280    10,019      9,997     9,940
     3/03                10,210     9,736      9,801     9,697
                         11,450    10,797     10,761    10,657
                         12,480    11,543     11,413    11,342
     6/03                13,010    11,899     11,689    11,610
                         13,280    12,318     11,972    11,935
                         13,710    12,685     12,261    12,279
     9/03                14,320    13,040     12,639    12,526
                         15,130    13,913     13,427    13,273
                         15,511    14,207     13,726    13,539
    12/03                16,598    15,448     14,798    14,461
                         17,419    15,586     15,007    14,771
                         18,024    16,009     15,354    15,109
     3/04                18,075    16,175     15,440    15,183

                  AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/04)
--------------------------------------------------------------------------------
                                                                   SINCE
FUND / INDEX                                   1-YEAR            INCEPTION
--------------------------------------------------------------------------------
Artisan International Value Fund                77.03%              47.70%
--------------------------------------------------------------------------------
MSCI EAFE/R Value Index                         66.15               37.28
--------------------------------------------------------------------------------
MSCI EAFE/R Index                               57.54               33.13
--------------------------------------------------------------------------------
Lipper International Funds Index                56.57               31.67
--------------------------------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. THE FUND'S PERFORMANCE INFORMATION SHOWN DOES NOT REFLECT THE DEDUCTION OF A 2% REDEMPTION FEE ON SHARES HELD BY AN INVESTOR FOR 90 DAYS OR LESS AND, IF REFLECTED, THE FEE WOULD REDUCE THE PERFORMANCE QUOTED. THE FUND'S PERFORMANCE ALSO REFLECTS ARTISAN PARTNERS' UNDERTAKING TO LIMIT THE FUND'S EXPENSES, WHICH MAY BE TERMINATED AT ANY TIME, HAS BEEN IN EFFECT SINCE THE FUND'S INCEPTION, AND HAS HAD A MATERIAL IMPACT ON THE FUND'S PERFORMANCE, WHICH WOULD HAVE BEEN LOWER IN ITS ABSENCE. FOR MONTH-END PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. See page 70 for a description of each index.

 10
-----
 TEN

--------------------------------------------ARTISAN INTERNATIONAL VALUE FUND----

INVESTING ENVIRONMENT AND PERFORMANCE DISCUSSION
International markets continued their ascent during the period from March 2003 lows, with investors still showing relatively little discrimination among asset classes. Developed markets, emerging markets, large-cap stocks, small-cap stocks, commodities, technology and consumer stocks all showed meaningful increases. The period was characterized by accelerating evidence of a synchronized global economic recovery, supported largely by stimulative fiscal and monetary policies in the United States.

During the first six months of the fiscal year, Artisan International Value Fund was up 26.22%. Since inception, the Fund has achieved an average annual total return of 47.70%.

The following companies had a significant positive impact on the portfolio during the semi-annual period:

     o Ichiyoshi Securities Co., Ltd. is a Japanese brokerage firm that benefited from the recent bull market in Japan. Its share price increased by 82%. Its shares moved during the most recent quarter from a discount to book value to a premium to book value mainly due to a significant increase in profits.

     o Aventis S.A.'s shares increased by 48% largely due to a hostile takeover bid from fellow French pharmaceutical company Sanofi-Synthelabo S.A.

     o The share price of Hunter Douglas N.V. rose by 44%. Hunter Douglas is the world's leading manufacturer of custom window treatments. Brisk growth in U.S. consumption led to an increase in sales growth at Hunter's U.S. division.

Several other companies experienced improving fundamentals, which had a positive impact on their share price. Grupo Aeroportuario del Sureste S.A. de C.V. operates a number of airports in Mexico, the largest of which is in Cancun. The Cancun airport has shown significant increases in air passenger traffic over the last twelve months. Increased passenger traffic had the impact of increasing the company's revenues and brought more traffic into its retail concessions. Management at Vivendi Universal S.A. announced the merger of its largest media assets, including Universal Studios, with GE's NBC unit. The merger, along with other disposals, significantly lowered the amount of debt on Vivendi's balance sheet and reduced overall financial risk. Carpetright PLC, the U.K.'s largest carpet retailer, continued to impress us as perhaps one of the best managed companies in the portfolio. Over the last year, under the leadership of Chairman and CEO Lord Harris, its U.K. based retail stores posted positive same store sales and conditions at the company's newly acquired European operations improved. Finally, Brit Insurance Holdings PLC posted positive underwriting results and indications of a significant dividend payout ratio boosted the share price.

A few stocks had a negative impact on the portfolio. Shares of Caltagirone Editore S.p.A., an Italian based newspaper publisher, declined 3.7% though we could find no specific fundamental reason. The share price of Wolters Kluwer N.V. increased since our purchase, but it was not enough to offset the impact of a decline in the euro. Finally, an investment in Unilever PLC's preferred shares proved disappointing. At the time of investment, we had anticipated the shares being converted to cash and indeed the shares had rallied from our purchase price very near to our estimate of the cash conversion price. Instead, management decided to convert the preferred shares into common stock, which resulted in a small capital loss.

FUND CHANGES
During the period, we acquired positions in eight companies: MFI Furniture Group PLC, Guoco Group Ltd., Lotte Confectionery Co., Ltd., Olympus Corporation, Rinker Group, Ltd., Wolters Kluwer N.V., Zehnder Group AG, and Samchully Co., Ltd. A brief discussion of each of these companies is provided below.

MFI Furniture Group PLC is the owner of the U.K.'s largest retailer of kitchen and bedroom furniture, with a market share in excess of 30%. While this business is fairly mature, we expected an aggressive refurbishment program to increase both sales and margins. MFI also owns Howdens Joinery (a new concept

                                    [PHOTO]
                                 N. DAVID SAMRA
                               Portfolio Manager

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                          11
                                                                       --------
                                                                        ELEVEN

----ARTISAN INTERNATIONAL VALUE FUND--------------------------------------------

launched in the mid-1990s), which manufactures and sells kitchens and bathrooms exclusively to building contractors. Howdens has been a tremendous success story to date. We like the track record of John Hancock, MFI's CEO, who has led the business during a period of significant investment.

SECTOR DIVERSIFICATION

SECTOR               9/30/03 3/31/04  SECTOR                    9/30/03 3/31/04
--------------------------------------------------------------------------------
Consumer Discretionary  18.9%  18.7%  Information Technology         0.0%  0.0%
--------------------------------------------------------------------------------
Consumer Staples        16.3   22.8   Materials                      4.6   8.2
--------------------------------------------------------------------------------
Energy                   2.1    0.6   Telecommunication Services     7.4   4.8
--------------------------------------------------------------------------------
Financials              25.1   20.6   Utilities                      0.0   1.2
--------------------------------------------------------------------------------
Healthcare               7.6    5.8   Other assets less liabilities  5.9   8.5
--------------------------------------------------------------------------------
Industrials             12.1    8.8   TOTAL                        100.0%100.0%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 9/30/03 and 3/31/04, respectively.

Guoco Group, Ltd. is a Hong Kong-listed holding company controlled by Quek Leng Chan, a Malaysian lawyer-turned-billionaire with financial interests throughout Asia. Quek formed Guoco in the 1980s with an emphasis on financial service businesses. In 2001, Guoco sold its successful investment in Hong Kong-based Dao Heng Bank to DBS Group (Singapore's largest bank). Since that time Guoco has used the proceeds to buy back 25% of its own shares and has been patiently analyzing potential acquisitions in the region. Consequently, we in effect bought a large pile of cash and securities at what we considered to be a significant discount, managed by people with a track record of building value and with investment criteria similar to our own.

After a recent visit to Korea we made an investment in Lotte Confectionery Co., Ltd., a leading national producer of gum, cookies, chocolate and ice cream. The quality of the business, as evidenced by its strong market position and high profit margins, made it a compelling investment given what we estimated was a very low price.

Olympus Corporation is perhaps best known for its cameras, but the company generates most of its profits from the manufacture of endoscopes (medical devices based on optical technology). As of its 2003 annual report, Olympus had an 80% market share in flexible endoscopes and our research indicated that barriers to entry for the business were high. Though not fast growing, Olympus reported solid profitability on these products. We think this is a terrific business and one that we estimated to be worth more than the market capitalization of the whole company at the time of purchase. Thrown in for "free" is the world's third largest digital camera manufacturer, about 100 billion yen of sales in other optical related businesses, and about 30 billion yen in net cash and securities.

Rinker Group, Ltd. is an Australian-based building materials company that sells aggregates, concrete, cement, and cement pipe. In addition to its businesses in Australia, Rinker has strong market positions in growing areas of the U.S. including Florida, Arizona, and Nevada. Though not as cheap as our other cement holding (Cementir S.p.A. Cementerie del Tirreno), we were impressed with CEO David Clarke and his team. Moreover, the company had a strong balance sheet, and we liked the secular growth profile of its markets.


TOP 5 COUNTRY ALLOCATIONS
United Kingdom............. 21.3%
Netherlands................ 13.5
Switzerland................ 12.3
Japan...................... 10.2
Italy....................... 6.2

As a percentage of total net assets as of 3/31/04.

  12
-------
TWELVE

--------------------------------------------ARTISAN INTERNATIONAL VALUE FUND----

Wolters Kluwer N.V. is a Dutch-based professional publishing company. Its professional publishing business generates recurring revenue, is highly profitable and produces meaningful cash flows. Unfortunately for Wolters Kluwer, management of the company historically failed to profitably reinvest the cash flow back in the business. As a result, the company stopped growing and profitability declined as the company tried to invest in improving its content. Wolters recently promoted a new CEO from in-house who is attempting to turn the business around. Although we were encouraged by the initial strategy that was put in place, when we purchased the stock, we relied more on the value of the underlying content, which we believed could fetch a higher price in a private market transaction.

Zehnder Group AG is a Swiss-based radiator manufacturer, which in our view had a niche-oriented, high profitability business that was not properly reflected in its valuation. We thought the shares were trading at an attractive price and had a decent dividend yield, and the company had a good balance sheet.

Samchully Co., Ltd. is a Korean operator of a natural gas utility. Typically we find regulated utilities to be poor investments. However, Samchully had several attractive qualities. First, we thought the company could continue to grow over the next few years as it completed the build-out of its franchise area. Second, the company had valuable assets that exceeded its modest debt outstanding. Most importantly, after adjusting for the excess assets, Samchully was trading at a very attractive value.

TOP 10 HOLDINGS
COMPANY NAME                                      COUNTRY                  %
--------------------------------------------------------------------------------
Euronext N.V.                                     Netherlands             5.8%
--------------------------------------------------------------------------------
Unilever PLC (ADR)                                United Kingdom          5.2
--------------------------------------------------------------------------------
Givaudan S.A.                                     Switzerland             5.1
--------------------------------------------------------------------------------
Cementir S.p.A. Cementerie del Tirreno            Italy                   5.1
--------------------------------------------------------------------------------
Diageo PLC                                        United Kingdom          4.6
--------------------------------------------------------------------------------
Wolters Kluwer N.V.                               Netherlands             4.1
--------------------------------------------------------------------------------
MFI Furniture Group PLC                           United Kingdom          3.8
--------------------------------------------------------------------------------
Guoco Group, Ltd.                                 Hong Kong               3.7
--------------------------------------------------------------------------------
Meitec Corporation                                Japan                   3.4
--------------------------------------------------------------------------------
Telecom Corporation of New Zealand, Ltd.          New Zealand             3.4
--------------------------------------------------------------------------------
TOTAL                                                                    44.2%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 3/31/04. Top 10 Holdings are determined by security, not issuer. Securities of the same issuer are not aggregated.

We funded the above purchases with new subscriptions and the proceeds of five sales. We sold TSX Group Inc., Tokyo Broadcasting System, Inc. and Somerfield PLC when their prices reached our assessment of intrinsic value. Shares in Radiometer A/S were tendered to Danaher as a result of the takeover offer made in December. We sold Lloyds TSB Group PLC in favor of more attractive alternatives.

REGION ALLOCATION
Europe..................... 62.6%
Asia/Pacific............... 27.1
North America............... 0.9
Latin America............... 0.9

As a percentage of total net assets as of 3/31/04.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                          13
                                                                      ----------
                                                                       THIRTEEN

ARTISAN
MID CAP FUND

----HIGHLIGHTS------------------------------------------------------------------

o During the six months ended March 31, 2004, Artisan Mid Cap Fund trailed the Russell Midcap/R and Russell Midcap/R Growth Indices.

o The technology and healthcare sectors were two of the leading contributors to Fund performance compared to both indices.

o Our stocks in the producer durables sector underperformed both benchmarks.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to identify well-managed mid-sized companies whose growth and profit potential are not yet fully recognized by investors. Specifically, we spend most of our time answering three questions about a company before we will invest in it:

1)   Does the company exhibit franchise characteristics?
2) Is the company positioned for long-term growth and at an early stage in its profit cycle?
3) Is the stock of the company trading at a reasonable discount to our estimate of its private market value?

----PERFORMANCE REVIEW----------------------------------------------------------

Artisan Mid Cap Fund has outperformed both benchmark indices on a 5-year and since inception basis.

FUND STATISTICS
Net Assets.............................. $4.7 Bil.
Number of Holdings............................ 102
Median Market Cap....................... $5.8 Bil.
Weighted Avg. Market Cap................ $8.5 Bil.
Weighted Avg. Growth Rate (3-5 yr).......... 17.2%
Weighted Harmonic Avg. P/E (2004E).......... 22.8X

Source: Factset/Artisan Partners. All statistics are as of 3/31/04.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/97 to 3/31/04)


[CHART APPEARS HERE]

         ARTISAN MID CAP FUND ($34,930)
         Russell Midcap/R Growth Index ($15,121)
         Russell Midcap/R Index ($18,741)
         Lipper Mid-Cap Core Funds Index ($18,414)

                                    Russell               Lipper
                          ARTISAN   Midcap/R   Russell    Mid-Cap
                          MID CAP    Growth    Midcap/R    Core
                           FUND      Index      Index   Funds Index
                          ------    -------    -------  ----------
  6/27/97 (inception)     10,000    10,000     10,000      10,000
                          10,000     9,994      9,969      10,072
                          12,550    11,393     11,293      11,540
    12/97                 12,814    11,079     11,418      11,193
                          14,714    12,402     12,651      12,514
                          14,607    12,394     12,461      12,144
                          13,068    10,325     10,614       9,914
    12/98                 17,090    13,059     12,570      12,063
                          17,162    13,505     12,512      11,485
                          19,839    14,912     13,870      12,958
                          19,601    14,165     12,678      12,123
    12/99                 26,984    19,757     14,862      15,464
                          34,037    23,930     16,361      17,707
                          34,299    22,158     15,623      17,113
                          38,105    22,717     16,687      17,760
    12/00                 34,311    17,436     16,088      16,432
                          30,390    13,062     14,400      14,550
                          34,092    15,175     15,773      16,378
                          26,430    10,957     12,956      13,240
    12/01                 33,266    13,922     15,183      15,627
                          32,583    13,676     15,828      16,205
                          28,545    11,179     14,317      14,485
                          23,386     9,259     11,792      12,114
    12/02                 25,230    10,107     12,726      12,912
                          24,418    10,105     12,425      12,421
                          28,132    12,000     14,694      14,734
     9/03                 29,822    12,860     15,639      15,598
                          33,253    14,424     17,824      17,635
     3/04                 34,930    15,121     18,741      18 414


                  AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/04)
--------------------------------------------------------------------------------
                                                                    SINCE
FUND / INDEX                                   1-YEAR    5-YEAR   INCEPTION
--------------------------------------------------------------------------------
Artisan Mid Cap Fund                            43.05%    15.27%    20.33%
--------------------------------------------------------------------------------
Russell Midcap/R Growth Index                   49.63      2.29      6.31
--------------------------------------------------------------------------------
Russell Midcap/R Index                          50.83      8.42      9.74
--------------------------------------------------------------------------------
Lipper Mid-Cap Core Funds Index                 48.25      9.90      9.45
--------------------------------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. See page 70 for a description of each index.

    14
----------
 FOURTEEN

--------------------------------------------------------ARTISAN MID CAP FUND----

INVESTING ENVIRONMENT AND PERFORMANCE DISCUSSION
During the first half of the fiscal year, there were plenty of indications that the economy was in a sustained recovery and it showed in the GDP growth figures. It also became clear that consumers would not have to support growth any longer by themselves. Corporate earnings were strong and businesses started to spend. Manufacturing activity and industrial production were both very strong throughout the period. However, as of March 31, 2004, corporations had not begun hiring at a pace that would be consistent with the level of growth, which has left some uncertainties. The upcoming presidential election, the direction of domestic monetary and fiscal policy, the resurgence of terrorism and the prevalence of unstable geopolitical situations worldwide also created some questions. While our portfolio is always built from the bottom up, in a period in which the array of potential outcomes was quite wide, we were especially diligent in anticipating change and not allowing any single economic sector to dominate the portfolio.

SECTOR REVIEW
The largest contributors to Fund returns during the period were our holdings in the technology sector. Within the sector, our telecom equipment providers, Nortel Networks Corporation and Avaya Inc., and semiconductor companies, PMC-Sierra, Inc. and Xilinx, Inc., were among the best performers. During the period, Nortel Networks rose almost 45% after it signed a number of contracts anticipated to boost future earnings and we trimmed our position into the gain. Avaya also increased about 45%. It paid down a portion of its high interest debt, new product sales offset legacy product declines and order sizes increased. PMC and Xilinx have ties to the communication markets as suppliers of semiconductors. PMC, with its diverse sales mix, saw an increase in demand across all markets. We sold the stock into the share price strength. Xilinx appreciated due to growth of its market share in key segments. Seagate Technology, a market leader in hard disk drives, was sold off during the period. It came under pressure when it became apparent that risks related to industry price competition, and overall enterprise and mobile demand, were not dissipating. We had a gain in the stock and sold our position.

Our telecom service providers, Sprint PCS (PCS) and Western Wireless Corporation, performed well amid merger speculation following Cingular's offer for AT&T Wireless. We sold PCS into the price strength after news that Sprint Corp. would roll the tracking stocks back into a single stock in April. Western was a new purchase during the period, and we maintained our position because we liked the profitable growth potential of its international operations and the recent improvements in its domestic subscriber numbers.

A number of our technology related holdings in the producer durables sector weighed on performance. Two of our electronic components stocks were among our weakest performers, but we decided to take a different course with each holding. Novellus Systems, Inc. declined on management's more conservative outlook for new orders relative to its competitors. After that announcement, we became concerned that the company might be losing market share, and we closed out our position. KLA-Tencor Corporation traded down, but we elected to maintain our position because we did not believe its fundamentals were deteriorating. KLA historically has been one of the most profitable companies in its industry, and we thought it possessed a high-quality balance sheet and had the potential to deliver significant operating leverage as the capital spending cycle unfolded. Repair and operating products distributor W.W. Grainger, Inc. was another weak performer in the area. It fell modestly after it announced uninspiring earnings and noted that increased costs to upgrade systems could impact 2004 results.

The healthcare sector produced a number of the strongest relative contributors compared to our benchmarks. Early in the period, healthcare stocks in general were aided by the passage of a Medicare prescription drug benefit bill by Congress, which ultimately was signed by the President. Separate from that news, a number of our stocks had positive company specific news that added to stock strength.

                                    [PHOTO]
                               ANDREW C. STEPHENS
                             Lead Portfolio Manager

                                    [PHOTO]
                                 JAMES D. HAMEL
                          Associate Portfolio Manager

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                          15
                                                                      ---------
                                                                       FIFTEEN

----ARTISAN MID CAP FUND--------------------------------------------------------

Drug manufacturer Andrx Corporation did well due to the announcement of a new management team, which is expected to refocus the company on its core generic business from the branded business that historically weighed on its earnings growth. Pharmacy benefit manager Caremark Rx, Inc. announced that it had won a huge federal contract and other key sales that were expected to improve earnings. Anthem, Inc., a health benefits provider, announced it had received approval to merge with WellPoint Health Networks Inc. It showed solid enrollment/membership and better pricing due to its strong market share, low costs and new products. Medical devices manufacturer Boston Scientific Corporation is focused on specific technologies such as drug eluting stents (a stent is a tube placed in an artery or vein to provide support and keep it open). It reported strong initial results for its TAXUS product, a cardiac stent.

SECTOR DIVERSIFICATION

SECTOR               9/30/03 3/31/04  SECTOR                    9/30/03 3/31/04
--------------------------------------------------------------------------------
Auto & Transportation    5.2%   4.2%  Other                          0.4%  0.8%
--------------------------------------------------------------------------------
Consumer Discretionary  24.1   23.7   Other Energy                   4.8   3.5
--------------------------------------------------------------------------------
Consumer Staples         1.6    2.6   Producer Durables              7.8   8.5
--------------------------------------------------------------------------------
Financial Services      12.4   13.6   Technology                    22.2  20.4
--------------------------------------------------------------------------------
Healthcare              13.3   14.4   Utilities                      0.7   1.1
--------------------------------------------------------------------------------
Integrated Oils          0.0    0.0   Other assets less liabilities  4.5   4.1
--------------------------------------------------------------------------------
Materials & Processing   3.0    3.1   TOTAL                        100.0%100.0%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 9/30/03 and 3/31/04, respectively.

Financials stocks benefited from rising equity markets and a favorable interest rate environment and our security selection was fairly strong, which yielded positive results. Commercial finance company CIT Group Inc. reduced its commercial paper issuance, reached an agreement to sell its venture capital portfolio and accelerated a charge-off, all of which served to upgrade the health of its balance sheet. Online broker Ameritrade Holding Corporation reported an increase in trading volume, lower expenses due to acquisition synergies and generated a significant amount of excess cash. Capital One Financial Corporation, a new buy in the first half of the period, announced that credit trends were improving (leading to lower loss assumptions) and that assets were expected to rise.

One other positive gainer of note was energy company Smith International, Inc. Smith produced solid results because it was able to push through some price increases to its customers. Its international operations continued to grow, and the company's management team has a strong history of creating value.

We were hurt by some of our transportation stocks. Southwest Airlines Co., a former top holding, weakened early in the period on concerns about higher fuel costs and weak outlook for passenger traffic. Trucking firm Swift Transportation Co., Inc.'s share price dropped as the market tried to digest the potential impact of higher fuel costs, new federally mandated hours of service regulations and a review of driver logs. We elected to secure our gains in both stocks and closed out our positions in favor of other opportunities.

    16
 --------
 SIXTEEN

--------------------------------------------------------ARTISAN MID CAP FUND----

FUND CHANGES
At the end of the period, the portfolio was broadly exposed to the economy via established franchises. We felt the portfolio was well balanced, with a skew toward slightly larger companies when compared to our relevant benchmark indices. The sector allocations in the portfolio remained largely the same throughout the period. Our transactions occurred in a diverse group of industries.

A number of the larger purchases we made during the six month period, not previously mentioned, included: The Bear Stearns Companies Inc., investment bank and broker; Iron Mountain Incorporated, business records management; Fisher Scientific International Inc., provider of products and services to the scientific research, clinical laboratory and industrial safety markets; EOG Resources, Inc., oil and gas driller; and Aetna Inc., healthcare benefits provider. Bear Stearns is a diverse franchise exposed to improving capital market fundamentals. Iron Mountain showed better profitability, grew its sales force and we were able to purchase shares at what we considered to be an attractive price. We bought Fisher Scientific because we thought management made the correct decision to focus more heavily on high margin proprietary products and its distribution network had created a significant competitive advantage. EOG historically has shown strong returns on its investments, driven by a tight control over costs and a history of successful reserve additions. Aetna's industry exhibited solid fundamentals and we liked the company's expense reductions, focused marketing efforts and attractive price relative to other providers.

TOP 10 HOLDINGS

COMPANY NAME                                                               %
--------------------------------------------------------------------------------
CIT Group Inc.                                                            1.8%
--------------------------------------------------------------------------------
Ameritrade Holding Corporation                                            1.8
--------------------------------------------------------------------------------
Avaya Inc.                                                                1.7
--------------------------------------------------------------------------------
Invitrogen Corporation                                                    1.7
--------------------------------------------------------------------------------
Anthem, Inc.                                                              1.6
--------------------------------------------------------------------------------
Danaher Corporation                                                       1.5
--------------------------------------------------------------------------------
Thermo Electron Corporation                                               1.5
--------------------------------------------------------------------------------
Xilinx, Inc.                                                              1.5
--------------------------------------------------------------------------------
Univision Communications Inc.                                             1.5
--------------------------------------------------------------------------------
KLA-Tencor Corporation                                                    1.5
--------------------------------------------------------------------------------
TOTAL                                                                    16.1%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 3/31/04. Top 10 Holdings are determined by security, not issuer. Securities of the same issuer are not aggregated.

Our new positions were funded in part by the sales of a variety of holdings. Southwest Airlines Co., Novellus Systems, Inc. and Seagate Technologies, Inc. happened to be three of the largest sales, but there were a number of additional sales of note. The list included: Omnicom Group Inc. (advertising and marketing), Rockwell Automation, Inc. (discrete industrial automation), Linear Technology Corporation (integrated circuits), Mattel Inc. (toys), XL Capital Limited (insurance), SEI Investments Company (investment management), The New York Times Company (newspaper publishing), The Williams Companies, Inc. (natural gas), Network Associates, Inc. (security technology) and AmeriSourceBergen Corporation (pharmaceuticals).

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                          17
                                                                      ----------
                                                                      SEVENTEEN

ARTISAN
MID CAP VALUE
FUND

----HIGHLIGHTS------------------------------------------------------------------

o The six months ended March 31, 2004, marked the three-year anniversary of Artisan Mid Cap Value Fund. The Fund has outperformed both the Russell Midcap/R Value Index and its peer group, as measured by the Lipper Mid-Cap Value Funds Index, over that period.

o Our security selection within the financial services sector contributed the most to our return during the six months ended March 31, 2004, while our stocks in the transportation sector were a source of negative performance compared to our benchmark.

----INVESTMENT APPROACH---------------------------------------------------------

Our goal is to invest in companies that are priced below our estimate of the value of the business and that provide a controlled level of risk. It is important to complement stock price value with a company that is financially strong and possesses favorable economics. Our focus is on individual companies, rather than on economic or market trends.

The Fund often finds investment opportunities in companies that are in the midst of a turnaround, are in transition, are experiencing declining earnings and/or have earnings short-falls.

----PERFORMANCE REVIEW----------------------------------------------------------

Artisan Mid Cap Value Fund outperformed the Russell Midcap/R Value Index and its peer group during the semi-annual period ended March 31, 2004 and since the Fund's inception. However, the Fund underperformed for the one year ended March 31, 2004.

FUND STATISTICS
Net Assets............................ $132.0 Mil.
Number of Holdings............................. 50
Median Market Cap....................... $3.2 Bil.
Weighted Avg. Market Cap................ $5.3 Bil.
Weighted Avg. Growth Rate (3-5 yr).......... 12.7%
Weighted Harmonic Avg. P/E (2004E).......... 13.4X

Source: Factset/Artisan Partners. All statistics are as of 3/31/04.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/01 to 3/31/04)


[CHART APPEARS HERE]

         ARTISAN MID CAP VALUE FUND ($15,113)
         Russell Midcap/R Value Index ($14,149)
         Russell Midcap/R Index ($13,142)
         Lipper Mid-Cap Value Funds Index ($14,046)

                          ARTISAN   Russell               Lipper
                          MID CAP   Midcap/R   Russell   Mid-Cap
                           VALUE     Value     Midcap/R   Value
                           FUND      Index      Index  Funds Index
                          ------    -------    -------  ----------
3/28/01 (inception)       10,000    10,000     10,000     10,000
                          10,070    10,150     10,098     10,093
     6/01                 11,180    10,865     11,061     11,146
     9/01                  9,150     9,610      9,085      9,777
    12/01                 10,693    10,766     10,647     11,206
     3/02                 11,328    11,616     11,099     11,904
     6/02                 10,915    11,074     10,040     10,870
     9/02                  9,331     9,086      8,269      8,972
    12/02                 10,279     9,728      8,924      9,563
     3/03                 10,088     9,333      8,713      9,159
     6/03                 11,742    11,003     10,304     10,916
     9/03                 12,327    11,657     10,967     11,590
    12/03                 14,065    13,431     12,499     13,301
     3/04                 15,113    14,149     13,142     14,046

                  AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/04)
--------------------------------------------------------------------------------
                                                                   SINCE
FUND / INDEX                         1-YEAR         3-YEAR       INCEPTION
--------------------------------------------------------------------------------
Artisan Mid Cap Value Fund            49.81%         14.49%         14.71%
--------------------------------------------------------------------------------
Russell Midcap/R Value Index          51.60          11.71          12.23
--------------------------------------------------------------------------------
Russell Midcap/R Index                50.83           9.18           9.51
--------------------------------------------------------------------------------
Lipper Mid-Cap Value Funds Index      53.35          11.64          11.96
--------------------------------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. THE FUND'S PERFORMANCE REFLECTS ARTISAN PARTNERS' UNDERTAKING TO LIMIT THE FUND'S EXPENSES, WHICH MAY BE TERMINATED AT ANY TIME, HAS BEEN IN EFFECT SINCE THE FUND'S INCEPTION, AND HAS HAD A MATERIAL IMPACT ON THE FUND'S PERFORMANCE, WHICH WOULD HAVE BEEN LOWER IN ITS ABSENCE. FOR MONTH-END PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. See page 70 for a description of each index.

   18
--------
EIGHTEEN

--------------------------------------------------ARTISAN MID CAP VALUE FUND----

INVESTING ENVIRONMENT AND PERFORMANCE DISCUSSION
As investors, we are by our nature more disposed to looking at long-term trends than short-term activity when thinking about the stocks we own, and the same holds true when considering our performance. The semi-annual reporting period marked the three-year anniversary of the Fund. Since the Fund's inception, we are pleased to have accumulated annualized gains that were better than our peer group and benchmark as measured by the Lipper Mid-Cap Value Funds Index and the Russell Midcap/R Value Index. It is over these longer periods that we aim to provide you with strong results.

During the last six months, the domestic market increased a fairly sizeable amount and generally the indices comprised of small-cap stocks experienced the largest gains. For the most part, economic data and earnings were fairly strong throughout the period and provided a tailwind for growth. Based on our own observations, the only governor on economic growth and stock prices seemed to be less-than-stellar expansion in employment. As a value conscious investor, finding new investment ideas was somewhat difficult due to the upward trajectory of stock prices.

Within the Russell Midcap/R Value Index, every sector posted a double-digit return. The most favored sectors were producer durables, technology, materials and processing and consumer discretionary, while the laggards were transportation, utilities and consumer staples.

The Fund outperformed the benchmark primarily due to our security selection. Our stocks in the financial services, energy and consumer related sectors were among our best relative performers. The transportation sector and our paper companies (part of the materials and processing sector) detracted from results. Also, we closed out the period not owning any technology stocks because of our general concern about pricing in the sector. Relative to the Russell Midcap/R Value Index, this hurt performance.

In the financials sector we benefited the most from the strength of Countrywide Financial Corporation, The Student Loan Corporation and our insurance stocks. Mortgage lender Countrywide Financial (our top holding as of 03/31/04) was the Fund's largest positive contributor. It gained market share in loan origination and grew its loan servicing business, which translated to strong earnings growth. Management has been building its servicing portfolio to diversify its earnings stream in anticipation of a falloff in mortgage demand when interest rates rise. The company has also made an effort to expand its banking operation. The Student Loan Corporation reported a solid improvement in earnings primarily attributable to growth in its loan portfolio. In addition, although the cost of post-secondary education has risen, there have been a fairly limited number of competitors in the private loan market and the federal student loan limits have not been raised in more than a decade. A number of our insurers, such as Alleghany Corporation, Arch Capital Group Ltd. and White Mountains Insurance Group, Ltd. (WTM), also performed very well. WTM was the largest contributor. Its Folksamerica unit acquired a profitable book of reinsurance business from CNA Financial, and it announced that it was partnering with Warren Buffett's Berkshire Hathaway to purchase the life insurance and investment operations of Safeco Corp.

The energy sector has been one of our largest sector weights compared to our benchmark for more than two years. During the period, higher average oil and gas prices provided support for earnings and we have been attracted to their strong cash flow characteristics compared to other sectors. XTO Energy Inc. and Apache Corporation, two of our top holdings, each outperformed the benchmark sector return. XTO's gains were driven by a successful acquisition and development strategy that led to strong production growth. Apache set a record high for production early in the period and had a solid inventory of international exploration opportunities.

                                    [PHOTO]
                                JAMES C. KIEFFER
                              Portfolio Co-Manager

                                    [PHOTO]
                              SCOTT C. SATTERWHITE
                              Portfolio Co-Manager

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                          19
                                                                      ---------
                                                                       NINETEEN

----ARTISAN MID CAP VALUE FUND--------------------------------------------------

SECTOR DIVERSIFICATION

SECTOR               9/30/03 3/31/04  SECTOR                    9/30/03 3/31/04
--------------------------------------------------------------------------------
Auto & Transportation    3.7%   3.6%  Other                          1.5%  1.3%
--------------------------------------------------------------------------------
Consumer Discretionary  14.6   17.9   Other Energy                  14.1  15.3
--------------------------------------------------------------------------------
Consumer Staples        10.2    5.6   Producer Durables              3.5   2.2
--------------------------------------------------------------------------------
Financial Services      33.5   35.6   Technology                     1.5   0.0
--------------------------------------------------------------------------------
Healthcare               0.7    3.6   Utilities                      4.8   4.6
--------------------------------------------------------------------------------
Integrated Oils          0.0    0.0   Other assets less liabilities  5.7   5.6
--------------------------------------------------------------------------------
Materials & Processing   6.2    4.7   TOTAL                        100.0%100.0%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 9/30/03 and 3/31/04, respectively.

Apparel manufacturer Polo Ralph Lauren Corporation, jewelry retailer Zale Corporation and furniture manufacturer Furniture Brands International, Inc. paced a strong relative return for our consumer stocks. Polo was able to leverage trends in women's apparel with its new Lauren line and continued to improve its European operations. Zale management has executed well, improved product quality and done a better job marketing. In addition, the company's newly launched outlet stores (strip mall strategy) did better than expected and carried a lower rent structure. Furniture Brand's share price experienced some ups and downs over the course of the last year and during the semi-annual reporting period, but overall the performance trend was higher. The company started to see an increase in order rates at its middle and high price points. One stock in the area that performed poorly was supermarket company Safeway Inc. It was pressured by competition, a decision to cancel the sale of its Chicago area chain and a labor strike.

Two of our stocks were acquired and both transactions proved profitable. We purchased shares of Concord EFS, Inc., a credit card transaction processor, early in the period because we were attracted to what we considered to be its historically strong return on capital, lack of debt, and history of repurchasing stock. We were aware at the time that it might merge with rival First Data Corporation, but the merger was challenged by the Department of Justice (DOJ). As it turned out, the companies struck a deal with the DOJ and the value of the stock rose before the transaction. Consumer products company Dial Corporation was purchased at a premium by German consumer products group, Henkel KGaA.
Our transportation stocks were among the worst performers in the Fund. Trucking firm Swift Transportation Co., Inc. was hurt by new hours of service regulations, higher fuel costs and news of a regulatory review of driver log documentation. Tidewater, Inc., a workboat company that services the oil industry, performed well early, but ended up roughly flat by the end of the period after management's announcement regarding lower vessel utilization in its international operations. However, Tidewater has a fairly low debt level and the largest fleet of vessels supporting the offshore energy industry.

Our paper stocks, MeadWestvaco Corporation and Domtar Inc., posted positive returns, but did not perform as well as other materials stocks. They both were hurt by the negative influence of imports. Additionally, Meadwestvaco was hurt by soft pricing and high energy costs and Domtar by a weakening U.S. dollar and news of a decline in shipments. Pentair, Inc., a diversified manufacturer, helped offset some of the negative contribution. Management at the company repositioned the company toward a singular focus on water and announced an acquisition of Wisconsin Energy Corp.' s water products unit. The company's announcement of the potential divestment of its less profitable tools business was another move in that direction.

   20
--------
 TWENTY

--------------------------------------------------ARTISAN MID CAP VALUE FUND----

FUND CHANGES
The strength of the economy and corporate earnings pushed stock prices markedly higher during the period. Although we worked hard to come up with new names to place in the portfolio, finding ideas that met our criteria for investment became progressively more difficult during the period. However, we did initiate positions in a number of quality companies, from a variety of sectors.

We made two new purchases in the healthcare sector, which increased our allocation to the area. Universal Health Services, Inc., a healthcare management company, was purchased on the basis of improving hospital admissions and a stable pricing environment. We purchased Pharmaceutical Product Development, Inc., a contract research organization, because of its management team, historically solid profitability and strong balance sheet. Our consumer discretionary allocation also increased due to the addition of video retailer Blockbuster Inc. and auto parts retailer AutoZone, Inc. At Blockbuster, we were attracted to what we considered to be a highly discounted share price. Also, we thought that the negative growth sentiment surrounding the home video industry was overdone. We liked AutoZone's historically strong cash flow characteristics, profitability and management's diligence with capital. Elsewhere in the Fund we purchased BorgWarner Inc., a transmission and engine systems manufacturer, The Sherwin-Williams Company, a paints and coatings producer, and Equitable Resources, Inc., a natural gas utility.

TOP 10 HOLDINGS

COMPANY NAME                                                               %
--------------------------------------------------------------------------------
Countrywide Financial Corporation                                         5.6%
--------------------------------------------------------------------------------
Apache Corporation                                                        5.0
--------------------------------------------------------------------------------
The Student Loan Corporation                                              4.8
--------------------------------------------------------------------------------
Alleghany Corporation                                                     3.9
--------------------------------------------------------------------------------
White Mountains Insurance Group Ltd.                                      3.7
--------------------------------------------------------------------------------
Polo Ralph Lauren Corporation                                             3.6
--------------------------------------------------------------------------------
EOG Resources, Inc.                                                       3.1
--------------------------------------------------------------------------------
Liz Claiborne Inc.                                                        3.0
--------------------------------------------------------------------------------
Furniture Brands International, Inc.                                      3.0
--------------------------------------------------------------------------------
Nuveen Investments, Inc., Class A                                         2.8
--------------------------------------------------------------------------------
TOTAL                                                                    38.5%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 3/31/04. Top 10 Holdings are determined by security, not issuer. Securities of the same issuer are not aggregated.

In addition to Dial's acquisition, we also closed out positions in three other stocks. Arrow Electronics, Inc. and Centex Corporation were sold after reaching our target price range. Notably, the sale of Arrow reduced our technology exposure to zero at the end of the period. We sold Weatherford International, Ltd. on what we considered to be weaker fundamentals.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM
                                                                          21
                                                                      ----------
                                                                      TWENTY-ONE

ARTISAN
SMALL CAP FUND

----HIGHLIGHTS------------------------------------------------------------------

o For the six months ended March 31, 2004 Artisan Small Cap Fund outperformed the Russell 2000/R Growth Index and performed roughly in line with the Russell 2000/R Index.

o Our stocks in the healthcare sector were a major source of gains compared to both indices.

o The energy and technology sectors were two areas of underperformance relative to both indices.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to identify well-managed small companies whose growth and profit potential are not yet fully recognized by investors. During the security selection process, our analysis is aimed at addressing four questions about a company:

1)   Is the company growing earnings?
2)   Does the company have a competitive advantage?
3)   Is the company investing capital wisely?
4)   Is the company's stock trading at a reasonable price?

----PERFORMANCE REVIEW----------------------------------------------------------

The six months ended March 31, 2004 was a strong period for stocks of all sizes. Every sector in the Russell 2000/R Index posted meaningful returns.

FUND STATISTICS
Net Assets............................ $166.9 Mil.
Number of Holdings............................. 81
Median Market Cap..................... $790.3 Mil.
Weighted Avg. Market Cap.............. $890.6 Mil.
Weighted Avg. Growth Rate (3-5 yr).......... 17.7%
Weighted Harmonic Avg. P/E (2004E).......... 21.6X
Median P/E (2004E).......................... 23.0X

Source: Factset/Artisan Partners. All statistics are as of 3/31/04.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/95 to 3/31/04)


[CHART APPEARS HERE]

         ARTISAN SMALL CAP FUND ($22,775)
         Russell 2000/R Growth Index ($17,351)
         Russell 2000/R Index ($25,633)
         Lipper Small-Cap Core Funds Index ($28,340)

                          ARTISAN   Russell               Lipper
                           SMALL     2000/R   Russell   Small-Cap
                           CAP      Growth     2000/R      Core
                           FUND      Index      Index   Funds Index
                          ------    -------    -------  ----------
  3/28/95 (inception)     10,000     10,000    10,000     10,000
                          10,050      9,963    10,022     10,005
                          11,520     10,951    10,962     10,707
                          12,650     12,197    12,044     11,874
    12/95                 13,283     12,377    12,305     12,193
                          14,059     13,088    12,933     13,036
                          14,785     13,853    13,580     13,903
                          14,160     13,735    13,626     13,989
    12/96                 14,858     13,771    14,335     14,475
                          14,150     12,326    13,594     13,683
                          16,459     14,490    15,797     16,003
                          18,627     16,942    18,149     18,686
    12/97                 18,226     15,554    17,541     17,693
                          19,566     17,401    19,305     19,618
                          18,883     16,402    18,405     18,712
                          13,976     12,735    14,697     14,595
    12/98                 15,771     15,745    17,094     17,049
                          13,891     15,480    16,167     15,610
                          15,672     17,763    18,681     17,992
                          15,530     16,889    17,500     17,224
    12/99                 18,795     22,529    20,728     20,489
                          21,211     24,621    22,196     22,602
                          20,759     22,806    21,357     22,241
                          19,685     21,900    21,594     22,866
    12/00                 18,531     17,476    20,102     21,909
                          17,744     14,819    18,794     20,243
                          20,774     17,483    21,479     23,353
                          16,571     12,574    17,014     19,268
    12/01                 20,795     15,864    20,602     23,471
                          20,481     15,553    21,422     24,308
                          17,886     13,112    19,633     22,199
                          13,575     10,290    15,431     17,919
    12/02                 14,833     11,063    16,382     18,957
                          14,427     10,634    15,646     17,978
                          17,865     13,202    19,311     21,674
                          18,811     14,584    21,064     23,257
                          21,288     16,433    24,123     26,711
     3/04                 22,775     17,351    25,633     28,340


                  AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/04)
--------------------------------------------------------------------------------
                                                                        SINCE
FUND / INDEX                              1-YEAR         5-YEAR       INCEPTION
--------------------------------------------------------------------------------
Artisan Small Cap Fund                     57.86%         10.39%          9.57%
--------------------------------------------------------------------------------
Russell 2000/R  Growth Index               63.16           2.31           6.31
--------------------------------------------------------------------------------
Russell 2000/R Index                       63.83           9.66          11.01
--------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index          57.64          12.67          12.26
--------------------------------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. See page 70 for a description of each index.

    22
----------
TWENTY-TWO

------------------------------------------------------ARTISAN SMALL CAP FUND----

INVESTING ENVIRONMENT AND PERFORMANCE DISCUSSION
The six months ended March 31, 2004 was a strong period for U.S. stocks of all sizes. Small-cap stocks were the leading performers and value stocks outpaced growth. Economic data was fairly strong across the board. Manufacturing reports indicated that corporations were beginning to participate in and contribute to the economic rebound, interest rates remained at very low levels, inflation was relatively tame and corporate earnings were solid. Merger and acquisition activity appeared to be on the rise. However, late in the period renewed concerns about terrorism resurfaced and the employment data released seemed to indicate that the economic recovery was not as robust as expected. This shook consumer confidence somewhat and caused the performance of small stocks to tail off in February and March.

Virtually every sector in the Russell 2000/R and Russell 2000/R Growth indices posted double-digit returns. Energy stocks were among the leading gainers as rising demand drove oil and gas prices higher. The materials sector was also one of the better performers due to generally higher commodity prices. The consumer areas benefited from strong consumer spending, the potential for increased tax rebate checks and low interest rates. The weakest performers relative to the averages were the technology, utilities and transportation sectors.

In the Fund, our stock selection in the healthcare, consumer discretionary and financial services sectors was the main driver behind strong results in those areas. Although our energy and technology stocks contributed positively to performance, we underperformed our benchmarks in both sectors.

The healthcare sector was our strongest contributor relative to our benchmarks. One factor early in the period that helped drive returns was the signing of a Medicare prescription drug benefit bill. Although we could not estimate the long-term impact of the bill, it had a positive share price impact on specialty pharmaceutical distributor Priority Healthcare Corporation and on Lifepoint Hospitals, Inc., a rural provider. We continued to hold Lifepoint, but sold Priority into the share price gains after it reached our price target. One of the best performers in the area was animal healthcare company VCA Antech, Inc. Its management team did a solid job growing the animal hospital and laboratory segments. Historically, we have generally avoided what we consider to be early-stage biotechnology stocks in favor of "tools" providers (equipment, service and supplies) such as drug development services provider Inveresk Research Group, Inc. and research tools provider Charles River Laboratories International, Inc. and that decision paid off during the period. Inveresk made a number of acquisitions that have contributed to its growth. It historically has been one of the most profitable companies in its industry and has had a very diverse client base. Charles River also made a number of strategic acquisitions that expanded its range of services and positioned it to potentially benefit from growth in the pre-clinical development of new drugs.

Universal Technical Institute, Inc. (UTI) and The First Marblehead Corporation
(FMD), both new purchases, were our two leading gainers in the consumer discretionary sector. UTI is a post secondary education provider, and FMD is a private student loan company. During the period, gains in UTI were driven by student population growth, which has increased sales, and controlled compensations costs, which have helped improve profitability. FMD rose after it signed up Chase Manhattan Bank, the second largest federal student lender, as a customer. Chase announced plans to offer FMD's private student loans directly to consumers as an alternative to Sallie Mae's products, which it currently offers. Two additional strong performers were risk consultant Kroll Inc. and gaming machine manufacturer Alliance Gaming Corporation. Kroll has a history of profitable acquisitions, a recognizable brand name and a balanced sales mix. Alliance benefited from an increase in cashless slot machine sales. Moreover, the company has been profitable and pricing has been good.

                                    [PHOTO]
                               CARLENE M. ZIEGLER
                              Portfolio Co-Manager

                                    [PHOTO]
                               MARINA T. CARLSON
                              Portfolio Co-Manager

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                        23
                                                                   ------------
                                                                   TWENTY-THREE

----ARTISAN SMALL CAP FUND------------------------------------------------------

SECTOR DIVERSIFICATION

SECTOR               9/30/03 3/31/04  SECTOR                    9/30/03 3/31/04
--------------------------------------------------------------------------------
Auto & Transportation    3.3%   5.4%  Other                          0.0%  0.0%
--------------------------------------------------------------------------------
Consumer Discretionary  18.1   23.3   Other Energy                   5.5   4.5
--------------------------------------------------------------------------------
Consumer Staples         1.6    0.0   Producer Durables              7.6   9.3
--------------------------------------------------------------------------------
Financial Services      11.8    8.1   Technology                    22.0  24.0
--------------------------------------------------------------------------------
Healthcare              15.7   15.4   Utilities                      2.1   2.2
--------------------------------------------------------------------------------
Integrated Oils          0.8    0.0   Other assets less liabilities  6.7   2.7
--------------------------------------------------------------------------------
Materials & Processing   4.8    5.1   TOTAL                        100.0%100.0%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 9/30/03 and 3/31/04, respectively.

In the financial sector, our banking stocks did very well. Two of the better performers were Texas Capital Bancshares, Inc., primarily a commercial lender focused on the middle market, and commercial real estate company Greater Bay Bancorp, which is concentrated in the San Francisco bay area. Texas Capital positioned itself to develop relationships with local businesses and gain market share from larger national lenders. Recent earnings reflected this strategy and were considerably improved. Greater Bay exhibited good expense control and stable overall credit quality in its loan portfolio. We sold our position in the stock subsequent to its appreciation.

Two standout performers not found in the healthcare, consumer discretionary or financial sectors were railroad company Genesee & Wyoming, Inc. and construction and industrial materials distributor Hughes Supply, Inc. Genesee announced that it was purchasing three short-line railroads that it expected would immediately add to earnings and its Australian earnings were above expectations due to strong China demand. We sold Genesee after it reached our estimate of intrinsic value. Hughes benefited from strong economic data related to industrial production and specifically solid construction spending data.

Our energy stocks, which primarily were equipment and service companies, were among the worst relative performers. They were pressured by flat equipment and services demand from oil companies.

In the technology sector we had a number of standout performers, but their gains were partially offset by disappointment in other stocks. Aeroflex Incorporated (microelectronic components manufacturer) and Extreme Networks, Inc. (network infrastructure equipment provider) were up over 50% and 40%, respectively. We sold Extreme into the gains and continue to hold Aeroflex. Planar Systems, Inc. (electronic displays) fell due to concerns about falling market share in its medical business and we eventually sold our position due to its reduced growth outlook. Storage networking provider Dot Hill Systems Corp., a new purchase during the period, was under pressure due to an additional share issuance and sales concerns at its largest customer.

     24
------------
TWENTY-FOUR

------------------------------------------------------ARTISAN SMALL CAP FUND----

FUND CHANGES
During the reporting period we had a number of transactions. We sold a number of names that were, in our opinion, at the high end of their intrinsic value range, or where better options presented themselves, and bought stocks that moved into an attractive range on weakness. In addition, we took advantage of the price swings by trading in some of our core positions on the basis of their intrinsic values. The consumer discretionary sector increased the most as a percentage of the portfolio while the financial services sector decreased the greatest amount.

The additions in the consumer discretionary sector were from a variety of industries. We already mentioned First Marblehead and Universal Technical Institute. Other stocks purchased included: The Gymboree Corporation, children's clothing retailer; Too, Inc., a "tween" girls clothing retailer and former holding; FindWhat.com, internet advertiser; and School Specialty, Inc., education supplies provider. A portion of the purchases were funded from the proceeds received after selling Shuffle Master, Inc., Stage Stores, Inc., Linens 'n Things, Inc. and Men's Wearhouse, Inc., which reached our price targets. Lin TV Corporation was sold when we believed that its growth prospects had diminished.

Within the financial services sector, in addition to Greater Bay Bancorp, we sold Selective Insurance Group, Inc., ProAssurance Corporation, PrivateBancorp, Inc. and Jefferies Group, Inc. after each had reached our estimate of intrinsic value. Two new buys in financials were First National Bankshares of Florida, Inc., which was spun off from F.N.B. Corporation, and HealthExtras, Inc., a pharmacy benefit manager.

TOP 10 HOLDINGS

COMPANY NAME                                                               %
--------------------------------------------------------------------------------
Kroll Inc.                                                                2.0%
--------------------------------------------------------------------------------
Axcelis Technologies, Inc.                                                1.8
--------------------------------------------------------------------------------
DSP Group, Inc.                                                           1.8
--------------------------------------------------------------------------------
AMERIGROUP Corporation                                                    1.7
--------------------------------------------------------------------------------
Spartech Corporation                                                      1.7
--------------------------------------------------------------------------------
Avocent Corporation                                                       1.7
--------------------------------------------------------------------------------
Anteon International Corporation                                          1.6
--------------------------------------------------------------------------------
Pacer International, Inc.                                                 1.6
--------------------------------------------------------------------------------
FactSet Research Systems Inc.                                             1.6
--------------------------------------------------------------------------------
Macrovision Corporation                                                   1.6
--------------------------------------------------------------------------------
TOTAL                                                                    17.1%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 3/31/04. Top 10 Holdings are determined by security, not issuer. Securities of the same issuer are not aggregated.

There were a number of notable transactions in other sectors. We initiated positions in non-union trucker Overnite Corporation, Medicaid managed care provider AMERIGROUP Corporation, battery and light manufacturer Rayovac Corporation, stationary air compressor manufacturer Gardner Denver, Inc., transportation services company Forward Air Corporation and Packeteer, Inc. Packeteer offers software and products to monitor network bandwidth to ensure that low-priority applications do not bog down mission-critical applications. Mid Atlantic Medical Services, Inc., a managed healthcare provider, rose after receiving a premium takeout offer of stock and cash from UnitedHealth Group Incorporated. We closed out our position in the stock subsequent to the news because UnitedHealth does not meet our market cap criteria. We also sold Techne Corporation, Zoll Medical Corporation, Actuant Corporation and Cimarex Energy Company after they reached our target price. ESCO Technologies, Inc. was sold when we became uncomfortable that it could meet our expectations for future growth. Lattice Semiconductor Corporation was sold due to disappointing earnings growth.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                        25
                                                                   ------------
                                                                    TWENTY-FIVE

ARTISAN
SMALL CAP VALUE
FUND

----HIGHLIGHTS------------------------------------------------------------------

o Small value stocks led small growth stocks in both quarters of the six month period ended March 31, 2004. Nevertheless, both styles posted strong gains.

o The strongest contributor to performance was the energy sector as oil and gas prices provided support for strong earnings growth in the area.

o Our stocks in the transportation sector underperformed both indices.

----INVESTMENT APPROACH---------------------------------------------------------

Our goal is to invest in companies that are priced below our estimate of the value of the business and that provide a controlled level of risk. It is important to complement stock price value with a company that is financially strong and possesses favorable economics. Our focus is on individual companies, rather than on economic or market trends.
The Fund often finds investment opportunities in companies that are in the midst of a turnaround, are undiscovered or unsponsored, have hidden assets, and/or are in the process of a major change.

----PERFORMANCE REVIEW----------------------------------------------------------

For the six months ended March 31, 2004 Artisan Small Cap Value Fund outperformed the Russell 2000/R Index and trailed the Russell 2000/R Value Index. Since inception, the Fund has outperformed both indices and its peers, as measured by the Lipper Small-Cap Value Funds Index.

FUND STATISTICS
Net Assets.............................. $1.1 Bil.
Number of Holdings............................. 95
Median Market Cap..................... $769.3 Mil.
Weighted Avg. Market Cap.............. $980.0 Mil.
Median P/B Value............................. 1.9X
Median P/E Ratio (2004E).................... 17.0X

Source: Factset/Artisan Partners. All statistics are as of 3/31/04.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/29/97 to 3/31/04)


[CHART APPEARS HERE]

         ARTISAN SMALL CAP VALUE FUND ($21,717)
         Russell 2000/R Value Index ($18,241)
         Russell 2000/R Index ($14,206)
         Lipper Small-Cap Value Funds Index ($17,742)

                         ARTISAN    Russell               Lipper
                        SMALL CAP    2000/R  Russell   Small-Cap
                          VALUE      Value    2000/R      Value
                           FUND      Index     Index   Funds Index
                          ------    -------   -------  ----------
  9/29/97 (inception)     10,000    10,000    10,000     10,000
                           9,990    10,051    10,058     10,041
                          10,310    10,220     9,722      9,881
                          11,220    11,073    10,700     10,769
                          11,370    10,673    10,201     10,295
                           9,079     8,765     8,146      8,277
    12/98                  9,717     9,560     9,474      9,218
                           9,270     8,634     8,960      8,247
                          11,258    10,063    10,354      9,755
                          10,790     9,276     9,699      9,015
    12/99                 11,215     9,418    11,488      9,339
                          11,391     9,778    12,302      9,730
                          11,733     9,969    11,837      9,858
                          12,517    10,700    11,968     10,535
    12/00                 13,550    11,568    11,141     10,904
                          13,794    11,680    10,416     11,175
                          15,114    13,040    11,904     12,595
                          13,330    11,301     9,430     10,781
    12/01                 15,589    13,190    11,418     12,781
                          17,052    14,454    11,873     13,801
                          16,573    14,147    10,881     13,238
                          13,856    11,135     8,553     10,745
    12/02                 14,896    11,683     9,079     11,349
                          14,306    11,090     8,671     10,695
                          16,887    13,610    10,703     13,135
                          17,555    14,661    11,674     14,337
                          20,936    17,061    13,369     16,744
     3/04                 21,717    18,241    14,206     17,742

                  AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/04)
--------------------------------------------------------------------------------
                                                                        SINCE
FUND / INDEX                              1-YEAR         5-YEAR       INCEPTION
--------------------------------------------------------------------------------
Artisan Small Cap Value Fund               51.81%         18.56%        12.67%
--------------------------------------------------------------------------------
Russell 2000/R Value Index                 64.49          16.14          9.69
--------------------------------------------------------------------------------
Russell 2000/R Index                       63.83           9.66          5.55
--------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Index         65.89          16.56          9.22
--------------------------------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. See page 70 for a description of each index.

    26
----------
TWENTY-SIX

------------------------------------------------ARTISAN SMALL CAP VALUE FUND----

INVESTING ENVIRONMENT AND PERFORMANCE DISCUSSION
The period ended March 31, 2004 was a particularly strong period for small stocks and value stocks, although domestic stocks of all sizes and styles performed very well. As a small-cap value investor, the rise in prices during the period made finding new investment ideas harder and the risk/reward ratio of the average stock less appealing. The increase in stock prices has been supported by favorable economic data and accommodative interest rates, but the nature of our investment style requires us to be somewhat skeptical. We remain committed to our process and our goal of achieving strong returns over the long term.
The Russell 2000/R Value Index did not seem to pause much during the period and was among the best performing domestic indices. Two of the leading performers were energy and materials stocks as commodity prices strengthened amid strong demand from areas such as China. The consumer staples, technology and utilities sectors were a few of the laggards.

The Fund benefited from its overweight allocation to energy stocks as the average price for oil and gas moved higher during the period and helped produce strong earnings growth. Our financial services stocks were another area of strength. Interest rates remained at low levels throughout the period, laying a strong foundation for this interest rate sensitive sector. Most of the technology stocks we looked at did not meet our criteria for investment and our underweight exposure to the sector compared to the benchmark contributed positively to our performance. Although the consumer discretionary, transportation and materials sectors recorded positive gains for the Fund, they did not keep pace with the benchmark, which hurt relative results.

We have liked energy stocks for some time, which resulted in a large position relative to the Russell 2000/R Value Index. To the benefit of the Fund, oil and gas prices supported strong earnings growth for these stocks. However, it was not just the strength in commodity prices that attracted us to stocks in the area. As a group, these stocks traded at prices we considered attractive compared to other sectors and produced what we considered to be strong amounts of cash flow. Our largest gainer in the sector was Veritas DGC Inc., an oil services company with a focus on seismic data. Its stock price more than doubled during the period. A number of items drove the share price strength, including a report that highlighted solid sales from its library of seismic data and the announcement of a new CEO. Stone Energy Corporation, one of our top holdings, also contributed meaningfully to performance. It did a good job managing costs and its operational outlook showed improvement after a number of successes in the Gulf of Mexico. The prices of two of our other energy stocks, Core Laboratories N.V. and Atwood Oceanics Inc., were up 51% and 48%, respectively. One negative in an otherwise strong period for our energy stocks was Forest Oil Corporation. Its share price fell late in the period causing it to underperform the sector after cutting its estimates of proved reserves more than the market expected. One final note was the announcement of the potential acquisition by Plains Exploration & Production Company of Nuevo Energy Company, which were both holdings throughout the period. Both stocks benefited from the news because the acquisition potentially could create meaningful cost savings, a larger asset base and stronger cash flows, providing support for a healthier balance sheet and the potential for further expansion and growth.

Title insurer Stewart Information Services Corporation was the leading contributor to our performance in the financial services sector. Its key revenue drivers, including rising home prices, home sales, and refinancing transactions, all remained strong, providing support for increasing revenues. Strong earnings also allowed Stewart to recommence its dividend. Late in the period, refinancing activity slowed and the shares weakened. We used the softness to add to our position. Two additional holdings that performed well were insurance broker Hilb, Rogal & Hobbs Company (formerly known as Hilb, Rogal and Hamilton Company) and venture capital investment company Capital Southwest Corporation. We built our position

                                    [PHOTO]
                              SCOTT C. SATTERWHITE
                              Portfolio Co-Manager

                                    [PHOTO]
                                JAMES C. KIEFFER
                              Portfolio Co-Manager

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                        27
                                                                   ------------
                                                                   TWENTY-SEVEN

----ARTISAN SMALL CAP VALUE FUND------------------------------------------------

in Hilb (it is now a top five holding) early in the period when its stock weakened due to concerns about insurance pricing. Subsequent to the increase in our position, Hilb announced that its transition to a new sales model had been effective, the integration plan for the company was being implemented and that it had a full pipeline of acquisition opportunities. Capital Southwest's management team led by William Thomas has had a good long-term record of growing the company's net asset value.

SECTOR DIVERSIFICATION

SECTOR               9/30/03 3/31/04  SECTOR                    9/30/03 3/31/04
--------------------------------------------------------------------------------
Auto & Transportation    8.2%   7.4%  Other                          0.0%  0.0%
--------------------------------------------------------------------------------
Consumer Discretionary  23.0   25.5   Other Energy                  17.8  20.5
--------------------------------------------------------------------------------
Consumer Staples         0.9    0.4   Producer Durables              4.9   5.1
--------------------------------------------------------------------------------
Financial Services      12.9   15.1   Technology                     1.5   1.5
--------------------------------------------------------------------------------
Healthcare               1.3    1.0   Utilities                      4.2   4.6
--------------------------------------------------------------------------------
Integrated Oils          1.0    1.2   Other assets less liabilities  8.1   5.8
--------------------------------------------------------------------------------
Materials & Processing  16.2   11.9   TOTAL                        100.0%100.0%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 9/30/03 and 3/31/04, respectively.

The technology sector, which was among the leading gainers for most of 2003, did not perform as well as many of the other sectors during the period. Our lack of exposure to the sector, which hurt performance in 2003, was a positive contributor to relative returns during the period. We did not own many stocks in the sector because, in general, we thought the stocks we looked into were being overvalued. In fact, our only holdings at the end of the period were CommScope, Inc., a coaxial cable manufacturer and BearingPoint, Inc., a technology consulting firm. We sold webMethods, Inc. and Arrow Electronics, Inc. after each had reached our estimate of full value.

The performance of our consumer discretionary holdings, while strong, was not on par with that of the benchmark sector return. As a result, this sector hurt our relative performance. Apparel manufacturer Kellwood Company, our largest holding, was one of the laggards. Although we believed there were many characteristics that made the company an attractive top holding, including a shift towards more profitable businesses, a streamlining of operations, a potential acquisition and strong earnings, a planned debt financing that would impact its interest expense and somewhat slower sales prevented a stronger advance in the stock's price. Discount footwear retailer Payless ShoeSource, Inc., also a larger holding, trailed other retailers due to a heavy promotional environment that weighed on profits. A number of our service organizations such as Coinstar, Inc., FTI Consulting, Inc. and Medical Staffing Network Holdings, Inc. also hurt results. Jewelry retailer Zale Corporation was a holding in the sector that outperformed. Zale management has executed well, improved product quality and done a better job marketing. In addition, the company's newly launched outlet stores (strip mall strategy) did better than expected and carried a lower rent structure.

Building materials company Eagle Materials Inc. (formerly Centex Construction Products, Inc.) benefited from strong housing demand and posted a solid return. During the period, it was spun-off from Centex Corporation and the spin-off was accompanied by a 500% increase to the company's dividend. However, our investment in construction services company EMCOR Group, Inc. offset that success. EMCOR fell due to project issues at its U.K. operations. Management noted that it was considering various alternatives at its U.K. unit to reduce further earnings pressure.

     28
------------
TWENTY-EIGHT

------------------------------------------------ARTISAN SMALL CAP VALUE FUND----

FUND CHANGES
Our investment process seeks to find stocks that are attractive based on our criteria of undemanding valuation, strong financial condition and good economics. Consequently, the strength of the stock market during the period made it more difficult to find new investment ideas that met our valuation criteria. As a result, our largest positions were basically the same throughout the period.

Our sector exposures did change to some degree. The consumer discretionary sector increased as a percentage of the portfolio primarily due to the purchases of home video entertainment companies Hollywood Entertainment Corporation and Movie Gallery, Inc. We thought that the negative growth sentiment surrounding the home video industry was overdone. Two additional purchases in the sector were coin counting and processing company Coinstar and restructuring and bankruptcy consultant FTI Consulting. While coin counting is on the surface a very uninteresting business, we thought Coinstar's proprietary technology, management team, and growth strategy made it an interesting opportunity. FTI became attractive after a selloff in the latter part of 2003. We sold retailers Neiman Marcus Group, Inc. and OfficeMax, Inc. when they reached our price target range.

Conversely, our allocation to the materials sector decreased. We sold Armor Holdings, Inc., Duquesne Light, Kaydon Corporation, Schnitzer Steel Industries, Inc. and Great Lakes Chemical Corporation after they reached our target price ranges. Wellman, Inc., a polyester products manufacturer, experienced some downward pressure on profitability and, although management conducted a debt refinancing and continued its cost reduction program, we felt it was going to be a long process and closed out our position. One new purchase in the area was tunnel and pipeline repair company Insituform Technologies, Inc.

TOP 10 HOLDINGS

COMPANY NAME                                                               %
--------------------------------------------------------------------------------
Kellwood Company                                                          3.7%
--------------------------------------------------------------------------------
Stewart Information Services Corporation                                  3.2
--------------------------------------------------------------------------------
Hilb, Rogal & Hobbs Company
(formerly known as Hilb, Rogal and Hamilton Company)                      3.2
--------------------------------------------------------------------------------
Zale Corporation                                                          3.1
--------------------------------------------------------------------------------
Stone Energy Corporation                                                  3.0
--------------------------------------------------------------------------------
Forest Oil Corporation                                                    2.4
--------------------------------------------------------------------------------
Payless ShoeSource, Inc.                                                  2.1
--------------------------------------------------------------------------------
Simpson Manufacturing Co., Inc.                                           2.0
--------------------------------------------------------------------------------
PNM Resources, Inc.                                                       1.8
--------------------------------------------------------------------------------
ADVO, Inc.                                                                1.8
--------------------------------------------------------------------------------
TOTAL                                                                    26.3%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 3/31/04. Top 10 Holdings are determined by security, not issuer. Securities of the same issuer are not aggregated.

Other purchases included: Post Properties, Inc., real estate investment trust; National Processing, Inc., transaction processing; General Cable Corporation, copper, aluminum and fiber optic wire and cable products manufacturer; and Remington Oil and Gas Corporation, an independent oil and gas producer. These purchases were partially funded by the sales of Polaris Industries, Inc., Sensient Technologies Corporation, Cousins Properties, Inc. and Chateau Communities, Inc.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                        29
                                                                   ------------
                                                                    TWENTY-NINE

                                     ------
                                     ARTIX
                                     ------

ARTISAN INTERNATIONAL FUND (ARTIX)
SCHEDULE OF INVESTMENTS - March 31, 2004 (Unaudited)

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
COMMON AND PREFERRED STOCKS - 98.9%

AUSTRALIA - 0.8%
Commonwealth Bank of Australia                     3,138,890       $79,736,906

BELGIUM - 1.4%
Interbrew                                          5,186,822       142,756,452

BRAZIL - 1.7%
Banco Bradesco S.A. (ADR)                              9,750           469,463
Banco Bradesco S.A., Preferred                       529,339        25,315,032
Banco Itau Holding Financeira S.A., Preferred    178,301,400        16,587,889
Petroleo Brasileiro S.A. (ADR)                     1,262,800        42,303,800
Telesp Celular Participacoes S.A.,
  Preferred (ADR)(1)                              10,109,200        92,296,996
                                                                --------------
                                                                   176,973,180
CANADA - 2.8%
CanWest Global Communications Corporation(1)       4,004,998        35,643,458
Corus Entertainment, Inc., Class B                 3,015,450        63,777,521
EnCana Corporation                                 4,275,200       184,987,282
                                                                --------------
                                                                   284,408,261
CZECH REPUBLIC - 0.8%
Cesky Telecom, a.s.                                6,122,504        77,932,363

DENMARK - 1.1%
A P Moller - Maersk A/S                                3,300        23,538,736
H. Lundbeck A/S                                      603,250        11,604,026
Novo Nordisk A/S, Class B                          1,651,950        76,645,854
                                                                --------------
                                                                   111,788,616
FINLAND - 0.5%
Nokia OYJ                                          2,627,800        53,880,133

FRANCE - 3.7%
Credit Argricole S.A.                              1,717,890        44,873,980
JC Decaux S.A.(1)                                  8,233,500       184,101,572
M6 Metropole Television                            1,294,100        38,814,855
Rhodia S.A.                                        6,353,129        19,758,251
Sodexho Alliance S.A.                                782,731        23,833,008
Total S.A.                                           349,000        64,093,846
                                                                --------------
                                                                   375,475,512
GERMANY - 12.9%
Allianz AG                                         2,895,622       315,402,340
DaimlerChrysler AG                                   671,180        28,035,137
Deutsche Boerse AG                                 2,279,689       129,382,574
Deutsche Telekom AG(1)                             9,949,990       178,817,626
Henkel KGaA, Preferred                             2,482,043       205,366,310
Hypo Real Estate Holding AG(1)                       709,117        19,900,506
KDG Investors, L.P. (1)(2)(3)                              -                 -
Linde AG                                           2,752,583       145,799,900
Muenchener Rueckversicherungs-Gesellschaft AG      2,428,108       269,732,073
ProSiebenSat.1 Media AG, Preferred                   987,495        19,543,444
                                                                --------------
                                                                 1,311,979,910
GREECE - 0.1%
Hellenic Telecommunications Organization S.A.        650,800         9,151,955

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
HONG KONG - 1.9%
China Mobile (Hong Kong) Limited                  10,194,500     $  30,154,276
Citic Pacific Limited                             18,818,400        53,127,260
CNOOC Limited(1)                                 157,960,600        67,398,847
Hong Kong & China Gas Company Limited             24,395,700        41,636,764
                                                                --------------
                                                                   192,317,147
ISRAEL - 0.1%
Check Point Software Technologies Ltd.(1)(4)         444,200        10,114,434

ITALY - 0.9%
Eni S.p.A.                                           521,900        10,495,688
Saipem S.p.A.                                      8,778,608        87,407,960
                                                                --------------
                                                                    97,903,648
JAPAN - 17.8%
AEON Co., Ltd.                                       221,100         9,528,617
All Nippon Airways Co., Ltd.                       6,286,000        21,599,923
The Bank of Yokohoma, Ltd.(1)                     15,405,500        90,494,467
Credit Saison Co., Ltd.                            1,778,300        53,424,956
East Japan Railway Co.                                19,046        99,996,756
The Fuji Fire and Marine Insurance Co., Ltd.         804,900         2,271,350
Fuji Television Network, Inc.                          6,018        16,924,452
Fuji Television Network, Inc. - Bonus shares           5,013        13,953,736
Honda Motor Co., Ltd.                              5,460,800       251,589,384
Japan Airlines System Corp.                       19,202,000        65,244,594
Japan Tobacco, Inc.                                    5,499        40,166,425
KEYENCE Corp.                                        156,350        38,057,647
KOMATSU Ltd.                                       3,417,300        21,648,203
Nikko Cordial Corp.                               34,800,200       230,475,961
Nippon Broadcasting System, Inc.                     162,380         8,182,512
Nomura Holdings, Inc.                              6,892,000       125,357,201
ORIX Corp.                                            97,700        10,793,560
Promise Co., Ltd.                                  2,117,000       145,285,310
SMC Corp.                                            329,100        39,200,758
Sumitomo Mitsui Financial Group, Inc.                 12,023        88,858,377
The Sumitomo Trust and Banking Co., Ltd.          12,263,300        81,570,926
Tokyo Broadcasting System, Inc.                    2,082,100        41,767,903
TOKYU Corp.                                       13,938,400        87,227,881
UFJ Holdings, Inc.                                    13,753        87,387,685
Vodafone Holdings K.K.                                37,637        92,480,415
Yamato Transport Co., Ltd.                         3,022,700        50,714,398
                                                                --------------
                                                                 1,814,203,397
LUXEMBOURG - 0.5%
RTL Group                                            849,486        54,143,371

MEXICO - 2.5%
Grupo Televisa S.A. (ADR)                          3,431,900       162,466,146
Wal-Mart de Mexico S.A. de C.V., Series V         29,419,200        89,506,373
                                                                --------------
                                                                   251,972,519
NETHERLANDS - 4.9%
ASML Holding N.V.(1)                               8,790,646       161,116,026
ASML Holding N.V., NY Shares(1)(4)                   971,600        17,809,428
Fortis                                            12,173,376       259,029,013
Koninklijke Ahold NV(1)                            7,145,606        58,499,695
                                                                --------------
                                                                   496,454,162

  30
------
THIRTY

                                     ------
                                     ARTIX
                                     ------

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
NORWAY - 0.9%
Telenor ASA                                       12,702,300       $88,148,688

REPUBLIC OF KOREA - 1.6%
Samsung Electronics Co., Ltd.                        285,560       142,474,875
Samsung Electronics Co., Ltd., Preferred              68,390        20,073,475
                                                                --------------
                                                                   162,548,350
RUSSIA - 1.3%
LUKOIL (ADR)                                         848,600       105,862,850
Mobile Telesystems (ADR)                             214,000        28,141,000
                                                                --------------
                                                                   134,003,850
SINGAPORE - 1.6%
DBS Group Holdings Ltd.                            9,746,734        83,832,857
Singapore Telecommunications Ltd.                 60,011,500        83,518,573
                                                                --------------
                                                                   167,351,430
SPAIN - 5.4%
Altadis, S.A.                                      2,272,281        68,852,430
Industria de Diseno Textil, S.A.                   2,363,345        54,616,678
Promotora de Informaciones, S.A.                   8,307,954       147,673,539
Repsol YPF, S.A.                                   6,801,212       140,956,202
Telefonica, S.A.                                   9,293,480       140,629,596
                                                                --------------
                                                                   552,728,445
SWEDEN - 2.4%
Telefonaktiebolaget LM Ericsson(1)                55,338,100       153,228,178
Telefonaktiebolaget LM Ericsson (ADR)(1)           3,220,400        89,366,100
                                                                --------------
                                                                   242,594,278
SWITZERLAND - 12.1%
CIBA Specialty Chemicals AG(1)                       187,256        12,774,339
Clariant AG(5)                                     8,590,222       121,337,521
Credit Suisse Group                                5,601,731       194,054,836
Julius Baer Holding, Ltd., Class B                   252,224        72,845,914
Nestle S.A., Class B                               1,041,511       265,463,052
Roche Holding AG                                   1,291,000       126,069,245
Serono S.A.                                          151,578        93,536,395
Swiss Re                                             878,633        60,528,436
UBS AG                                             3,911,760       290,468,823
                                                                --------------
                                                                 1,237,078,561
TAIWAN - 0.9%
Chunghwa Telecom Co., Ltd., (ADR)                  4,999,300        88,537,603

THAILAND - 0.0%(6)
Advanced Info Service PLC                          2,337,100         4,972,553

UNITED KINGDOM - 18.3%
Allied Domecq PLC                                  4,099,509        34,084,296
BP PLC                                             5,719,400        47,999,823
British Sky Broadcasting Group PLC                15,910,256       198,678,716
Cadbury Schweppes PLC                              2,945,723        23,258,062
Compass Group PLC                                 37,118,509       244,908,584
Diageo PLC                                         8,541,251       111,453,072
Imperial Chemical Industries PLC(5)               48,099,946       199,846,558
ITV PLC                                          116,930,280       286,759,974
Kesa Electricals PLC                              12,283,370        60,812,679
Kingfisher PLC                                    38,770,516       205,859,884
Marks & Spencer Group PLC                         42,364,124       217,143,961
Tesco PLC                                         50,982,868       230,590,873
                                                                --------------
                                                                 1,861,396,482

                                                                --------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $8,285,997,410)         10,080,552,206

                                                    PAR
                                                  AMOUNT              VALUE
                                                ==========          ==========
SHORT-TERM INVESTMENTS
(CASH EQUIVALENTS) - 1.1%
Repurchase agreement with State Street
Bank and Trust Company, 0.75%, dated 3/31/04,
due 4/1/04, maturity value $109,529,282,
collateralized by $9,719,702 market value
Federal National Mortgage Association Note,
1.875%, due 12/15/04, $51,002,800 market value
Federal National Mortgage Association Note,
2.625%, due 11/15/06, $51,004,493 market value
Federal National Mortgage Association Note,
2.000%, due 4/8/05 (Cost $109,527,000)          $109,527,000      $109,527,000
                                                               ---------------

TOTAL INVESTMENTS - 100.0% (Cost $8,395,524,410)                10,190,079,206

OTHER ASSETS LESS LIABILITIES - (0.0%)(6)                          (1,052,720)
                                                               ---------------

TOTAL NET ASSETS - 100.0%(7)                                   $10,189,026,486
                                                               ===============
(1)  Non-income producing security.
(2) Valued at a fair value in accordance with procedures established by the Board of Directors of Artisan Funds.
(3) Private investment partnership which is restricted as to resale. Total investment cost of $10 million, made through capital contributions on 3/6/00, 7/10/00, and 5/15/01. Value at March 31, 2004 represents 0.0% of total net assets.
(4)  Principally traded in the United States.
(5)  Affiliated company as defined by the Investment Company Act of 1940. See
     Note 7 to the financial statements.
(6)  Represents less than 0.1% of total net assets.
(7)  Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt

PORTFOLIO DIVERSIFICATION - MARCH 31, 2004
                                                   VALUE            PERCENTAGE
                                                ===========         ==========
Consumer Discretionary                      $  2,469,848,629          24.2%
Consumer Staples                               1,213,852,292          11.9
Energy                                           751,506,298           7.4
Financials                                     2,778,080,433          27.3
Healthcare                                       307,855,519           3.0
Industrials                                      417,353,761           4.1
Information Technology                           686,120,297           6.7
Materials                                        499,516,569           4.9
Telecommunication Services                       914,781,644           9.0
Utilities                                         41,636,764           0.4
                                            ----------------        --------
TOTAL COMMON AND PREFERRED STOCKS             10,080,552,206          98.9
Total short-term investments                     109,527,000           1.1
                                            ----------------        --------
TOTAL INVESTMENTS                             10,190,079,206         100.0
OTHER ASSETS LESS LIABILITIES                    (1,052,720)          (0.0)*
                                            ----------------        --------
TOTAL NET ASSETS                             $10,189,026,486         100.0%
                                            ================        ========

*Represents less than 0.1% of total net assets

    The accompanying notes are an integral part of the financial statements.

                                                                        31
                                                                    ----------
                                                                    THIRTY-ONE

                                     ------
                                     ARTJX
                                     ------

----ARTISAN INTERNATIONAL SMALL CAP FUND (ARTJX)--------------------------------

SCHEDULE OF INVESTMENTS - March 31, 2004 (Unaudited)

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
COMMON AND PREFERRED STOCKS - 99.1%

AUSTRALIA - 3.2%
APN News & Media Limited                           1,369,188        $3,989,932
John Fairfax Holdings Limited                      3,992,129        10,141,165
RG Capital Radio Limited                           1,987,800         4,473,359
                                                               ---------------
                                                                    18,604,456
AUSTRIA - 1.9%
Telekom Austria AG                                   657,876         9,461,723
Wienerberger AG                                       44,800         1,486,901
                                                               ---------------
                                                                    10,948,624
BELGIUM - 1.7%
Colruyt N.V.                                          86,910         9,657,806

BRAZIL - 1.6%
Telesp Celular Participacoes S.A.,
  Preferred (ADR)(1)                               1,001,200         9,140,956

CANADA - 3.9%
CanWest Global Communications Corporation(1)         560,700         4,990,087
Corus Entertainment, Inc., Class B                   406,600         8,599,692
Precision Drilling Corporation(1)                    202,000         9,451,284
                                                               ---------------
                                                                    23,041,063
CHINA - 0.3%
Beijing Capital International
  Airport Company Limited                          5,490,600         1,972,831

COLOMBIA - 0.5%
Bancolombia S.A., Preferred (ADR)                    400,600         3,028,536

DENMARK - 1.4%
Bryggerigruppen A/S                                  121,830         8,106,712

FINLAND - 0.4%
Elisa Oyj, Class A(1)                                136,200         2,293,707

FRANCE - 7.0%
Camaieu                                               89,802         8,682,105
Clarins S.A.                                         206,965        12,873,236
Eramet SLN                                            84,828         4,744,505
JC Decaux S.A.(1)                                    359,958         8,048,683
Remy Cointreau S.A.                                  212,603         6,873,302
                                                               ---------------
                                                                    41,221,831
GERMANY - 4.6%
AMB Generali Holding AG                               31,200         2,370,191
Grenkeleasing AG                                       4,873           167,784
Hypo Real Estate Holding AG(1)                       513,510        14,411,033
Stada Arzneimittel AG                                191,657         9,746,541
                                                               ---------------
                                                                    26,695,549
GREECE - 0.8%
Chipita International S.A.                           342,050         1,320,260
Coca-Cola Hellenic Bottling Company S.A.             137,720         3,511,123
                                                               ---------------
                                                                     4,831,383

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
HONG KONG - 3.2%
China Resources Power Holdings
  Company Limited(1)                              11,152,400        $6,475,883
Hong Kong Exchanges & Clearing Limited             3,760,000         8,033,673
Panva Gas Holdings Limited(1)                      8,552,700         4,362,671
                                                               ---------------
                                                                    18,872,227
INDIA - 1.2%
Biocon, Ltd.(1)(2)                                    60,000           435,986
Satyam Infoway Limited (ADR)(1)                      974,556         6,860,874
                                                               ---------------
                                                                     7,296,860
ITALY - 2.3%
Gruppo Editoriale L'Espresso S.p.A.                2,319,900        13,659,823

JAPAN - 7.9%
Creed Corporation                                      2,505        10,939,915
Komeri Company, Ltd.                                 458,100        12,861,184
The Seiyu, Ltd.(1)                                 1,887,000         7,480,261
Toho Company, Ltd.                                   510,800         8,383,817
Yakult Honsha Company, Ltd.                          426,800         6,787,998
                                                               ---------------
                                                                    46,453,175
MALAYSIA - 1.3%
AMMB Holdings Berhad                               7,073,740         7,520,503

MEXICO - 0.8%
Controladora Comercial Mexicana S.A.
  de C.V., UBC                                     3,850,700         4,943,199

NETHERLANDS - 3.4%
Euronext N.V.                                        304,800         9,085,880
N.V. Holdingmaatschappij De Telegraaf                475,959        10,706,831
                                                               ---------------
                                                                    19,792,711
NORWAY - 2.8%
Opera Software ASA(1)                                159,000           220,215
Smedvig ASA, Class B                                 713,400         5,460,331
TGS Nopec Geophysical Company ASA(1)                 602,100        10,818,875
                                                               ---------------
                                                                    16,499,421
PANAMA - 4.6%
Banco Latinoamericano de Exportaciones,
  S.A., E Shares(3)(4)                             1,489,914        27,116,435

PORTUGAL - 2.0%
Impresa - Sociedade Gestora de
  Participacoes, S.A.(1)                           1,094,784         5,383,054
Sonae, S.G.P.S., S.A.                              5,616,500         6,420,798
                                                               ---------------
                                                                    11,803,852
REPUBLIC OF KOREA - 3.5%
Fine Tec Corporation(3)                            1,073,500         4,887,845
Gwangju Shinsegae Company, Ltd.                       21,080           660,100
Hanil Cement Company, Ltd.                            95,205         5,057,338
Kangwon Land, Inc.                                   468,756         6,153,585
Korea Information Service, Inc.                       80,890         2,042,623
Shinsegae Food System Company, Ltd.                   48,155         1,965,767
                                                               ---------------
                                                                    20,767,258
RUSSIA - 4.7%
AO VimpelCom (ADR)(1)                                188,600        19,612,514
Wimm-Bill-Dann Foods OJSC (ADR)(1)                   399,400         7,768,330
                                                               ---------------
                                                                    27,380,844


    32
----------
THIRTY-TWO

                                     ------
                                     ARTJX
                                     ------

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
SINGAPORE - 2.9%
Fraser & Neave Limited                             1,966,320       $17,147,457

SPAIN - 0.9%
Recoletos Grupo de Comunicacion, S.A.                677,541         5,305,366

SWEDEN - 3.0%
Elekta AB, B shares(1)                               385,124         7,245,311
JM AB                                                271,300         4,528,855
Nobia AB                                             290,000         2,900,768
Oriflame Cosmetics S.A. (SDR)(1)                     102,300         2,880,068
                                                               ---------------
                                                                    17,555,002
SWITZERLAND - 16.4%
Baloise Holding Limited                              214,100         8,971,166
Bank Sarasin & Cie AG, B shares                        4,418         6,972,578
Bobst Group AG                                       183,429         6,079,320
Clariant AG(3)                                       300,600         4,245,997
Kuoni Reisen Holding AG, B shares                      8,200         2,992,701
Schindler Holding AG, Participation Certificates      32,961         9,597,640
SEZ Holding AG(1)                                     65,950         2,310,657
SEZ Holding AG, Rights(1)(2)                          65,950                 -
SIG Holding AG                                       108,784        15,859,415
Straumann AG                                          98,315        16,990,322
Sulzer AG                                             61,652        15,324,822
Synthes-Stratec, Inc.                                  6,750         6,919,116
                                                               ---------------
                                                                    96,263,734
THAILAND -  3.5%
Bangkok Bank Public Company Limited(1)             1,816,500         4,374,041
Land and Houses Public Company Limited -
  Foreign Shares                                  10,281,800         3,301,075
Land and Houses Public Company Limited -
  Local Shares                                    21,163,400         6,255,458
National Finance Public Company Limited           17,395,700         6,781,863
                                                               ---------------
                                                                    20,712,437
UNITED KINGDOM - 7.4%
Capital Radio PLC                                    442,200         3,955,299
GWR Group PLC                                      1,056,987         5,344,803
Intertek Group PLC                                 1,062,200        10,146,073
John Wood Group PLC                                3,237,382         7,745,717
MFI Furniture Group PLC                            2,675,418         7,238,245
SMG PLC                                            4,088,475         8,879,074
                                                               ---------------
                                                                    43,309,211

                                                               ---------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $451,037,112)              581,942,969

                                                    PAR
                                                  AMOUNT              VALUE
                                                ==========          ==========
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 0.8%
Repurchase agreement with State Street Bank
and Trust Company, 0.75%, dated 3/31/04,
due 4/1/04, maturity value $4,387,091,
collateralized by $4,479,768 market value
Federal National Mortgage Association Note,
2.625%, due 11/15/06 (Cost $4,387,000)            $4,387,000        $4,387,000
                                                               ---------------

TOTAL INVESTMENTS - 99.9% (Cost $455,424,112)                      586,329,969

OTHER ASSETS LESS LIABILITIES - 0.1%                                   631,936
                                                               ---------------

TOTAL NET ASSETS - 100.0%(5)                                      $586,961,905
                                                               ===============

(1)  Non-income producing security.
(2) Valued at a fair value in accordance with procedures established by the Board of Directors of Artisan Funds.
(3)  Affiliated company as defined by the Investment Company Act of 1940. See
     Note 7 to the financial statements.
(4)  Principally traded in the United States.
(5)  Percentages for the various classifications relate to total net assets.

  (ADR) American Depository Receipt
  (SDR) Swedish Depository Receipt

PORTF0LIO DIVERSIFICATION - MARCH 31, 2004
                                                   VALUE            PERCENTAGE
                                                ===========         ==========
Consumer Discretionary                          $154,856,704           26.4%
Consumer Staples                                  92,793,118           15.8
Energy                                            33,476,207            5.7
Financials                                       109,773,598           18.7
Healthcare                                        41,337,276            7.0
Industrials                                       52,129,143            8.9
Information Technology                            14,279,591            2.4
Materials                                         29,907,255            5.1
Telecommunication Services                        42,551,523            7.3
Utilities                                         10,838,554            1.8
                                              --------------        ---------
TOTAL COMMON AND PREFERRED STOCKS                581,942,969           99.1
Total short-term investments                       4,387,000            0.8
                                              --------------        ---------
TOTAL INVESTMENTS                                586,329,969           99.9
OTHER ASSETS LESS LIABILITIES                        631,936            0.1
                                              --------------        ---------
TOTAL NET ASSETS                                $586,961,905          100.0%
                                              ==============        =========

    The accompanying notes are an integral part of the financial statements.

                                                                       33
                                                                  -------------
                                                                  THIRTY-THREE

                                     ------
                                     ARTKX
                                     ------

ARTISAN INTERNATIONAL VALUE FUND (ARTKX)
SCHEDULE OF INVESTMENTS - March 31, 2004 (Unaudited)

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
COMMON AND PREFERRED STOCKS - 91.5%

AUSTRALIA - 2.4%
Rinker Group, Ltd.                                   341,000        $1,807,916
Rinker Group, Ltd. (ADR)                              15,000           796,950
                                                               ---------------
                                                                     2,604,866
BERMUDA - 0.9%
Arch Capital Group, Ltd.(1)(2)                        23,900         1,004,517

DENMARK - 0.2%
Jyske Bank A/S(1)                                      2,980           158,437

FRANCE - 3.5%
Aventis S.A.                                          22,395         1,721,943
Vivendi Universal S.A.(1)                             78,260         2,075,058
                                                               ---------------
                                                                     3,797,001
GERMANY - 5.0%
Henkel KGaA                                           47,250         3,601,090
Pfeiffer Vacuum Technology AG                         17,920           647,848
Schering AG                                           24,260         1,148,430
                                                               ---------------
                                                                     5,397,368
HONG KONG - 4.7%
Asia Satellite Telecommunications Holdings, Ltd.     634,500         1,139,913
Guoco Group, Ltd.                                    502,000         3,977,890
                                                               ---------------
                                                                     5,117,803
ITALY - 6.2%
Caltagirone Editore S.p.A.                           165,559         1,261,783
Cementir S.p.A. Cementerie del Tirreno             1,806,137         5,483,880
                                                               ---------------
                                                                     6,745,663
JAPAN - 10.2%
Ichiyoshi Securities Co., Ltd.                       375,000         2,627,538
Meitec Corporation                                    98,600         3,719,326
NIPPONKOA Insurance Company, Ltd.                    192,000         1,286,327
Olympus Corporation                                  158,000         3,397,034
                                                               ---------------
                                                                    11,030,225
MEXICO - 0.9%
Grupo Aeroportuario del Sureste S.A. de C.V. (ADR)    47,890           998,506

NETHERLANDS - 13.5%
Euronext N.V.                                        210,934         6,287,799
Hunter Douglas N.V.                                   50,605         2,551,077
Royal Numico N.V.(1)                                  47,900         1,413,146
Wolters Kluwer N.V.                                  257,700         4,406,379
                                                               ---------------
                                                                    14,658,401

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
NEW ZEALAND - 5.2%
Telecom Corporation of New Zealand, Ltd.             943,201        $3,645,295
Tower, Ltd.(1)                                     1,936,824         1,984,098
                                                               ---------------
                                                                     5,629,393
NORWAY - 0.6%
Statoil ASA                                           54,195           661,714

REPUBLIC OF KOREA - 4.6%
Lotte Chilsung Beverage Co., Ltd.                      3,030         1,715,269
Lotte Chilsung Beverage Co., Ltd., Preferred             580           111,553
Lotte Confectionary Co., Ltd.                          4,125         1,799,032
Samchully Co., Ltd.                                   25,150         1,320,625
                                                               ---------------
                                                                     4,946,479
SWITZERLAND - 12.3%
Givaudan S.A.                                         10,791         5,509,392
Gurit-Heberlein AG                                     1,049           786,388
Pargesa Holding AG                                       855         2,374,906
PubliGroupe S.A.(1)                                    2,027           659,005
Schindler Holding AG                                   2,659           846,642
Tamedia AG                                            13,562         1,123,701
Zehnder Group AG                                       2,232         2,025,488
                                                               ---------------
                                                                    13,325,522
UNITED KINGDOM - 21.3%
Brit Insurance Holdings PLC(1)                     1,715,785         2,636,779
Cable & Wireless PLC (ADR)(1)                         51,100           363,832
Carpetright PLC                                       55,860         1,033,216
Diageo PLC                                           378,926         4,944,530
MFI Furniture Group PLC                            1,513,000         4,093,366
Rotork PLC                                           188,900         1,338,496
Signet Group PLC                                   1,504,350         3,045,551
Unilever PLC (ADR)                                   140,425         5,659,127
                                                               ---------------
                                                                    23,114,897

                                                               ---------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $87,100,664)                99,190,792

     34
-----------
THIRTY-FOUR

                                     ------
                                     ARTKX
                                     ------

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 7.8%
Repurchase agreement with State Street Bank
& Trust Company, 0.75%, dated 3/31/04, due 4/1/04,
maturity value $8,445,176, collateralized by
$8,616,514 market value Federal National
Mortgage Association Note, 2.625%,
due 11/15/06 (Cost $8,445,000)                    $8,445,000        $8,445,000
                                                               ---------------

TOTAL INVESTMENTS - 99.3% (COST $95,545,664)                       107,635,792

OTHER ASSETS LESS LIABILITIES - 0.7%                                   803,317
                                                               ---------------

TOTAL NET ASSETS - 100.0%(3)                                      $108,439,109
                                                               ===============

(1)  Non-income producing security.
(2)  Principally traded in the United States.
(3)  Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt


PORTFOLIO DIVERSIFICATION - MARCH 31, 2004
                                                   VALUE            PERCENTAGE
                                                ===========         ==========
Consumer Discretionary                         $  20,249,137           18.7%
Consumer Staples                                  24,753,137           22.8
Energy                                               661,714            0.6
Financials                                        22,338,291           20.6
Healthcare                                         6,267,407            5.8
Industrials                                        9,576,307            8.8
Information Technology                                     -            0.0
Materials                                          8,875,134            8.2
Telecommunication Services                         5,149,040            4.8
Utilities                                          1,320,625            1.2
                                              --------------        ---------
TOTAL COMMON AND PREFERRED STOCKS                 99,190,792           91.5
Total short-term investments                       8,445,000            7.8
                                              --------------        ---------
TOTAL INVESTMENTS                                107,635,792           99.3
OTHER ASSETS LESS LIABILITIES                        803,317            0.7
                                              --------------        ---------
TOTAL NET ASSETS                                $108,439,109          100.0%
                                              ==============        =========

    The accompanying notes are an integral part of the financial statements.

                                                                        35
                                                                   ------------
                                                                    THIRTY-FIVE

                                     ------
                                     ARTMX
                                     ------

ARTISAN MID CAP FUND (ARTMX)
SCHEDULE OF INVESTMENTS - March 31, 2004 (Unaudited)

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
COMMON STOCKS - 95.9%

AUTO & TRANSPORTATION - 4.2%
AIR TRANSPORT - 2.5%
Expeditors International of Washington, Inc.       1,228,800      $ 48,525,312
FedEx Corporation                                    472,900        35,543,164
JetBlue Airways Corporation(1)                     1,327,400        33,569,946
                                                               ---------------
                                                                   117,638,422
AUTO PARTS: ORIGINAL EQUIPMENT - 0.3%
Dana Corporation                                     763,400        15,161,124

AUTO TRUCKS & PARTS - 1.4%
PACCAR Inc.                                        1,142,900        64,276,696

CONSUMER DISCRETIONARY - 23.7%
ADVERTISING AGENCIES - 1.0%
Lamar Advertising Company(1)                       1,190,500        47,881,910

CABLE TELEVISION SERVICES - 0.7%
Echostar Communications Corporation(1)             1,032,300        33,807,825

CASINOS & GAMBLING - 0.9%
International Game Technology                        974,600        43,818,016

CONSUMER ELECTRONICS - 2.7%
DoubleClick Inc.(1)                                1,443,600        16,240,500
Electronic Arts Inc.(1)                              731,800        39,487,928
VeriSign, Inc.(1)                                  1,184,100        19,644,219
Yahoo! Inc.(1)                                     1,111,200        53,993,208
                                                               ---------------
                                                                   129,365,855
COSMETICS - 0.9%
The Estee Lauder Companies Inc.                      984,800        43,666,032

HOTEL/MOTEL - 0.8%
Starwood Hotels & Resorts Worldwide, Inc.            935,100        37,871,550

RADIO & TV BROADCASTERS - 2.1%
Univision Communications Inc.(1)                   2,147,200        70,879,072
XM Satellite Radio Holdings Inc.(1)                1,007,600        28,212,800
                                                               ---------------
                                                                    99,091,872
RESTAURANTS - 1.6%
Starbucks Corporation(1)                             944,300        35,647,325
Wendy's International, Inc.                          977,300        39,766,337
                                                               ---------------
                                                                    75,413,662

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL - 6.9%
American Eagle Outfitters, Inc.(1)                 1,488,600     $  40,132,656
CarMax, Inc.(1)                                    1,520,600        44,401,520
Costco Wholesale Corporation(1)                    1,127,500        42,348,900
Dollar Tree Stores, Inc.(1)                        1,423,300        43,965,737
Fisher Scientific International Inc.(1)              857,200        47,180,288
Kohl's Corporation(1)                                965,200        46,648,116
Linens 'n Things, Inc.(1)                            466,300        16,511,683
Staples, Inc.                                      1,753,700        44,526,443
                                                               ---------------
                                                                   325,715,343
SERVICES: COMMERCIAL - 5.3%
Accenture Ltd - Class A(1)                         2,438,300        60,469,840
Getty Images, Inc.(1)                                627,500        33,872,450
InterActiveCorp(1)                                 1,498,600        47,340,774
Iron Mountain Incorporated(1)                      1,309,400        58,438,522
Robert Half International Inc.(1)                  2,157,387        50,957,481
                                                               ---------------
                                                                   251,079,067
TEXTILES: APPAREL MANUFACTURERS - 0.8%
Jones Apparel Group, Inc.                          1,081,100        39,081,765

CONSUMER STAPLES - 2.6%
BEVERAGE: BREWERS (WINERIES) - 0.7%
Constellation Brands, Inc.(1)                        963,500        30,928,350

BEVERAGE: SOFT DRINKS - 1.0%
The Pepsi Bottling Group, Inc.                     1,506,700        44,824,325

DRUG & GROCERY STORE CHAINS - 0.9%
Whole Foods Market, Inc.                             541,100        40,555,445

FINANCIAL SERVICES - 13.6%
BANKS: OUTSIDE NEW YORK CITY - 0.7%
CapitalSource Inc.(1)                              1,512,500        33,955,625

DIVERSIFIED FINANCIAL SERVICES - 1.8%
CIT Group Inc.                                     2,275,600        86,586,580

FINANCE COMPANIES - 1.2%
Capital One Financial Corporation                    772,000        58,231,960

FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 2.1%
Fair Isaac Corporation                               971,450        35,049,916
Paychex, Inc.                                      1,798,300        64,019,480
                                                               ---------------
                                                                    99,069,396
FINANCIAL MISCELLANEOUS - 2.1%
MGIC Investment Corporation                        1,034,600        66,452,358
Willis Group Holdings Limited                        901,600        33,539,520
                                                               ---------------
                                                                    99,991,878

    36
----------
THIRTY-SIX

                                     ------
                                     ARTMX
                                     ------

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
FINANCIAL SERVICES (CONTINUED)
INSURANCE: PROPERTY-CASUALTY - 0.5%
Platinum Underwriters Holdings, Ltd.                 715,800       $22,941,390

INVESTMENT MANAGEMENT COMPANIES - 1.0%
T. Rowe Price Group, Inc.                            903,600        48,640,788

SAVINGS & LOANS - 1.1%
Golden West Financial Corporation                    476,500        53,344,175

SECURITIES BROKERAGE & SERVICES - 3.1%
Ameritrade Holding Corporation(1)                  5,532,300        85,197,420
The Bear Stearns Companies Inc.                      686,000        60,148,480
                                                               ---------------
                                                                   145,345,900
HEALTHCARE - 14.4%
BIOTECHNOLOGY RESEARCH & PRODUCTION - 3.5%
Biogen Idec Inc.(1)                                  538,000        29,912,800
Invitrogen Corporation(1)                          1,099,100        78,794,479
Millennium Pharmaceuticals, Inc.(1)                3,335,900        56,376,710
                                                               ---------------
                                                                   165,083,989
DRUGS & PHARMACEUTICALS - 3.8%
Allergan, Inc.                                       423,100        35,608,096
Andrx Corporation(1)                                 925,400        25,170,880
IVAX Corporation(1)                                1,520,500        34,621,785
MedImmune, Inc.(1)                                 1,024,700        23,650,076
Mylan Laboratories Inc.                            2,704,900        61,482,377
                                                               ---------------
                                                                   180,533,214
ELECTRONICS: MEDICAL SYSTEMS - 0.6%
Varian Medical Systems, Inc.(1)                      353,300        30,493,323

HEALTH CARE MANAGEMENT SERVICES - 2.9%
Aetna Inc.                                           526,000        47,192,720
Caremark Rx, Inc.(1)                               1,726,900        57,419,425
Cerner Corporation(1)                                678,900        30,679,491
                                                               ---------------
                                                                   135,291,636
HEALTH CARE SERVICES - 1.6%
Anthem, Inc.(1)                                      815,800        73,944,112

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 2.0%
Boston Scientific Corporation(1)                   1,092,500        46,300,150
Zimmer Holdings, Inc.(1)                             643,900        47,506,942
                                                               ---------------
                                                                    93,807,092
MATERIALS & PROCESSING - 3.1%
CHEMICALS - 0.8%
Ecolab Inc.                                        1,277,400        36,444,222

CONTAINERS & PACKAGING: PAPER & PLASTIC - 1.0%
Smurfit-Stone Container Corporation(1)             2,724,500        47,923,955

COPPER - 0.5%
Freeport-McMoRan Copper & Gold Inc.                  627,800        24,540,702

METAL FABRICATING - 0.8%
Precision Castparts Corp.                            812,400        35,769,972

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
OTHER - 0.8%
MULTI-SECTOR COMPANIES - 0.8%
Eaton Corporation                                    650,000       $36,523,500


OTHER ENERGY - 3.5%
MACHINERY: OIL WELL EQUIPMENT & SERVICES - 2.4%
Smith International, Inc.(1)                       1,173,500        62,793,985
Weatherford International Ltd.(1)                  1,247,200        52,419,816
                                                               ---------------
                                                                   115,213,801
OIL: CRUDE PRODUCERS - 1.1%
EOG Resources, Inc.                                1,085,100        49,795,239

PRODUCER DURABLES - 8.5%
DIVERSIFIED PRODUCTION - 1.5%
Danaher Corporation                                  771,200        72,006,944

ELECTRICAL EQUIPMENT & COMPONENTS - 1.3%
Molex Incorporated                                 1,969,600        59,856,144

ELECTRONICS: INSTRUMENTS GAUGES & METERS - 1.5%
Thermo Electron Corporation(1)                     2,545,800        71,995,224

HOMEBUILDING - 0.9%
Centex Corporation                                   771,900        41,728,914

OFFICE FURNITURE & BUSINESS EQUIPMENT - 1.8%
Diebold, Incorporated                                970,900        46,719,708
Xerox Corporation(1)                               2,627,800        38,287,046
                                                               ---------------
                                                                    85,006,754
PRODUCTION TECHNOLOGY EQUIPMENT - 1.5%
KLA-Tencor Corporation(1)                          1,403,800        70,681,330

TECHNOLOGY - 20.4%
COMMUNICATIONS TECHNOLOGY - 7.5%
Advanced Fibre Communications, Inc.(1)             1,513,000        33,331,390
Avaya Inc.(1)                                      5,118,500        81,281,780
Avocent Corporation(1)                             1,236,100        45,476,119
Corning Incorporated(1)                            4,261,900        47,648,042
Juniper Networks, Inc.(1)                          1,235,000        32,122,350
Nortel Networks Corporation(1)                     4,303,700        25,563,978
Symbol Technologies, Inc.                          3,571,200        49,282,560
TIBCO Software Inc.(1)                             4,883,900        39,901,463
                                                               ---------------
                                                                   354,607,682
COMPUTER SERVICES SOFTWARE & SYSTEMS - 4.5%
Adobe Systems Incorporated                         1,195,400        47,134,622
BEA Systems, Inc.(1)                               2,026,800        25,861,968
Cognos Incorporated(1)                             1,413,400        43,900,204
Macromedia, Inc.(1)                                1,845,400        37,037,178
Novell, Inc.(1)                                    2,934,100        33,390,058
VERITAS Software Corporation(1)                      878,400        23,637,744
                                                               ---------------
                                                                   210,961,774
COMPUTER TECHNOLOGY - 1.8%
Apple Computer, Inc.(1)                            1,244,500        33,663,725
NVIDIA Corporation(1)                              1,070,700        28,362,843
SanDisk Corporation(1)                               817,400        23,189,638
                                                               ---------------
                                                                    85,216,206

                                                                        37
                                                                   ------------
                                                                   THIRTY-SEVEN

                                     ------
                                     ARTMX
                                     ------
----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
TECHNOLOGY (CONTINUED)
ELECTRONICS - 2.2%
Avid Technology, Inc.(1)                             849,100       $39,168,983
Vishay Intertechnology, Inc.(1)                    3,109,700        66,360,998
                                                               ---------------
                                                                   105,529,981
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 4.4%
Agere Systems Inc., Class A(1)                    12,582,800        40,390,788
Agere Systems Inc., Class B(1)                     6,341,100        19,784,232
Broadcom Corporation(1)                              613,200        24,019,044
Jabil Circuit, Inc.(1)                             1,776,100        52,270,623
Xilinx, Inc.(1)                                    1,887,700        71,732,600
                                                               ---------------
                                                                   208,197,287
UTILITIES - 1.1%
UTILITIES: TELECOMMUNICATIONS - 1.1%
Western Wireless Corporation(1)                    2,297,400        53,690,238

                                                               ---------------
TOTAL COMMON STOCKS (Cost $3,766,968,596)                        4,533,128,186

                                                    PAR
                                                  AMOUNT              VALUE
                                                ==========          ==========
SHORT-TERM INVESTMENTS
(CASH EQUIVALENTS) - 4.0%
Repurchase agreement with State Street Bank
and Trust Company, 0.75%, dated 3/31/04,
due 4/1/04, maturity value $187,105,898,
collateralized by $37,846,119 market value
Federal National Mortgage Association Note,
2.010%, due 7/21/05, $51,003,175 market value
Federal National Mortgage Association Note,
1.875%, due 12/15/04  $51,004,651 market value
Federal National Mortgage Association Note,
5.500%, due 2/15/06, and $51,001,516 market
value Federal National Mortgage Association
Note, 2.875%, due 10/15/05
(Cost $187,102,000)                             $187,102,000      $187,102,000
                                                               ---------------

TOTAL INVESTMENTS - 99.9% (Cost $3,954,070,596)                  4,720,230,186

OTHER ASSETS LESS LIABILITIES - 0.1%                                 6,074,168
                                                               ---------------

TOTAL NET ASSETS - 100.0%(2)                                    $4,726,304,354
                                                               ===============

(1)  Non-income producing security.
(2)  Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

     38
------------
THIRTY-EIGHT

                                     ------
                                     ARTQX
                                     ------

ARTISAN MID CAP VALUE FUND (ARTQX)
SCHEDULE OF INVESTMENTS - March 31, 2004 (Unaudited)

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
COMMON STOCKS - 94.4%

AUTO & TRANSPORTATION - 3.6%
AUTO PARTS: ORIGINAL EQUIPMENT - 1.1%
BorgWarner Inc.                                       17,000        $1,442,110

TRANSPORTATION MISCELLANEOUS - 1.4%
Tidewater, Inc.                                       64,800         1,822,824

TRUCKERS - 1.1%
Swift Transportation Co., Inc.(1)                     82,300         1,413,091

CONSUMER DISCRETIONARY - 17.9%
HOUSEHOLD FURNISHINGS - 3.0%
Furniture Brands International, Inc.                 122,200         3,934,840

RETAIL - 6.0%
AutoZone, Inc.(1)                                     23,100         1,985,907
Blockbuster Inc.                                      69,500         1,216,250
Michaels Stores, Inc.                                 27,000         1,312,740
Zale Corporation(1)                                   55,900         3,440,645
                                                               ---------------
                                                                     7,955,542
SERVICES: COMMERCIAL - 2.3%
Republic Services, Inc.                              111,700         3,023,719

TEXTILES: APPAREL MANUFACTURERS - 6.6%
Liz Claiborne Inc.                                   108,400         3,977,196
Polo Ralph Lauren Corporation                        139,500         4,782,060
                                                               ---------------
                                                                     8,759,256
CONSUMER STAPLES - 5.6%
DRUG & GROCERY STORE CHAINS - 1.2%
Safeway Inc.(1)                                       77,200         1,588,776

FOODS - 2.8%
Hormel Foods Corporation                              18,300           536,739
Tyson Foods, Inc., Class A                           173,600         3,133,480
                                                               ---------------
                                                                     3,670,219
TOBACCO - 1.6%
Loews Corporation - Carolina Group                    78,000         2,133,300

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
FINANCIAL SERVICES - 35.6%
BANKS: OUTSIDE NEW YORK CITY - 1.2%
TCF Financial Corporation                             30,100        $1,537,207

FINANCE: SMALL LOAN - 4.8%
The Student Loan Corporation                          41,200         6,386,412

FINANCIAL DATA PROCESSING SERVICES
  & SYSTEMS - 1.8%
Deluxe Corporation                                    59,700         2,393,970

INSURANCE: MULTI-LINE - 8.4%
Alleghany Corporation(1)                              20,808         5,145,818
Loews Corporation                                     40,900         2,415,554
Old Republic International Corporation               144,950         3,559,972
                                                               ---------------
                                                                    11,121,344
INSURANCE: PROPERTY-CASUALTY - 7.1%
Arch Capital Group Ltd.(1)                            43,600         1,832,508
Everest Re Group, Ltd.                                10,600           905,664
PartnerRe Ltd.                                        30,100         1,699,145
White Mountains Insurance Group, Ltd.                  9,400         4,930,300
                                                               ---------------
                                                                     9,367,617
REAL ESTATE INVESTMENT TRUSTS (REIT) - 0.4%
Catellus Development Corporation                      21,285           553,623

SAVINGS & LOANS - 3.5%
Golden West Financial Corporation                     16,900         1,891,955
Washington Federal, Inc.                             106,360         2,715,371
                                                               ---------------
                                                                     4,607,326
SECURITIES BROKERAGE & SERVICES - 8.4%
Countrywide Financial Corporation                     77,000         7,384,300
Nuveen Investments, Inc., Class A                    132,300         3,685,878
                                                               ---------------
                                                                    11,070,178
HEALTHCARE - 3.6%
DRUGS & PHARMACEUTICALS - 1.0%
Mylan Laboratories Inc.                               57,300         1,302,429

HEALTH CARE FACILITIES - 1.5%
Pharmaceutical Product Development, Inc.(1)           65,700         1,957,203
HEALTH CARE MANAGEMENT SERVICES - 1.1%
Universal Health Services, Inc.                       32,400         1,492,668

                                                                        39
                                                                    -----------
                                                                    THIRTY-NINE

                                     ------
                                     ARTQX
                                     ------

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
MATERIALS & PROCESSING - 4.7%
PAINTS & COATINGS - 1.6%
The Sherwin-Williams Company                          56,800        $2,182,824

PAPER - 2.0%
Domtar Inc.                                          165,800         1,991,258
MeadWestvaco Corporation                              22,719           642,721
                                                               ---------------
                                                                     2,633,979
STEEL - 1.1%
Harsco Corporation                                    33,100         1,506,050

OTHER - 1.3%
MULTI-SECTOR COMPANIES - 1.3%
Wesco Financial Corporation                            4,430         1,714,410

OTHER ENERGY - 15.3%
OFFSHORE DRILLING - 1.5%
Diamond Offshore Drilling, Inc.                       80,800         1,954,552

OIL: CRUDE PRODUCERS - 12.3%
Apache Corporation                                   153,346         6,619,947
EOG Resources, Inc.                                   90,100         4,134,689
Newfield Exploration Company(1)                       53,500         2,564,255
XTO Energy Inc.                                      114,108         2,880,073
                                                               ---------------
                                                                    16,198,964
UTILITIES: GAS PIPELINES - 1.5%
Equitable Resources, Inc.                             45,700         2,029,994

PRODUCER DURABLES - 2.2%
DIVERSIFIED PRODUCTION - 2.2%
Dover Corporation                                     25,900         1,004,143
Pentair, Inc.                                         32,800         1,935,200
                                                               ---------------
                                                                     2,939,343
UTILITIES - 4.6%
UTILITIES: ELECTRICAL - 1.4%
Cinergy Corporation                                   44,800         1,831,872

UTILITIES: GAS DISTRIBUTORS - 1.1%
Sempra Energy                                         43,800         1,392,840

UTILITIES: MISCELLANEOUS - 1.4%
Vectren Corporation                                   72,600         1,791,042

UTILITIES: TELECOMMUNICATIONS - 0.7%
Telephone and Data Systems, Inc.                      12,800           907,136

                                                               ---------------
TOTAL COMMON STOCKS (Cost $98,913,691)                             124,616,660

                                                    PAR
                                                  AMOUNT              VALUE
                                                ==========          ==========
SHORT-TERM INVESTMENTS
(CASH EQUIVALENTS) - 5.2%
Repurchase agreement with State Street Bank
and Trust Company, 0.75%, dated 3/31/04,
due 4/1/04, maturity value $6,872,143,
collateralized by $7,011,926 market value
Federal National Mortgage Association Note,
1.875%, due 12/15/04 (Cost $6,872,000)            $6,872,000        $6,872,000
                                                               ---------------

TOTAL INVESTMENTS - 99.6% (Cost $105,785,691)                      131,488,660

OTHER ASSETS LESS LIABILITIES - 0.4%                                   532,177
                                                               ---------------

TOTAL NET ASSETS - 100.0%(2)                                    $  132,020,837
                                                               ===============

(1)  Non-income producing security.
(2)  Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

  40
------
 FORTY

                                     ------
                                     ARTSX
                                     ------

ARTISAN SMALL CAP FUND (ARTSX)
SCHEDULE OF INVESTMENTS - March 31, 2004 (Unaudited)

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
COMMON STOCKS - 97.3%

AUTO & TRANSPORTATION - 5.4%
AIR TRANSPORT - 1.2%
AirTran Holdings, Inc.(1)                            170,000        $2,019,600

TRUCKERS - 4.2%
Forward Air Corporation(1)                            56,400         1,853,868
Overnite Corporation                                 106,700         2,454,100
Pacer International, Inc.(1)                         122,800         2,706,512
                                                               ---------------
                                                                     7,014,480
CONSUMER DISCRETIONARY - 23.3%
CONSUMER ELECTRONICS - 1.4%
FindWhat.com(1)                                      111,200         2,407,480

CONSUMER PRODUCTS - 1.4%
RC2 Corporation(1)                                    83,700         2,301,750

EDUCATION SERVICES - 0.4%
Bright Horizons Family Solutions, Inc.(1)             13,000           613,080

ENTERTAINMENT - 1.0%
Alliance Gaming Corporation(1)                        50,100         1,609,713

LEISURE TIME - 0.9%
Steinway Musical Instruments, Inc.(1)                 47,400         1,519,170

RADIO & TV BROADCASTERS - 1.3%
Regent Communications, Inc.(1)                       332,400         2,163,924

RESTAURANTS - 1.2%
RARE Hospitality International, Inc.(1)               75,250         2,088,187

RETAIL - 6.2%
Christopher & Banks Corporation                       95,450         2,014,950
Fred's, Inc.                                          50,600         1,228,062
The Gymboree Corporation(1)                          144,900         2,429,973
School Specialty, Inc.(1)                             72,200         2,568,154
Too, Inc.(1)                                         101,000         2,115,950
                                                               ---------------
                                                                    10,357,089
SERVICES: COMMERCIAL - 9.5%
The Advisory Board Company(1)                         60,700         2,218,585
Autobytel Inc.(1)                                     66,200           873,840
The First Marblehead Corporation(1)                   86,000         2,532,700
Harris Interactive Inc.(1)                           183,800         1,549,434
Hudson Highland Group, Inc.(1)                        40,500         1,129,140
Kroll Inc.(1)                                        123,500         3,315,975
Universal Technical Institute, Inc.(1)                41,900         1,678,095
Waste Connections, Inc.(1)                            63,000         2,507,400
                                                               ---------------
                                                                    15,805,169
                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
FINANCIAL SERVICES - 8.1%
BANKS: OUTSIDE NEW YORK CITY - 3.9%
Community First Bankshares, Inc.                      70,800        $2,275,512
First National Bankshares of Florida, Inc.           117,300         2,060,961
Texas Capital Bancshares, Inc.(1)                    136,200         2,209,164
                                                               ---------------
                                                                     6,545,637
FINANCIAL INFORMATION SERVICES - 1.6%
FactSet Research Systems Inc.                         63,500         2,702,560

INSURANCE: MULTI-LINE - 1.2%
HealthExtras, Inc.(1)                                169,800         1,949,304

REAL ESTATE INVESTMENT TRUSTS (REIT) - 1.4%
La Quinta Corporation(1)                             301,800         2,275,572

HEALTHCARE - 15.4%
BIOTECHNOLOGY RESEARCH & PRODUCTION - 1.3%
Charles River Laboratories International, Inc.(1)     49,900         2,138,215

DRUGS & PHARMACEUTICALS - 0.9%
Taro Pharmaceutical Industries Ltd.(1)                26,000         1,507,740

HEALTH CARE FACILITIES - 1.9%
LifePoint Hospitals, Inc.(1)                          52,900         1,710,786
United Surgical Partners International, Inc.(1)       45,300         1,537,482
                                                               ---------------
                                                                     3,248,268
HEALTH CARE MANAGEMENT SERVICES - 1.7%
AMERIGROUP Corporation(1)                             62,300         2,847,110

HEALTH CARE SERVICES - 3.4%
Inveresk Research Group, Inc.(1)                      81,700         2,321,914
LabOne, Inc.(1)                                       72,200         2,194,880
Odyssey HealthCare, Inc.(1)                           58,200         1,097,070
                                                               ---------------
                                                                     5,613,864
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 4.7%
American Medical Systems Holdings, Inc.(1)            72,200         1,913,300
PSS World Medical, Inc.(1)                           177,800         1,989,582
Respironics, Inc.(1)                                  32,000         1,728,640
SOLA International, Inc.(1)                           95,200         2,213,400
                                                               ---------------
                                                                     7,844,922
MEDICAL SERVICES - 1.5%
VCA Antech, Inc.(1)                                   69,000         2,458,470

                                                                          41
                                                                      ---------
                                                                      FORTY-ONE

                                     ------
                                     ARTSX
                                     ------

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
MATERIALS & PROCESSING - 5.1%
BUILDING MATERIALS - 1.1%
Hughes Supply, Inc.                                   34,300        $1,797,320

BUILDING: ROOFING & WALLBOARD - 1.3%
ElkCorp                                               82,100         2,224,089

CONTAINERS & PACKAGING: METAL & GLASS - 1.0%
Anchor Glass Container Corporation                   101,800         1,608,440

PLASTICS - 1.7%
Spartech Corporation                                 113,900         2,836,110

OTHER ENERGY - 4.5%
MACHINERY: OIL WELL EQUIPMENT & SERVICES  - 3.4%
Pride International, Inc.(1)                         101,400         1,729,884
Varco International, Inc.(1)                         112,300         2,022,523
W-H Energy Services, Inc.(1)                         129,500         1,873,865
                                                               ---------------
                                                                     5,626,272
OIL: CRUDE PRODUCERS - 1.1%
Unit Corporation(1)                                   67,600         1,853,592

PRODUCER DURABLES - 9.3%
AEROSPACE - 1.5%
MTC Technologies, Inc.(1)                            100,500         2,523,555

ELECTRICAL EQUIPMENT & COMPONENTS - 2.2%
Cherokee International, LLC(1)                        84,100         1,211,040
Technitrol, Inc.(1)                                  128,400         2,413,920
                                                               ---------------
                                                                     3,624,960
MACHINERY: INDUSTRIAL/SPECIALTY - 1.3%
Gardner Denver, Inc.(1)                               78,700         2,131,196

MANUFACTURING -1.5%
Rayovac Corporation(1)                                90,600         2,591,160

PRODUCTION TECHNOLOGY EQUIPMENT - 1.8%
Axcelis Technologies, Inc.(1)                        270,700         3,010,184

TELECOMMUNICATIONS EQUIPMENT - 1.0%
Tollgrade Communications, Inc.(1)                    109,300         1,744,428

TECHNOLOGY - 24.0%
COMMUNICATIONS TECHNOLOGY - 7.4%
Anixter International Inc.                            82,300         2,324,975
Avocent Corporation(1)                                76,100         2,799,719
Inter-Tel Incorporated                                53,400         1,605,204
Packeteer, Inc.(1)                                   127,900         1,688,280
Tekelec(1)                                           132,700         2,201,493
Verisity Ltd.(1)                                     191,400         1,772,364
                                                               ---------------
                                                                    12,392,035

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
TECHNOLOGY (CONTINUED)
COMPUTER SERVICES SOFTWARE & SYSTEMS - 10.0%
Anteon International Corporation(1)                   93,800        $2,709,882
Borland Software Corporation(1)                      202,200         1,835,976
Hyperion Solutions Corporation(1)                     56,800         2,354,360
Macrovision Corporation(1)                           143,300         2,676,844
Micromuse Inc.(1)                                    207,900         1,621,620
Progress Software Corporation(1)                     106,500         2,554,935
Serena Software Inc.(1)                               81,700         1,662,595
Witness Systems, Inc.(1)                             103,500         1,337,220
                                                               ---------------
                                                                    16,753,432
COMPUTER TECHNOLOGY - 1.1%
Dot Hill Systems Corp.(1)                            182,300         1,826,646

ELECTRICAL & ELECTRONICS - 0.9%
Plexus Corp.(1)                                       79,600         1,416,084

ELECTRONICS - 1.7%
Aeroflex Incorporated(1)                             107,700         1,449,642
Semtech Corporation(1)                                59,800         1,365,234
                                                               ---------------
                                                                     2,814,876
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 1.8%
DSP Group, Inc.(1)                                   114,800         2,953,804

ELECTRONICS: TECHNOLOGY - 1.1%
Coherent, Inc.(1)                                     71,100         1,869,219

UTILITIES - 2.2%
UTILITIES: TELECOMMUNICATIONS - 2.2%
Alamosa Holdings, Inc.(1)                            273,700         1,598,408
Commonwealth Telephone Enterprises, Inc.(1)           11,300           463,413
TNS Inc.(1)                                           89,700         1,717,755
                                                               ---------------
                                                                     3,779,576

                                                               ---------------
TOTAL COMMON STOCKS (Cost $132,169,650)                            162,408,282

                                                    PAR
                                                  AMOUNT              VALUE
                                                ==========          ==========
SHORT TERM INVESTMENTS
(CASH EQUIVALENTS) - 2.0%
Repurchase agreement with State Street Bank
and Trust Company, 0.75%, dated 3/31/04,
due 4/1/04, maturity value $3,225,067,
collateralized by $3,293,787 market value
Federal National Mortgage Association Note,
1.875%, due 12/15/04 (Cost $3,225,000)            $3,225,000        $3,225,000
                                                               ---------------

TOTAL INVESTMENTS - 99.3% (Cost $135,394,650)                      165,633,282

OTHER ASSETS LESS LIABILITIES - 0.7%                                 1,241,834
                                                               ---------------

TOTAL NET ASSETS - 100.0%(2)                                    $  166,875,116
                                                               ===============

(1)  Non-income producing security.
(2)  Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

    42
---------
FORTY-TWO

                                     ------
                                     ARTVX
                                     ------

ARTISAN SMALL CAP VALUE FUND (ARTVX)
SCHEDULE OF INVESTMENTS - March 31, 2004 (Unaudited)

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
COMMON STOCKS - 94.2%

AUTO & TRANSPORTATION - 7.4%
AUTO PARTS: AFTER MARKET - 1.7%
Superior Industries International, Inc.              529,900     $  18,779,656

AUTO PARTS: ORIGINAL EQUIPMENT - 1.3%
BorgWarner Inc.                                      168,100        14,259,923

SHIPPING - 1.6%
Kirby Corporation(1)                                 499,600        16,881,484

TRUCKERS - 2.8%
Arkansas Best Corporation                            317,500         8,505,825
Heartland Express, Inc.                              232,100         5,287,238
USF Corporation                                      469,500        16,066,290
                                                               ---------------
                                                                    29,859,353

CONSUMER DISCRETIONARY - 25.5%
ADVERTISING AGENCIES - 1.8%
ADVO, Inc.                                           598,600        19,286,892

COMMERCIAL INFORMATION SERVICES - 0.9%
ProQuest Company(1)                                  333,200         9,719,444

CONSUMER ELECTRONICS - 0.5%
Register.com, Inc.(1)                                210,204         1,244,408
THQ Inc.(1)                                          213,700         4,323,151
                                                               ---------------
                                                                     5,567,559
ENTERTAINMENT - 2.8%
Hollywood Entertainment Corporation(1)             1,269,300        17,211,708
Movie Gallery, Inc.                                  637,300        12,484,707
                                                               ---------------
                                                                    29,696,415
HOUSEHOLD FURNISHINGS - 1.4%
Ethan Allen Interiors Inc.                           359,900        14,849,474

PUBLISHING: MISCELLANEOUS - 0.1%
Courier Corporation                                   26,868         1,202,343

RADIO & TV BROADCASTERS - 0.7%
World Wrestling Entertainment, Inc.                  485,400         7,014,030

RESTAURANTS - 1.7%
IHOP Corp.                                           221,600         7,631,904
Papa John's International, Inc.(1)                   295,600        10,003,104
                                                               ---------------
                                                                    17,635,008
RETAIL - 7.1%
1-800 CONTACTS, INC.(1)                              289,300         5,094,573
Payless ShoeSource, Inc.(1)                        1,587,300        22,158,708
Russ Berrie and Company, Inc.                         46,900         1,641,500
School Specialty, Inc.(1)                            396,800        14,114,176
Zale Corporation(1)                                  543,500        33,452,425
                                                               ---------------
                                                                    76,461,382
                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
CONSUMER DISCRETIONARY (CONTINUED)
SERVICES: COMMERCIAL - 4.3%
Coinstar, Inc.(1)                                    340,900        $5,410,083
Cross Country Healthcare, Inc.(1)                    338,000         5,627,700
FTI Consulting, Inc.(1)                              343,400         5,721,044
Medical Staffing Network Holdings, Inc.(1)           583,700         4,593,719
Pegasus Solutions, Inc.(1)                           324,600         3,791,328
Roto-Rooter, Inc.                                    145,600         7,360,080
Watson Wyatt & Company(1)                            552,300        13,940,052
                                                               ---------------
                                                                    46,444,006
TEXTILES APPAREL MANUFACTURERS - 3.7%
Kellwood Company                                   1,002,950        39,365,787

WHOLESALERS - 0.5%
United Stationers Inc.(1)                            134,800         5,675,080

CONSUMER STAPLES - 0.4%
FOODS - 0.4%
Ralcorp Holdings, Inc.(1)                            141,500         4,305,845

FINANCIAL SERVICES - 15.1%
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 1.7%
CCC Information Services Group Inc.(1)               278,500         4,948,945
John H. Harland Company                              250,800         7,804,896
National Processing, Inc.(1)                         294,900         5,603,100
                                                               ---------------
                                                                    18,356,941
FINANCIAL MISCELLANEOUS - 4.5%
LandAmerica Financial Group, Inc.                    307,700        13,926,502
Stewart Information Services Corporation(2)          880,600        34,607,580
                                                               ---------------
                                                                    48,534,082
INSURANCE: LIFE - 0.7%
Scottish Re Group Limited                            279,800         6,768,362

INSURANCE: MULTI-LINE - 4.7%
Hilb, Rogal and Hamilton Company                     895,700        34,126,170
Hub International Limited                            302,300         5,547,205
PICO Holdings, Inc.(1)(2)                            647,900        10,644,997
                                                               ---------------
                                                                    50,318,372
INSURANCE: PROPERTY-CASUALTY - 2.2%
Arch Capital Group Ltd.(1)                           213,600         8,977,608
IPC Holdings, Ltd.                                   232,700         9,166,053
White Mountains Insurance Group, Ltd.                 10,100         5,297,450
                                                               ---------------
                                                                    23,441,111
INVESTMENT MANAGEMENT COMPANIES - 1.0%
Capital Southwest Corporation                        138,000        10,384,500

REAL ESTATE INVESTMENT TRUSTS (REIT) - 0.3%
Post Properties, Inc.                                119,400         3,438,720

                                                                        43
                                                                    -----------
                                                                    FORTY-THREE

                                     -----
                                     ARTVX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
HEALTHCARE - 1.0%
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 0.6%
National Dentex Corporation(1)(2)                    224,500        $6,106,400

MEDICAL SERVICES - 0.4%
America Service Group Inc.(1)                        131,800         4,520,740

INTEGRATED OILS - 1.2%
OIL: INTEGRATED DOMESTIC - 1.2%
Cimarex Energy Co.(1)                                441,100        12,747,790

MATERIALS & PROCESSING - 11.9%
AGRICULTURE FISHING & RANCHING - 0.4%
Delta and Pine Land Company                          191,300         4,772,935

BUILDING: CEMENT - 1.5%
Eagle Materials Inc.                                 208,000        12,240,800
Eagle Materials Inc., Class B                         56,200         3,282,080
                                                               ---------------
                                                                    15,522,880
BUILDING MATERIALS - 2.7%
Butler Manufacturing Company                         166,500         3,737,925
LSI Industries Inc.                                  317,062         3,855,474
Simpson Manufacturing Co., Inc.                      429,600        21,028,920
                                                               ---------------
                                                                    28,622,319
CHEMICALS - 1.1%
Albemarle Corporation                                366,500        10,628,500
American Pacific Corporation                         130,500         1,039,955
                                                               ---------------
                                                                    11,668,455
CONSTRUCTION - 0.7%
EMCOR Group, Inc.(1)                                 218,500         8,018,950

COPPER - 1.5%
Mueller Industries, Inc.                             468,300        15,917,517

METAL FABRICATING - 1.1%
Quanex Corporation                                   227,100         9,649,479
Roanoke Electric Steel Corporation                   165,400         2,332,140
                                                               ---------------
                                                                    11,981,619
MISCELLANEOUS MATERIALS AND PROCESSING - 0.6%
Insituform Technologies, Inc.(1)                     405,300         6,334,839

REAL ESTATE - 2.3%
Jones Lang LaSalle Incorporated(1)                   420,900        10,821,339
LNR Property Corporation                              84,100         4,501,873
Trammell Crow Company(1)                             670,100         9,401,503
                                                               ---------------
                                                                    24,724,715

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
OTHER ENERGY - 20.5%
ENERGY: MISCELLANEOUS - 1.2%
Veritas DGC Inc.(1)                                  618,300       $12,798,810

MACHINERY: OIL WELL EQUIPMENT & SERVICES - 1.1%
Core Laboratories N.V.(1)                            525,600        11,142,720

OFFSHORE DRILLING - 1.2%
Atwood Oceanics, Inc.(1)                             364,100        12,958,319

OIL: CRUDE PRODUCERS - 17.0%
Cabot Oil & Gas Corporation                          497,850        15,214,296
Evergreen Resources, Inc.(1)                         522,100        17,934,135
Forest Oil Corporation(1)                          1,013,758        25,597,389
Nuevo Energy Company(1)                              489,200        15,928,352
Plains Exploration & Production Company(1)           683,655        12,743,329
Prima Energy Corporation(1)                          319,400        11,035,270
Range Resources Corporation                          504,700         6,122,011
Remington Oil and Gas Corporation(1)                 216,200         4,269,950
Spinnaker Exploration Company(1)                     264,200         9,490,064
St. Mary Land & Exploration Company                  498,800        16,674,884
Stone Energy Corporation(1)                          652,100        32,252,866
Tom Brown, Inc.(1)                                   403,500        15,171,600
                                                               ---------------
                                                                   182,434,146
PRODUCER DURABLES - 5.1%
AEROSPACE - 0.6%
United Industrial Corporation                        308,200         5,837,308

ELECTRICAL EQUIPMENT & COMPONENTS - 2.0%
General Cable Corporation(1)                         735,300         5,426,514
The Genlyte Group Incorporated(1)                    286,600        16,061,064
                                                               ---------------
                                                                    21,487,578
MACHINE TOOLS - 0.8%
Lincoln Electric Holdings, Inc.                      312,400         8,794,060

MACHINERY: INDUSTRIAL/SPECIALTY - 1.1%
Thomas Industries Inc.                               212,900         6,706,350
Woodward Governor Company                             80,000         5,099,200
                                                               ---------------
                                                                    11,805,550
POWER TRANSMISSION EQUIPMENT - 0.6%
Regal-Beloit Corporation                             308,200         6,157,836

TECHNOLOGY - 1.5%
COMMUNICATIONS TECHNOLOGY - 0.4%
CommScope, Inc.(1)                                   290,300         4,833,495

COMPUTER SERVICES SOFTWARE & SYSTEMS - 1.1%
BearingPoint, Inc.(1)                              1,088,500        11,668,720

    44
----------
FORTY-FOUR

                                     ------
                                     ARTVX
                                     ------

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                  SHARES
                                                   HELD               VALUE
                                                ==========          ==========
UTILITIES - 4.6%
UTILITIES: ELECTRICAL - 3.1%
Black Hills Corporation                              168,300        $5,363,721
El Paso Electric Company(1)                          644,000         8,912,960
PNM Resources, Inc.                                  648,500        19,487,425
                                                               ---------------
                                                                    33,764,106
UTILITIES: GAS DISTRIBUTORS - 0.6%
NUI Corporation                                      387,900         6,559,389

UTILITIES: TELECOMMUNICATIONS - 0.9%
IDT Corporation, Class B                             342,300         6,897,345
IDT Corporation, Class C                             120,200         2,388,374
                                                               ---------------
                                                                     9,285,719

                                                               ---------------
TOTAL COMMON STOCKS (Cost $728,824,777)                          1,008,712,684

                                                    PAR
                                                  AMOUNT              VALUE
                                                ==========          ==========
SHORT-TERM INVESTMENTS
(CASH EQUIVALENTS) - 5.6%
Repurchase agreement with State Street Bank
and Trust Company, 0.75%, dated 3/31/04,
due 4/1/04, maturity value $60,151,253,
collateralized by $10,356,231 market value
Federal National Mortgage Association Note,
1.875% due 12/15/04 and $51,002,909 market
value Federal National Mortgage Association
Note, 1.875% due 9/15/05 (Cost $60,150,000)      $60,150,000       $60,150,000
                                                               ---------------

TOTAL INVESTMENTS - 99.8% (Cost $788,974,777)                    1,068,862,684
OTHER ASSETS LESS LIABILITIES - 0.2%                                 2,477,789
                                                               ---------------

TOTAL NET ASSETS - 100.0%(3)                                    $1,071,340,473
                                                               ===============

(1)  Non-income producing security.
(2)  Affiliated company as defined by the Investment Company Act of 1940. See note 7 to the financial statements.
(3)  Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                                                        45
                                                                    -----------
                                                                    FORTY-FIVE

ARTISAN FUNDS, INC.
STATEMENTS OF ASSETS & LIABILITIES - March 31, 2004 (Unaudited)


                                                        INTERNATIONAL   INTERNATIONAL
                                                                          SMALL CAP
                                                      ===============================
ASSETS:
Investments in securities, unaffiliated, at value...... $9,759,368,127   $545,692,692
Investments in securities, affiliated, at value .......    321,184,079     36,250,277
Short-term investments (repurchase agreements),
  at value ............................................    109,527,000      4,387,000
                                                      -------------------------------
TOTAL INVESTMENTS...................................... 10,190,079,206    586,329,969
Cash  .................................................            561             70
Receivable from investments sold.......................     92,637,319      3,326,883
Receivable from forward currency contracts.............     95,463,623      6,925,876
Receivable from fund shares sold.......................     39,807,930        393,471
Dividends and interest receivable......................     22,897,189      2,491,832
                                                      -------------------------------
TOTAL ASSETS........................................... 10,440,885,828    599,468,101

LIABILITIES:
Payable for investments purchased......................     39,891,450      4,903,069
Payable for forward currency contracts.................     95,681,588      6,926,063
Payable for fund shares redeemed.......................    110,990,781        174,235
Payable for operating expenses.........................      3,292,098        245,780
Payable for withholding taxes..........................      2,003,425        257,049
                                                      -------------------------------
TOTAL LIABILITIES......................................    251,859,342     12,506,196
                                                      -------------------------------
TOTAL NET ASSETS ......................................$10,189,026,486   $586,961,905
                                                      ===============================

NET ASSETS CONSIST OF:
Fund shares issued and outstanding.....................$10,059,095,106   $419,633,230
Net unrealized appreciation (depreciation) on
  investments and foreign currency
  related transactions ................................  1,794,740,760    130,850,191
Accumulated undistributed net
  investment income (loss) ............................    (6,879,722)        326,901
Accumulated undistributed net realized gains
  (losses) on investments and foreign currency
  related transactions ................................(1,657,929,658)     36,151,583
                                                      -------------------------------
     ..................................................$10,189,026,486   $586,961,905
                                                      ===============================

SUPPLEMENTARY INFORMATION:
Net assets
     Investor Shares................................... $6,340,539,996   $586,961,905
     Institutional Shares.............................. $3,848,486,490
Shares outstanding
     Investor Shares...................................    316,067,102     35,124,739
     Institutional Shares..............................    190,984,305
Net asset value, offering price and
  redemption price per share
     Investor Shares...................................         $20.06         $16.71
     Institutional Shares..............................         $20.15
Cost of securities of unaffiliated issuers held........ $8,091,374,636   $436,772,818
Cost of securities of affiliated issuers held..........   $304,149,774    $18,651,294

    46
---------
FORTY-SIX


                                                        INTERNATIONAL                    MID CAP                      SMALL CAP
                                                            VALUE         MID CAP         VALUE        SMALL CAP        VALUE
                                                       =============================================================================
ASSETS:
Investments in securities, unaffiliated, at value......    $99,190,792  $4,533,128,186  $124,616,660   $162,408,282   $957,353,707
Investments in securities, affiliated, at value .......              -              -              -              -     51,358,977
Short-term investments (repurchase agreements),
at value...............................................      8,445,000    187,102,000      6,872,000      3,225,000     60,150,000
                                                       -----------------------------------------------------------------------------
TOTAL INVESTMENTS......................................    107,635,792  4,720,230,186    131,488,660    165,633,282  1,068,862,684
Cash  .................................................            712            507             15            729            378
Receivable from investments sold.......................              -     34,257,452      3,087,750      1,765,251      3,400,862
Receivable from forward currency contracts.............      6,566,361              -              -              -              -
Receivable from fund shares sold.......................      8,835,686     31,661,009        965,298        921,072      2,896,545
Dividends and interest receivable......................        306,306        832,549         69,726         19,577        381,830
                                                       -----------------------------------------------------------------------------
TOTAL ASSETS...........................................    123,344,857  4,786,981,703    135,611,449    168,339,911  1,075,542,299

LIABILITIES:
Payable for investments purchased......................      8,208,673     36,769,466      3,419,178      1,283,765      3,732,675
Payable for forward currency contracts.................      6,548,792              -              -              -              -
Payable for fund shares redeemed.......................         15,989     22,825,619        133,843         77,654        182,901
Payable for operating expenses.........................        108,457      1,082,264         36,631        103,376        286,250
Payable for withholding taxes..........................         23,837              -            960              -              -
                                                       -----------------------------------------------------------------------------
TOTAL LIABILITIES......................................     14,905,748     60,677,349      3,590,612      1,464,795      4,201,826
                                                       -----------------------------------------------------------------------------
TOTAL NET ASSETS ......................................   $108,439,109 $4,726,304,354   $132,020,837   $166,875,116 $1,071,340,473
                                                       =============================================================================

NET ASSETS CONSIST OF:
Fund shares issued and outstanding.....................   $ 95,057,038 $4,196,136,235   $103,727,713   $138,506,794   $767,156,320
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions ................................     12,095,514    766,159,590     25,703,071     30,238,632    279,887,907
Accumulated undistributed net investment
  income (loss) .......................................      (198,962)   (15,158,979)        105,225      (636,783)         78,199
Accumulated undistributed net realized gains
  (losses) on investments and foreign currency
  related transactions ................................      1,485,519  (220,832,492)      2,484,828    (1,233,527)     24,218,047
                                                       -----------------------------------------------------------------------------
     ..................................................   $108,439,109 $4,726,304,354   $132,020,837   $166,875,116 $1,071,340,473
                                                       =============================================================================

SUPPLEMENTARY INFORMATION:
Net assets
     Investor Shares...................................   $108,439,109 $3,617,006,673   $132,020,837   $166,875,116  $1,071,340,473
     Institutional Shares..............................                $1,109,297,681
Shares outstanding
     Investor Shares...................................      6,153,089    133,562,612      8,972,245     11,002,155     64,241,443
     Institutional Shares..............................                    40,619,544
Net asset value, offering price and
  redemption price per share
     Investor Shares...................................         $17.62         $27.08         $14.71         $15.17         $16.68
     Institutional Shares..............................                        $27.31
Cost of securities of unaffiliated issuers held........    $95,545,664  $3,954,070,596  $105,785,691   $135,394,650   $757,259,093
Cost of securities of affiliated issuers held..........             $-             $-             $-             $-    $31,715,684

    The accompanying notes are an integral part of the financial statements.

                                                                        47
                                                                   ------------
                                                                    FORTY-SEVEN

ARTISAN FUNDS, INC.
STATEMENTS OF OPERATIONS


                                                          INTERNATIONAL
                                        =============================================
                                            Period Ended   Period Ended    Year Ended
                                             3/31/04(1)     9/30/03(3)      6/30/03
                                        =============================================
INVESTMENT INCOME:
Interest................................       $462,942       $304,072     $2,825,610
Dividends, from unaffiliated issuers(2).     42,718,547     33,361,570    176,343,076
Dividends, from affiliated issuers(2)...      3,064,723      3,627,004      2,344,814
Other income ...........................      1,822,621        412,122      2,995,772
                                        ---------------------------------------------
TOTAL INVESTMENT INCOME.................     48,068,833     37,704,768    184,509,272

EXPENSES:
Advisory fees...........................     45,243,199     20,395,030     66,306,063
Transfer agent fees
     Investor Shares....................      5,368,069      2,693,210      8,331,967
     Institutional Shares...............         14,919          8,409         32,233
Shareholder communications
     Investor Shares....................        535,668        506,499      1,177,617
     Institutional Shares...............         10,013          4,797         19,011
Custodian fees..........................      2,800,027      1,208,462      3,945,008
Accounting fees.........................         37,251         19,918         73,299
Professional fees.......................        610,638         93,801        301,743
Registration fees
     Investor Shares....................         23,451         29,428        124,912
     Institutional Shares...............         20,003         31,250        127,627
Directors' fees.........................        126,789         43,746        180,436
Other operating expenses................        187,141         51,890        163,719
                                        ---------------------------------------------
Total operating expenses before
  amounts waived or paid by
  the Adviser ..........................     54,977,168     25,086,440     80,783,635
Less amounts waived or paid
  by the Adviser .......................              -       (21,084)              -
                                        ---------------------------------------------
NET EXPENSES............................     54,977,168     25,065,356     80,783,635
                                        ---------------------------------------------
NET INVESTMENT INCOME (LOSS)............    (6,908,335)     12,639,412    103,725,637

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments(2).....................  (168,620,097)     74,854,666  (529,007,531)
     Foreign currency
       related transactions ............    (2,974,636)    (1,317,643)   (10,809,131)
                                        ---------------------------------------------
                                          (171,594,733)     73,537,023  (539,816,662)
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments........................  2,101,921,248    409,874,381  (423,541,570)
     Foreign currency
       related transactions ............      (695,359)        538,027         52,282
                                        ---------------------------------------------
                                          2,101,225,889    410,412,408  (423,489,288)
                                        ---------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS .........................  1,929,631,156    483,949,431  (963,305,950)
                                        ---------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS ..... $1,922,722,821   $496,588,843 $(859,580,313)
                                        =============================================


(1)  For the period from October 1, 2003 to March 31, 2004. Unaudited.
(2)                                                                 INCLUDING
                                         NET OF         NET OF     NET REALIZED
                                     FOREIGN TAXES  FOREIGN TAXES  GAIN (LOSS)
                                      WITHHELD ON    WITHHELD ON  ON INVESTMENTS
                         YEAR OR       DIVIDENDS,     DIVIDENDS,       FROM
                          PERIOD      UNAFFILIATED    AFFILIATED    AFFILIATED
FUND                      ENDED         ISSUERS        ISSUERS       ISSUERS
International              3/31/04     $4,266,275       $340,525  $(46,413,966)
                           9/30/03      3,660,412        393,960    (1,994,615)
                           6/30/03     22,229,774         14,358    (7,613,533)
International Small Cap    3/31/04        674,251          1,109              -
                           9/30/03        263,662              -              -
                           6/30/03        360,630              -              -
International Value        3/31/04         37,511              -              -
                           9/30/03         18,376              -              -
                           6/30/03         23,791              -              -

(3) For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(4)  From commencement of operations (September 23, 2002) to June 30, 2003.

     48
------------
FORTY-EIGHT


                                                    INTERNATIONAL SMALL CAP                        INTERNATIONAL VALUE
                                          ============================================  ============================================
                                            Period Ended   Period Ended    Year Ended    Period Ended   Period Ended    Year Ended
                                             3/31/04(1)      9/30/03(3)     6/30/03        3/31/04(1)     9/30/03(3)     6/30/03(4)
                                          ============================================  ============================================
INVESTMENT INCOME:
Interest..................................      $99,348        $27,958       $143,060        $14,929         $2,635         $4,562
Dividends, from unaffiliated issuers(2)...    4,983,204      1,324,009      2,217,762        367,691        118,457        169,431
Dividends, from affiliated issuers(2).....      148,991              -         80,239              -              -              -
Other income .............................       69,303              -              -         13,115              -              -
                                          --------------------------------------------  --------------------------------------------
TOTAL INVESTMENT INCOME...................    5,300,846      1,351,967      2,441,061        395,735        121,092        173,993

EXPENSES:
Advisory fees.............................    3,284,477        972,488      1,489,029        257,243         49,178         48,398
Transfer agent fees
     Investor Shares......................      415,164        145,453        275,010         95,346         26,705         51,951
     Institutional Shares.................
Shareholder communications
     Investor Shares......................       41,414         24,857         39,746         10,355          4,104          4,661
     Institutional Shares.................
Custodian fees............................      297,237         91,709        142,237         43,515          6,621         25,123
Accounting fees...........................       26,611         13,940         52,449         30,217         13,197         38,600
Professional fees.........................       17,171         27,557         29,781          8,031         26,810         20,911
Registration fees
     Investor Shares......................       12,852         32,678         47,636         11,122          7,528         45,137
     Institutional Shares.................
Directors' fees...........................        6,223          1,279          3,133          1,526            750              -
Other operating expenses..................       22,073          3,402         26,919         16,401          3,221          8,267
                                          --------------------------------------------  --------------------------------------------
Total operating expenses before amounts
  waived or paid by the Adviser ..........    4,123,222      1,313,363      2,105,940        473,756        138,114        243,048
Less amounts waived or paid
  by the Adviser .........................            -        (8,129)              -              -       (39,758)      (124,348)
                                          --------------------------------------------  --------------------------------------------
NET EXPENSES..............................    4,123,222      1,305,234      2,105,940        473,756         98,356        118,700
                                          --------------------------------------------  --------------------------------------------
NET INVESTMENT INCOME (LOSS)..............    1,177,624         46,733        335,121       (78,021)         22,736         55,293

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments(2).......................   43,665,453      5,281,076      3,302,104      1,510,265        497,624        130,388
     Foreign currency
       related transactions ..............     (14,057)      (202,732)      (152,047)       (13,283)        (4,859)        (2,222)
                                          --------------------------------------------  --------------------------------------------
        ..................................   43,651,396      5,078,344      3,150,057      1,496,982        492,765        128,166
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments..........................   66,068,123     37,030,177     28,634,982      8,390,480      1,374,411      2,325,237
     Foreign currency
       related transactions ..............     (20,542)         79,419      (112,904)          3,524          1,525            337
                                          --------------------------------------------  --------------------------------------------
        ..................................   66,047,581     37,109,596     28,522,078      8,394,004      1,375,936      2,325,574
                                          --------------------------------------------  --------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS ...........................  109,698,977     42,187,940     31,672,135      9,890,986      1,868,701      2,453,740
                                          --------------------------------------------  --------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS ....... $110,876,601    $42,234,673    $32,007,256     $9,812,965     $1,891,437     $2,509,033
                                          ============================================  ============================================

    The accompanying notes are an integral part of the financial statements.

                                                                        49
                                                                    -----------
                                                                    FORTY-NINE

ARTISAN FUNDS, INC.
STATEMENTS OF OPERATIONS (continued)

                                                                                                       MID CAP
                                                                     MID CAP                            VALUE
                                             ====================================================  ================
                                                 Period Ended     Period Ended       Year Ended      Period Ended
                                                  3/31/04(1)        9/30/03(2)        6/30/03          3/31/04(1)
                                             ====================================================  ================
INVESTMENT INCOME:
Interest.....................................       $690,303         $315,857        $1,630,118          $23,706
Dividends, from unaffiliated issuers.........      7,689,453        2,975,086        13,653,667          805,421
Dividends, from affiliated issuers...........              -                -                 -                -
Other income.................................        376,769                -                 -                -
                                             ----------------------------------------------------  ----------------
TOTAL INVESTMENT INCOME......................      8,756,525        3,290,943        15,283,785          829,127

EXPENSES:
Advisory fees................................     20,069,399        8,025,858        22,682,765          508,692
Transfer agent fees
  Investor Shares............................      3,086,240        1,184,401         3,493,286          121,625
  Institutional Shares.......................         10,986            5,986            23,232
Shareholder communications
  Investor Shares............................        281,853          239,560           535,187           17,857
  Institutional Shares.......................          3,547            1,739             5,954
Custodian fees...............................        209,461          102,873           308,898           14,578
Accounting fees..............................         32,507           17,082            61,059           19,395
Professional fees............................         60,041           43,312           116,996            1,809
Registration fees
  Investor Shares............................         21,361           38,952            89,446            8,534
  Institutional Shares.......................          7,822           13,218            46,330
Directors' fees..............................         52,606           16,707            60,352            1,584
Organizational costs.........................              -                -                 -                -
Other operating expenses.....................         79,681           24,596            68,466           29,828
                                             ----------------------------------------------------  ----------------
Total operating expenses before
  amounts waived or paid by the Adviser .....     23,915,504        9,714,284        27,491,971          723,902
Less amounts waived or paid by the Adviser...              -         (14,194)                 -                -
                                             ----------------------------------------------------  ----------------
NET EXPENSES.................................     23,915,504        9,700,090        27,491,971          723,902
                                             ----------------------------------------------------  ----------------
NET INVESTMENT INCOME (LOSS).................   (15,158,979)      (6,409,147)      (12,208,186)          105,225

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments................................    311,573,480      105,075,097     (325,149,190)        3,542,991
  Foreign currency related transactions......              -                -                 -                -
                                             ----------------------------------------------------  ----------------
..............................................    311,573,480      105,075,097     (325,149,190)        3,542,991
Net increase (decrease) in unrealized
  appreciation/depreciation on:
  Investments................................    340,819,500       90,208,363       376,988,686       16,269,866
  Foreign currency related transactions......              -                -                 -                -
                                             ----------------------------------------------------  ----------------
                                                 340,819,500       90,208,363       376,988,686       16,269,866
                                             ----------------------------------------------------  ----------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS .....    652,392,980      195,283,460        51,839,496       19,812,857
                                             ----------------------------------------------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS  ................   $637,234,001     $188,874,313       $39,631,310      $19,918,082
                                             ====================================================  ================



(1)  For the period from October 1, 2003 to March 31, 2004. Unaudited.
(2) For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(3)  Including $11,901 from affiliated issuers.

  50
------
 FIFTY

                                                         MID CAP VALUE                                 SMALL CAP
                                              ==================================  ==================================================
                                                 Period Ended      Year Ended       Period Ended     Period Ended       Year Ended
                                                  9/30/03(2)         6/30/03         3/31/04(1)       9/30/03(2)         6/30/03
                                              ==================================  ==================================================
INVESTMENT INCOME:
Interest.....................................        $10,830          $37,287           $21,360           $9,188           $33,988
Dividends, from unaffiliated issuers.........        214,293          516,255           280,595           78,581           385,213
Dividends, from affiliated issuers...........              -                -                 -                -                 -
Other income.................................          7,032                -            11,519                -                 -
                                              ----------------------------------  --------------------------------------------------
TOTAL INVESTMENT INCOME......................        232,155          553,542           313,474           87,769           419,201

EXPENSES:
Advisory fees................................        181,557          383,960           742,651          312,469         1,009,495
Transfer agent fees
  Investor Shares............................         53,008          144,557           110,022           63,528           191,523
  Institutional Shares.......................
Shareholder communications
  Investor Shares............................         12,082           22,307            27,311           17,975            40,347
  Institutional Shares.......................
Custodian fees...............................          6,529           19,814            24,059           13,088            49,518
Accounting fees..............................         10,528           40,717            21,084           12,319            40,539
Professional fees............................         22,867           27,020             2,559           25,353            29,834
Registration fees
  Investor Shares............................          8,631           39,025            13,743            8,833            30,980
  Institutional Shares.......................
Directors' fees..............................            750            3,000             1,831              750             3,045
Organizational costs.........................              -                -                 -                -                 -
Other operating expenses.....................            252            4,510             6,997            1,881            11,285
                                              ----------------------------------  --------------------------------------------------
Total operating expenses before amounts
  waived or paid by the Adviser .............        296,204          684,910           950,257          456,196         1,406,566
Less amounts waived or paid
  by the Adviser ............................        (7,129)                -                 -          (7,243)                 -
                                              ----------------------------------  --------------------------------------------------
NET EXPENSES.................................        289,075          684,910           950,257          448,953         1,406,566
                                              ----------------------------------  --------------------------------------------------
NET INVESTMENT INCOME (LOSS).................       (56,920)        (131,368)         (636,783)        (361,184)         (987,365)

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments................................      1,143,665        (110,623)        19,071,316        4,973,748      (22,436,510)
  Foreign currency related transactions......              -                -                 -                -                 -
                                              ----------------------------------  --------------------------------------------------
                                                   1,143,665        (110,623)        19,071,316        4,973,748      (22,436,510)
Net increase (decrease) in unrealized
  appreciation/depreciation on:
  Investments................................      2,308,116        6,300,648         8,635,179        1,464,390        20,333,623
  Foreign currency related transactions......              -                -                 -                -                 -
                                              ----------------------------------  --------------------------------------------------
                                                   2,308,116        6,300,648         8,635,179        1,464,390        20,333,623
                                              ----------------------------------  --------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS .....      3,451,781        6,190,025        27,706,495        6,438,138       (2,102,887)
                                              ----------------------------------  --------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM OPERATIONS  .....     $3,394,861       $6,058,657       $27,069,712       $6,076,954      $(3,090,252)
                                              ==================================  ==================================================


                                                                    SMALL CAP
                                               ==================================================
                                                 Period Ended     Period Ended       Year Ended
                                                  3/31/04(1)       9/30/03(2)         6/30/03
                                               ==================================================
INVESTMENT INCOME:
Interest.....................................       $222,957         $102,376          $338,332
Dividends, from unaffiliated issuers.........      4,965,127        1,399,853         5,371,224
Dividends, from affiliated issuers...........        381,846                -                 -
Other income.................................         67,190            9,039                 -
                                               --------------------------------------------------
TOTAL INVESTMENT INCOME......................      5,637,120        1,511,268         5,709,556

EXPENSES:
Advisory fees................................      4,671,196        1,880,540         5,714,589
Transfer agent fees
  Investor Shares............................        708,375          282,606           891,648
  Institutional Shares.......................
Shareholder communications
  Investor Shares............................         40,001           27,715            61,062
  Institutional Shares.......................
Custodian fees...............................         50,996           25,059            91,142
Accounting fees..............................         20,759           11,480            44,472
Professional fees............................         17,319           27,583            52,514
Registration fees
  Investor Shares............................         11,665           18,009            48,401
  Institutional Shares.......................
Directors' fees..............................         11,941            3,767            15,036
Organizational costs.........................              -                -             1,768
Other operating expenses.....................         26,669            4,928            14,184
                                               --------------------------------------------------
Total operating expenses before amounts
  waived or paid by the Adviser .............      5,558,921        2,281,687         6,934,816
Less amounts waived or paid
  by the Adviser ............................              -          (7,683)                 -
                                               --------------------------------------------------
NET EXPENSES.................................      5,558,921        2,274,004         6,934,816
                                               --------------------------------------------------
NET INVESTMENT INCOME (LOSS).................         78,199        (762,736)       (1,225,260)

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments................................  38,674,172(3)       18,221,191      (20,174,753)
  Foreign currency related transactions......              -                -                 -
                                               --------------------------------------------------
                                                  38,674,172       18,221,191      (20,174,753)
Net increase (decrease) in unrealized
  appreciation/depreciation on:
  Investments................................    150,227,554       10,070,646        36,753,479
  Foreign currency related transactions......              -                -                 -
                                               --------------------------------------------------
                                                 150,227,554       10,070,646        36,753,479
                                               --------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS .....    188,901,726       28,291,837        16,578,726
                                               --------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM OPERATIONS  .....   $188,979,925      $27,529,101       $15,353,466
                                               ==================================================



    The accompanying notes are an integral part of the financial statements.

                                                                          51
                                                                      ---------
                                                                      FIFTY-ONE

ARTISAN FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                         INTERNATIONAL
                                        ==============================================
                                            Period Ended   Period Ended    Year Ended
                                              3/31/04(1)     9/30/03(2)     6/30/03
                                        ==============================================
OPERATIONS:
Net investment income (loss)............   $(6,908,335)    $12,639,412   $103,725,637
Net realized gain (loss) on:
     Investments........................  (168,620,097)     74,854,666  (529,007,531)
     Foreign currency related
       transactions ....................    (2,974,636)    (1,317,643)   (10,809,131)
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments........................  2,101,921,248    409,874,381  (423,541,570)
     Foreign currency related
       transactions ....................      (695,359)        538,027         52,282
                                        ----------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............  1,922,722,821    496,588,843  (859,580,313)

DIVIDENDS AND DISTRIBUTIONS PAID
  TO SHAREHOLDERS:
Net investment income:
     Investor Shares....................   (59,414,324)              -   (31,901,533)
     Institutional Shares...............   (42,472,917)              -   (18,341,682)
Net realized gains on
  investment transactions:
     Investor Shares....................              -              -              -
     Institutional Shares...............              -              -              -
                                        ----------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS
  PAID TO SHAREHOLDERS .................  (101,887,241)              -   (50,243,215)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM FUND
  SHARE ACTIVITIES .....................  (531,202,160)    244,966,499  1,716,020,036
                                        ----------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ...........................  1,289,633,420    741,555,342    806,196,508
                                        ----------------------------------------------
Net assets, beginning of period.........  8,899,393,066  8,157,837,724  7,351,641,216
                                        ----------------------------------------------
NET ASSETS, END OF PERIOD...............$10,189,026,486 $8,899,393,066 $8,157,837,724
                                        ==============================================

Accumulated undistributed net
  investment income (loss) ..............  $(6,879,722)   $101,915,854    $90,594,085
                                        ==============================================


(1)  For the period from October 1, 2003 to March 31, 2004. Unaudited.
(2) For the period July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(3) For the period from commencement of operations (September 23, 2002) through June 30, 2003.

    52
---------
FIFTY-TWO

                                                    INTERNATIONAL SMALL CAP                         INTERNATIONAL VALUE
                                          ============================================  ============================================
                                            Period Ended   Period Ended    Year Ended    Period Ended   Period Ended   Period Ended
                                             3/31/04(1)      9/30/03(2)     6/30/03        3/31/04(1)     9/30/03(2)     6/30/03(3)
                                          ============================================  ============================================
OPERATIONS:
Net investment income (loss)............     $1,177,624        $46,733       $335,121      $(78,021)        $22,736        $55,293
Net realized gain (loss) on:
     Investments........................     43,665,453      5,281,076      3,302,104      1,510,265        497,624        130,388
     Foreign currency related
       transactions ....................       (14,057)      (202,732)      (152,047)       (13,283)        (4,859)        (2,222)
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments........................     66,068,123     37,030,177     28,634,982      8,390,480      1,374,411      2,325,237
     Foreign currency related
       transactions ....................       (20,542)         79,419      (112,904)          3,524          1,525            337
                                          --------------------------------------------  --------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............    110,876,601     42,234,673     32,007,256      9,812,965      1,891,437      2,509,033

DIVIDENDS AND DISTRIBUTIONS
  PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares....................    (1,142,161)              -              -      (191,806)              -              -
     Institutional Shares...............
Net realized gains on
  investment transactions:
     Investor Shares....................   (15,685,346)              -      (236,073)      (636,769)              -              -
                                          --------------------------------------------  --------------------------------------------
     Institutional Shares...............
TOTAL DIVIDENDS AND DISTRIBUTIONS
  PAID TO SHAREHOLDERS .................   (16,827,507)              -      (236,073)      (828,575)              -              -

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM FUND
  SHARE ACTIVITIES .....................    101,588,268    110,508,433    132,312,967     75,840,773      5,433,053     13,780,423
                                          --------------------------------------------  --------------------------------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ........................    195,637,362    152,743,106    164,084,150     84,825,163      7,324,490     16,289,456
                                          --------------------------------------------  --------------------------------------------
Net assets, beginning of period.........    391,324,543    238,581,437     74,497,287     23,613,946     16,289,456              -
                                          --------------------------------------------  --------------------------------------------
NET ASSETS, END OF PERIOD...............   $586,961,905   $391,324,543   $238,581,437   $108,439,109    $23,613,946    $16,289,456
                                          ============================================  ============================================

Accumulated undistributed net
  investment income (loss) .............       $326,901       $291,438       $162,036     $(198,962)        $70,865        $53,071
                                          ============================================  ============================================


    The accompanying notes are an integral part of the financial statements.

                                                                        53
                                                                   ------------
                                                                    FIFTY-THREE

ARTISAN FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                                                       MID CAP
                                                                     MID CAP                            VALUE
                                             ====================================================  ================
                                                 Period Ended     Period Ended       Year Ended      Period Ended
                                                  3/31/04(1)        9/30/03(2)        6/30/03          3/31/04(1)
                                             ====================================================  ================
OPERATIONS:
Net investment income (loss).................  $(15,158,979)     $(6,409,147)     $(12,208,186)         $105,225
Net realized gain (loss) on:
 Investments.................................    311,573,480      105,075,097     (325,149,190)        3,542,991
 Foreign currency related
  transactions ..............................              -                -                 -                -
Net increase (decrease) in unrealized
  appreciation/depreciation on:
 Investments.................................    340,819,500       90,208,363       376,988,686       16,269,866
 Foreign currency related transactions.......              -                -                 -                -
                                             ----------------------------------------------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .................    637,234,001      188,874,313        39,631,310       19,918,082

DIVIDENDS AND DISTRIBUTIONS PAID
  TO SHAREHOLDERS:
Net investment income:
 Investor Shares.............................              -                -                 -                -
 Institutional Shares........................              -                -                 -
Net realized gains on investment
  transactions:
 Investor Shares.............................              -                -                 -      (1,599,811)
 Institutional Shares........................              -                -                 -
                                             ----------------------------------------------------  ----------------
TOTAL DIVIDENDS AND DISTRIBUTIONS
  PAID TO SHAREHOLDERS ......................              -                -                 -      (1,599,811)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM FUND SHARE ACTIVITIES........    576,311,750      208,283,211       770,633,859       36,302,447
                                             ----------------------------------------------------  ----------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ................................  1,213,545,751      397,157,524       810,265,169       54,620,718
                                             ----------------------------------------------------  ----------------
Net assets, beginning of period..............  3,512,758,603    3,115,601,079     2,305,335,910       77,400,119
                                             ----------------------------------------------------  ----------------
NET ASSETS, END OF PERIOD.................... $4,726,304,354   $3,512,758,603    $3,115,601,079     $132,020,837
                                             ====================================================  ================

Accumulated undistributed net
  investment income (loss) ..................  $(15,158,979)               $-                $-         $105,225
                                             ====================================================  ================


(1)  For the period from October 1, 2003 to March 31, 2004. Unaudited.
(2) For the period July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.

    54
----------
FIFTY-FOUR

                                                         MID CAP VALUE                                 SMALL CAP
                                              ==================================  ==================================================
                                                 Period Ended      Year Ended       Period Ended     Period Ended       Year Ended
                                                  9/30/03(2)         6/30/03         3/31/04(1)       9/30/03(2)         6/30/03
                                              ==================================  ==================================================
OPERATIONS:
Net investment income (loss).................     $ (56,920)      $ (131,368)       $ (636,783)      $ (361,184)       $ (987,365)
Net realized gain (loss) on:
 Investments.................................      1,143,665        (110,623)        19,071,316        4,973,748      (22,436,510)
 Foreign currency related
  transactions ..............................              -                -                 -                -                 -
Net increase (decrease) in unrealized
  appreciation/depreciation on:
 Investments.................................      2,308,116        6,300,648         8,635,179        1,464,390        20,333,623
 Foreign currency related transactions.......              -                -                 -                -                 -
                                              ----------------------------------  --------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .................      3,394,861        6,058,657        27,069,712        6,076,954       (3,090,252)

DIVIDENDS AND DISTRIBUTIONS PAID
  TO SHAREHOLDERS:
Net investment income:
 Investor Shares.............................              -                -                 -                -                 -
 Institutional Shares........................
Net realized gains on investment
  transactions:
 Investor Shares.............................              -                -                 -                -         (629,095)
 Institutional Shares........................
                                              ----------------------------------  --------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS
  PAID TO SHAREHOLDERS ......................              -                -                 -                -         (629,095)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM FUND SHARE ACTIVITIES........      9,507,195       36,457,011        11,931,878        5,759,810      (12,182,933)
                                              ----------------------------------  --------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ................................     12,902,056       42,515,668        39,001,590       11,836,764      (15,902,280)
                                              ----------------------------------  --------------------------------------------------
Net assets, beginning of period..............     64,498,063       21,982,395       127,873,526      116,036,762       131,939,042
                                              ----------------------------------  --------------------------------------------------
NET ASSETS, END OF PERIOD....................    $77,400,119      $64,498,063      $166,875,116     $127,873,526      $116,036,762
                                              ==================================  ==================================================

Accumulated undistributed net
  investment income (loss) ..................             $-               $-        $(636,783)               $-                $-
                                              ==================================  ==================================================


                                                                    SMALL CAP
                                             ====================================================
                                                 Period Ended     Period Ended       Year Ended
                                                  3/31/04(1)       9/30/03(2)         6/30/03
                                             ====================================================
OPERATIONS:
Net investment income (loss).................       $ 78,199      $ (762,736)    $  (1,225,260)
Net realized gain (loss) on:
 Investments.................................     38,674,172       18,221,191      (20,174,753)
 Foreign currency related
  transactions ..............................              -                -                 -
Net increase (decrease) in unrealized
  appreciation/depreciation on:
 Investments.................................    150,227,554       10,070,646        36,753,479
 Foreign currency related transactions.......              -                -                 -
                                             ----------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .................    188,979,925       27,529,101        15,353,466

DIVIDENDS AND DISTRIBUTIONS PAID
  TO SHAREHOLDERS:
Net investment income:
 Investor Shares.............................              -                -                 -
 Institutional Shares........................
Net realized gains on investment
  transactions:
 Investor Shares.............................   (11,783,598)                -      (22,600,376)
 Institutional Shares........................
                                             ----------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS
  PAID TO SHAREHOLDERS ......................   (11,783,598)                -      (22,600,376)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM FUND SHARE ACTIVITIES........    118,988,575       45,076,888        86,250,860
                                             ----------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ................................    296,184,902       72,605,989        79,003,950
                                             ----------------------------------------------------
Net assets, beginning of period..............    775,155,571      702,549,582       623,545,632
                                             ----------------------------------------------------
NET ASSETS, END OF PERIOD.................... $1,071,340,473     $775,155,571      $702,549,582
                                             ====================================================

Accumulated undistributed net
  investment income (loss) ..................        $78,199               $-                $-
                                             ====================================================


    The accompanying notes are an integral part of the financial statements.

                                                                          55
                                                                      ----------
                                                                      FIFTY-FIVE

ARTISAN FUNDS, INC.
FINANCIAL HIGHLIGHTS - For a share outstanding throughout each period

                                                                          NET         TOTAL
                                              NET ASSET       NET     REALIZED AND    INCOME    DIVIDENDS
                                   YEAR OR      VALUE     INVESTMENT   UNREALIZED  (LOSS) FROM   FROM NET
                                   PERIOD     BEGINNING     INCOME    GAIN (LOSS)   INVESTMENT  INVESTMENT
                                    ENDED     OF PERIOD    (LOSS)(1) ON INVESTMENTS OPERATIONS    INCOME
                            ==============================================================================
INTERNATIONAL FUND          ------------------------------------------------------------------------------
Investor Shares                 3/31/04(4)       $16.54     $(0.02)        $3.72       $3.70      $(0.18)
                            ------------------------------------------------------------------------------
                                9/30/03(5)        15.63        0.02         0.89        0.91            -
                            ------------------------------------------------------------------------------
                                   6/30/03        18.15        0.20       (2.62)      (2.42)       (0.10)
                            ------------------------------------------------------------------------------
                                   6/30/02        19.53        0.15       (1.46)      (1.31)       (0.07)
                            ------------------------------------------------------------------------------
                                   6/30/01        30.16        0.10       (7.18)      (7.08)            -
                            ------------------------------------------------------------------------------
                                   6/30/00        18.67      (0.03)        12.08       12.05       (0.02)
                            ------------------------------------------------------------------------------
                                   6/30/99        16.25        0.08         2.62        2.70       (0.04)
                            ------------------------------------------------------------------------------

                            ------------------------------------------------------------------------------
Institutional Shares            3/31/04(4)       $16.63         $ -        $3.73       $3.73      $(0.21)
                            ------------------------------------------------------------------------------
                                9/30/03(5)        15.71        0.03         0.89        0.92            -
                            ------------------------------------------------------------------------------
                                   6/30/03        18.24        0.25       (2.65)      (2.40)       (0.13)
                            ------------------------------------------------------------------------------
                                   6/30/02        19.62        0.18       (1.46)      (1.28)       (0.10)
                            ------------------------------------------------------------------------------
                                   6/30/01        30.22        0.16       (7.21)      (7.05)            -
                            ------------------------------------------------------------------------------
                                   6/30/00        18.70        0.03        12.09       12.12       (0.06)
                            ------------------------------------------------------------------------------
                                   6/30/99        16.26        0.11         2.62        2.73       (0.05)
                            ------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP FUND ------------------------------------------------------------------------------
Investor Shares                 3/31/04(4)       $13.84     $  0.04        $3.35       $3.39      $(0.03)
                            ------------------------------------------------------------------------------
                                9/30/03(5)        12.10           -         1.74        1.74            -
                            ------------------------------------------------------------------------------
                                   6/30/03        10.50        0.03         1.59        1.62            -
                            ------------------------------------------------------------------------------
                                6/30/02(7)        10.00           -      0.50(8)        0.50            -
                            ------------------------------------------------------------------------------

INTERNATIONAL VALUE FUND    ------------------------------------------------------------------------------
Investor Shares                 3/31/04(4)       $14.32     $(0.02)        $3.71       $3.69      $(0.09)
                            ------------------------------------------------------------------------------
                                9/30/03(5)        13.01        0.02         1.29        1.31            -
                            ------------------------------------------------------------------------------
                                6/30/03(9)        10.00        0.09         2.92        3.01            -
                            ------------------------------------------------------------------------------


(1)  Computed based on average shares outstanding.
(2)  Periods less than 12 months (where applicable) are not annualized.
(3)  Periods less than 12 months (where applicable) are annualized.
(4)  For the period from October 1, 2003 to March 31, 2004. Unaudited.
(5) For the period from July 1, 2003 to September 30, 2003. The Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(6) The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses waived or paid by the Adviser. Absent expenses waived or paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been as follows (periods less than 12 months, where applicable, are annualized):

                                                                   RATIO OF NET
                                                      RATIO OF      INVESTMENT
                                          YEAR OR    EXPENSES TO   INCOME (LOSS)
                                          PERIOD       AVERAGE      TO AVERAGE
FUND                                       ENDED     NET ASSETS     NET ASSETS
International Investor Shares            9/30/03        1.23%          0.49%
International Institutional Shares       9/30/03         1.00           0.73
International Small Cap Investor Shares  9/30/03         1.69           0.05
International Value Investor Shares      9/30/03         2.80         (0.34)
                                         6/30/03         5.02         (1.43)

    56
----------
FIFTY-SIX


                                                                                                RATIO OF   RATIO OF NET
                                DISTRIBUTIONS   TOTAL      NET ASSET               NET ASSETS   EXPENSES    INVESTMENT
                                  FROM NET    DIVIDENDS      VALUE                   END OF    TO AVERAGE  INCOME (LOSS) PORTFOLIO
                                  REALIZED       AND          END        TOTAL       PERIOD        NET      TO AVERAGE    TURNOVER
                                    GAINS   DISTRIBUTIONS  OF PERIOD   RETURN(2)   (MILLIONS)   ASSETS(3)  NET ASSETS(3)  RATE(2)
                             =======================================================================================================
INTERNATIONAL FUND          -------------------------------------------------------------------------------------------------------
Investor Shares                         $-      $(0.18)      $20.06        22.5%    $6,340.5        1.21%     (0.22)%       31.69%
                             -------------------------------------------------------------------------------------------------------
                                         -            -       16.54          5.8     5,544.7      1.23(6)     0.49(6)        15.23
                             -------------------------------------------------------------------------------------------------------
                                         -       (0.10)       15.63       (13.3)     5,182.8         1.20        1.35        37.13
                             -------------------------------------------------------------------------------------------------------
                                         -       (0.07)       18.15        (6.7)     5,289.6         1.21        0.82        50.67
                             -------------------------------------------------------------------------------------------------------
                                    (3.55)       (3.55)       19.53       (24.7)     3,907.1         1.22        0.45        72.01
                             -------------------------------------------------------------------------------------------------------
                                    (0.54)       (0.56)       30.16         65.6     3,734.8         1.27      (0.10)        99.02
                             -------------------------------------------------------------------------------------------------------
                                    (0.24)       (0.28)       18.67         17.4       943.9         1.38        0.59        79.41
                             -------------------------------------------------------------------------------------------------------

                             -------------------------------------------------------------------------------------------------------
Institutional Shares                    $-      $(0.21)      $20.15        22.6%    $3,848.5        1.00%     (0.02)%       31.69%
                             -------------------------------------------------------------------------------------------------------
                                         -            -       16.63          5.9     3,354.7      1.00(6)     0.73(6)        15.23
                             -------------------------------------------------------------------------------------------------------
                                         -       (0.13)       15.71       (13.1)     2,975.0         1.01        1.68        37.13
                             -------------------------------------------------------------------------------------------------------
                                         -       (0.10)       18.24        (6.5)     2,062.0         1.01        1.01        50.67
                             -------------------------------------------------------------------------------------------------------
                                    (3.55)       (3.55)       19.62       (24.5)     1,486.6         1.03        0.70        72.01
                             -------------------------------------------------------------------------------------------------------
                                    (0.54)       (0.60)       30.22         66.0     1,136.2         1.08        0.09        99.02
                             -------------------------------------------------------------------------------------------------------
                                    (0.24)       (0.29)       18.70         17.6       179.6         1.17        0.68        79.41
                             -------------------------------------------------------------------------------------------------------


INTERNATIONAL SMALL CAP FUND-------------------------------------------------------------------------------------------------------
Investor Shares                    $(0.49)      $(0.52)      $16.71        25.0%      $587.0        1.57%       0.45%       40.68%
                             -------------------------------------------------------------------------------------------------------
                                         -            -       13.84         14.5       391.3      1.68(6)     0.06(6)        13.28
                             -------------------------------------------------------------------------------------------------------
                                    (0.02)       (0.02)       12.10         15.5       238.6         1.77        0.28        62.79
                             -------------------------------------------------------------------------------------------------------
                                         -            -       10.50          5.0        74.5         2.39      (0.02)        25.14
                             -------------------------------------------------------------------------------------------------------


INTERNATIONAL VALUE FUND    -------------------------------------------------------------------------------------------------------
Investor Shares                    $(0.30)      $(0.39)      $17.62        26.2%      $108.4        1.84%     (0.30)%       11.75%
                             -------------------------------------------------------------------------------------------------------
                                         -            -       14.32         10.1        23.6      2.00(6)     0.46(6)         9.30
                             -------------------------------------------------------------------------------------------------------
                                         -            -       13.01         30.1        16.3      2.45(6)     1.14(6)        17.42
                             -------------------------------------------------------------------------------------------------------


(7) For the period from commencement of operations (December 21, 2001) through June 30, 2002.
(8) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
(9) For the period from commencement of operations (September 23, 2002) through June 30, 2003.

    The accompanying notes are an integral part of the financial statements.

                                                                        57
                                                                   ------------
                                                                    FIFTY-SEVEN

ARTISAN FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued) - For a share outstanding throughout each period

                                                                          NET         TOTAL
                                              NET ASSET       NET     REALIZED AND    INCOME    DIVIDENDS
                                   YEAR OR      VALUE     INVESTMENT   UNREALIZED  (LOSS) FROM   FROM NET
                                   PERIOD     BEGINNING     INCOME    GAIN (LOSS)   INVESTMENT  INVESTMENT
                                    ENDED     OF PERIOD     (LOSS)   ON INVESTMENTS OPERATIONS    INCOME
                            ==============================================================================
MID CAP FUND                ------------------------------------------------------------------------------
Investor Shares                 3/31/04(3)       $23.11  $(0.10)(4)       $ 4.07      $ 3.97          $ -
                            ------------------------------------------------------------------------------
                                9/30/03(5)        21.81   (0.05)(4)         1.35        1.30            -
                            ------------------------------------------------------------------------------
                                   6/30/03        22.13   (0.11)(4)    (0.21)(6)      (0.32)            -
                            ------------------------------------------------------------------------------
                                   6/30/02        26.43   (0.19)(4)       (4.11)      (4.30)            -
                            ------------------------------------------------------------------------------
                                   6/30/01        27.57   (0.13)(4)      0.02(6)      (0.11)            -
                            ------------------------------------------------------------------------------
                                   6/30/00        16.67   (0.18)(4)        11.91       11.73            -
                            ------------------------------------------------------------------------------
                                   6/30/99        13.69   (0.16)(4)         4.41        4.25            -
                            ------------------------------------------------------------------------------

                            ------------------------------------------------------------------------------
Institutional Shares            3/31/04(3)       $23.28  $(0.07)(4)       $ 4.10      $ 4.03          $ -
                            ------------------------------------------------------------------------------
                                9/30/03(5)        21.96   (0.03)(4)         1.35        1.32            -
                            ------------------------------------------------------------------------------
                                   6/30/03        22.24   (0.07)(4)    (0.21)(6)      (0.28)            -
                            ------------------------------------------------------------------------------
                                   6/30/02        26.48   (0.13)(4)       (4.11)      (4.24)            -
                            ------------------------------------------------------------------------------
                                   6/30/01        27.57   (0.08)(4)      0.02(6)      (0.06)            -
                            ------------------------------------------------------------------------------


MID CAP VALUE FUND          ------------------------------------------------------------------------------
Investor Shares                 3/31/04(3)       $12.22   $ 0.01(4)       $ 2.72      $ 2.73          $ -
                            ------------------------------------------------------------------------------
                                9/30/03(5)        11.64   (0.01)(4)         0.59        0.58            -
                            ------------------------------------------------------------------------------
                                   6/30/03        10.82   (0.03)(4)         0.85        0.82            -
                            ------------------------------------------------------------------------------
                                   6/30/02        11.18   (0.09)(4)       (0.19)      (0.28)            -
                            ------------------------------------------------------------------------------
                                6/30/01(7)        10.00   (0.01)(4)         1.19        1.18            -
                            ------------------------------------------------------------------------------


SMALL CAP FUND              ------------------------------------------------------------------------------
Investor Shares                 3/31/04(3)       $12.53  $(0.06)(4)       $ 2.70      $ 2.64          $ -
                            ------------------------------------------------------------------------------
                                9/30/03(5)        11.90   (0.04)(4)         0.67        0.63            -
                            ------------------------------------------------------------------------------
                                   6/30/03        11.99   (0.10)(4)      0.07(6)      (0.03)            -
                            ------------------------------------------------------------------------------
                                   6/30/02        13.99   (0.13)(4)       (1.81)      (1.94)            -
                            ------------------------------------------------------------------------------
                                   6/30/01        14.69   (0.09)(4)      0.05(6)      (0.04)            -
                            ------------------------------------------------------------------------------
                                   6/30/00        11.09   (0.10)(4)         3.70        3.60            -
                            ------------------------------------------------------------------------------
                                   6/30/99        14.66      (0.08)       (2.53)      (2.61)            -
                            ------------------------------------------------------------------------------


SMALL CAP VALUE FUND        ------------------------------------------------------------------------------
Investor Shares                 3/31/04(3)       $13.67  $  - (4)(8)      $ 3.21      $ 3.21          $ -
                            ------------------------------------------------------------------------------
                                9/30/03(5)        13.15   (0.01)(4)         0.53        0.52            -
                            ------------------------------------------------------------------------------
                                   6/30/03        13.48   (0.03)(4)         0.20        0.17            -
                            ------------------------------------------------------------------------------
                                   6/30/02        13.05   (0.01)(4)         1.16        1.15       (0.01)
                            ------------------------------------------------------------------------------
                                   6/30/01        10.63     0.05(4)         2.91        2.96       (0.05)
                            ------------------------------------------------------------------------------
                                   6/30/00        10.59     0.06(4)         0.36        0.42       (0.03)
                            ------------------------------------------------------------------------------
                                   6/30/99        11.37      (0.03)    (0.21)(6)      (0.24)            -
                            ------------------------------------------------------------------------------

(1)  Periods less than 12 months (where applicable) are not annualized.
(2)  Periods less than 12 months (where applicable) are annualized.
(3)  For the period from October 1, 2003 to March 31, 2004. Unaudited.
(4)  Computed based on average shares outstanding.
(5) For the period from July 1, 2003 to September 30, 2003. The Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(6) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
(7) For the period from commencement of operations (March 28, 2001) through June 30, 2001.
(8)  Less than $0.01.

     58
-----------
FIFTY-EIGHT


                                                                                                RATIO OF   RATIO OF NET
                                DISTRIBUTIONS   TOTAL      NET ASSET               NET ASSETS   EXPENSES    INVESTMENT
                                  FROM NET    DIVIDENDS      VALUE                   END OF    TO AVERAGE  INCOME (LOSS) PORTFOLIO
                                  REALIZED       AND          END        TOTAL       PERIOD        NET      TO AVERAGE    TURNOVER
                                    GAINS   DISTRIBUTIONS  OF PERIOD   RETURN(1)   (MILLIONS)   ASSETS(2)  NET ASSETS(2)  RATE(1)
                             =======================================================================================================
MID CAP FUND                -------------------------------------------------------------------------------------------------------
Investor Shares                         $-           $-      $27.08        17.1%    $3,617.0        1.17%     (0.76)%       57.36%
                             -------------------------------------------------------------------------------------------------------
                                         -            -       23.11          6.0     2,583.2      1.20(9)   (0.81)(9)        26.52
                             -------------------------------------------------------------------------------------------------------
                                         -            -       21.81        (1.4)     2,286.6         1.20      (0.56)       102.85
                             -------------------------------------------------------------------------------------------------------
                                         -            -       22.13       (16.3)     1,855.5         1.22      (0.77)       121.14
                             -------------------------------------------------------------------------------------------------------
                                    (1.03)       (1.03)       26.43        (0.6)     1,333.6         1.31      (0.52)       153.95
                             -------------------------------------------------------------------------------------------------------
                                    (0.83)       (0.83)       27.57         72.9       225.0         1.40      (0.79)       245.69
                             -------------------------------------------------------------------------------------------------------
                                    (1.27)       (1.27)       16.67         35.8        43.3      2.00(9)   (1.13)(9)       202.84
                             -------------------------------------------------------------------------------------------------------

                             -------------------------------------------------------------------------------------------------------
Institutional Shares                    $-           $-      $27.31        17.3%    $1,109.3        0.96%     (0.55)%       57.36%
                             -------------------------------------------------------------------------------------------------------
                                         -            -       23.28          6.1       929.6      0.98(9)   (0.59)(9)        26.52
                             -------------------------------------------------------------------------------------------------------
                                         -            -       21.96        (1.3)       829.0         1.00      (0.36)       102.85
                             -------------------------------------------------------------------------------------------------------
                                         -            -       22.24       (16.0)       449.8         1.02      (0.56)       121.14
                             -------------------------------------------------------------------------------------------------------
                                    (1.03)       (1.03)       26.48        (0.4)       212.2         1.08      (0.29)       153.95
                             -------------------------------------------------------------------------------------------------------


MID CAP VALUE FUND          -------------------------------------------------------------------------------------------------------
Investor Shares                    $(0.24)      $(0.24)      $14.71        22.6%      $132.0        1.42%       0.21%       22.56%
                             -------------------------------------------------------------------------------------------------------
                                         -            -       12.22          5.0        77.4      1.59(9)   (0.31)(9)        11.90
                             -------------------------------------------------------------------------------------------------------
                                         -            -       11.64          7.6        64.5         1.78      (0.34)        45.55
                             -------------------------------------------------------------------------------------------------------
                                    (0.08)       (0.08)       10.82        (2.4)        22.0      1.95(9)   (0.82)(9)       167.70
                             -------------------------------------------------------------------------------------------------------
                                         -            -       11.18         11.8        13.2      1.84(9)   (0.52)(9)        40.72
                             -------------------------------------------------------------------------------------------------------


SMALL CAP FUND              -------------------------------------------------------------------------------------------------------
Investor Shares                         $-           $-      $15.17        21.1%      $166.9        1.28%     (0.86)%       60.59%
                             -------------------------------------------------------------------------------------------------------
                                         -            -       12.53          5.3       127.9      1.44(9)   (1.16)(9)        30.18
                             -------------------------------------------------------------------------------------------------------
                                    (0.06)       (0.06)       11.90        (0.1)       116.0         1.39      (0.98)       127.41
                             -------------------------------------------------------------------------------------------------------
                                    (0.06)       (0.06)       11.99       (13.9)       131.9         1.31      (1.00)       139.72
                             -------------------------------------------------------------------------------------------------------
                                    (0.66)       (0.66)       13.99          0.1       145.4         1.34      (0.68)       147.13
                             -------------------------------------------------------------------------------------------------------
                                         -            -       14.69         32.5       185.4         1.35      (0.79)       193.76
                             -------------------------------------------------------------------------------------------------------
                                    (0.96)       (0.96)       11.09       (17.0)       174.6         1.37      (0.67)       155.38
                             -------------------------------------------------------------------------------------------------------


SMALL CAP VALUE FUND        -------------------------------------------------------------------------------------------------------
Investor Shares                    $(0.20)      $(0.20)      $16.68        23.7%    $1,071.3        1.17%       0.02%       17.77%
                             -------------------------------------------------------------------------------------------------------
                                         -            -       13.67          4.0       775.2      1.20(9)   (0.40)(9)        12.20
                             -------------------------------------------------------------------------------------------------------
                                    (0.50)       (0.50)       13.15          1.9       702.5         1.21      (0.21)        49.57
                             -------------------------------------------------------------------------------------------------------
                                    (0.71)       (0.72)       13.48          9.7       623.5         1.20      (0.10)        33.59
                             -------------------------------------------------------------------------------------------------------
                                    (0.49)       (0.54)       13.05         28.8       460.3         1.20        0.45        40.77
                             -------------------------------------------------------------------------------------------------------
                                    (0.35)       (0.38)       10.63          4.2       261.7         1.35        0.60        38.19
                             -------------------------------------------------------------------------------------------------------
                                    (0.54)       (0.54)       10.59        (1.0)        77.8         1.66      (0.45)        49.29
                             -------------------------------------------------------------------------------------------------------


(9) The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses waived or paid by the Adviser. Absent expenses waived or paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been as follows (periods less than 12 months, where applicable, are annualized):


                                                                   RATIO OF NET
                                                      RATIO OF      INVESTMENT
                                          YEAR OR    EXPENSES TO   INCOME (LOSS)
                                          PERIOD       AVERAGE      TO AVERAGE
FUND                                       ENDED     NET ASSETS     NET ASSETS

Mid Cap Investor Shares                  9/30/03        1.20%        (0.81)%
                                         6/30/99         2.12         (1.25)
Mid Cap Institutional Shares             9/30/03         0.98         (0.59)
Mid Cap Value Investor Shares            9/30/03         1.63         (0.35)
                                         6/30/02         2.53         (1.40)
                                         6/30/01         5.17         (3.84)
Small Cap Investor Shares                9/30/03         1.46         (1.18)
Small Cap Value Investor Shares          9/30/03         1.20         (0.41)

    The accompanying notes are an integral part of the financial statements.

                                                                          59
                                                                      ----------
                                                                      FIFTY-NINE

ARTISAN FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - March 31, 2004 (Unaudited)

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of seven open-end, diversified mutual funds (each a "Fund" and collectively the "Funds"):

FUND NAME                                                         INCEPTION DATE
--------------------------------------------------------------------------------
Artisan International Fund
("International Fund" or "International")                      December 28, 1995
--------------------------------------------------------------------------------
Artisan International Small Cap Fund
("International Small Cap Fund" or "International Small Cap")  December 21, 2001
--------------------------------------------------------------------------------
Artisan International Value Fund
("International Value Fund" or "International Value")         September 23, 2002
--------------------------------------------------------------------------------
Artisan Mid Cap Fund ("Mid Cap Fund" or "Mid Cap")                 June 27, 1997
--------------------------------------------------------------------------------
Artisan Mid Cap Value Fund
("Mid Cap Value Fund" or "Mid Cap Value")                         March 28, 2001
--------------------------------------------------------------------------------
Artisan Small Cap Fund ("Small Cap Fund" or "Small Cap")          March 28, 1995
--------------------------------------------------------------------------------
Artisan Small Cap Value Fund
("Small Cap Value Fund" or "Small Cap Value")                 September 29, 1997
--------------------------------------------------------------------------------

     Each Fund's investment objective is to seek long-term capital growth. Each Fund offers shares of capital stock of the class designated Investor Shares. International Fund and Mid Cap Fund began offering a second class of capital shares, Institutional Shares, effective July 1, 1997 and July 1, 2000, respectively. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

     Each class of the Funds has an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the United States of America.

     (a) Security valuation - The net asset value ("NAV") of the shares of each Fund was determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (usually 3:00 p.m., Central time, but sometimes earlier) each day the NYSE was open for regular session trading. NAV was determined by dividing the value of each Fund's securities and other assets, less its liabilities, by the number of outstanding shares of that Fund.

          In determining NAV, each equity security traded on a securities exchange was valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the "principal exchange"), or lacking any current reported sale on the principal exchange at the time of valuation, at the most recent bid quotation on the principal exchange, except that securities listed on the London Stock Exchange were valued at the London Stock Exchange official closing price, or lacking an official closing price, at the last current sales price as of the time of valuation on the London Stock Exchange, or if neither the official closing price nor a last current sales price was available, at the mean of the most recent bid and asked quotations as of the time of valuation, and each security traded in the Nasdaq Stock Market ("Nasdaq") was valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price as of the time of valuation on Nasdaq, or lacking any current reported sale on Nasdaq at the time of valuation, at the most recent bid quotation on Nasdaq. Short-term investments maturing within sixty days of the valuation date were valued at amortized cost, which approximates market.

          Securities for which prices were not readily available were valued by a valuation committee at a fair value determined in good faith under consistently applied procedures established by and under the general

  60
-------
 SIXTY

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

          supervision of the Board of Directors. A price was considered not to be readily available if, among other things, the valuation committee believed that the price determined as described in the preceding paragraph did not reflect a fair value of the security.

          International Fund, International Small Cap Fund and International Value Fund generally invest a significant portion (and perhaps as much as substantially all of their total assets) in securities traded on a principal exchange outside the United States ("non-U.S. securities") and each of the other Funds has the ability to invest in non-U.S. securities (although they did not do so during the period). The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Funds do not calculate their NAVs, and sometimes are not open on days when the Funds do calculate their NAVs. Even on days on which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the Funds calculate their NAVs.

          The Artisan Funds valuation committee concluded that a price determined under the Funds' valuation procedures was not readily available if, among other things, the valuation committee believed that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the determination of NAV ("subsequent events"). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the local market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), or a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations world-wide). Artisan Funds monitored for subsequent events using several tools, including reviewing changes in the values of certain U.S. market indexes and a statistical model used by the Funds to make broad projections of NAV fluctuation based on changes in certain U.S. market indexes and securities prices weighted to reflect each Fund's geographic weightings. A movement of more than a designated magnitude by any of these tools resulted in a meeting of the Artisan Funds valuation committee, which considered whether a subsequent event had occurred and whether local market closing prices continued to represent fair values for potentially affected non-U.S. securities.

     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to i) comply with all provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemption of Fund shares as part of the dividends paid deduction.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          International Fund, International Small Cap Fund and International Value Fund may enter into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. International Fund, International Small Cap Fund and International Value Fund could be exposed to loss if the counterparties fail to perform under these contracts.

                                                                          61
                                                                      ----------
                                                                      SIXTY-ONE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

     (e) Repurchase agreements - Each Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (the "Adviser") has determined are creditworthy pursuant to criteria adopted by the Funds' Board of Directors. Repurchase agreements are recorded at cost and are collateralized in an amount greater than or equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss.

     (f) Securities lending - Each Fund may enter into securities lending transactions with borrowers approved by the Funds' Board of Directors. Income from securities lending transactions is included in Other income on the Statement of Operations. International Fund earned income from securities lending transactions as follows:

                                  PERIOD ENDED   PERIOD ENDED    YEAR ENDED
                                    3/31/04        9/30/03        6/30/03
          ----------------------------------------------------------------------
          International Fund        $113,385       $185,160      $2,995,772

          As of March 31, 2004 there were no securities on loan. Each Fund's risks in entering into securities lending arrangements are that the borrower may not provide additional collateral when required, return the securities when due, or, if the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent.

     (g) Commission recapture - Each of the Artisan Funds may direct portfolio trades, subject to obtaining best price and execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the applicable Fund as cash payments and are included in Other income on the Statements of Operations as follows:

                                            PERIOD ENDED        PERIOD ENDED
          FUND                                3/31/04             9/30/03
          ----------------------------------------------------------------------
          International                      $1,709,236          $ 226,962
          International Small Cap                69,303                  -
          International Value                    13,115                  -
          Mid Cap                               376,769                  -
          Mid Cap Value                               -              7,032
          Small Cap                              11,519                  -
          Small Cap Value                        67,190              9,039

     (h) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (i) Indemnifications - In the normal course of business, the Funds enter into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds' maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement.

     (j) Other - Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Expenses attributable to the Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

    62
----------
SIXTY-TWO

          The character of income and net realized gains and losses may differ for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts.

          International Small Cap Fund and International Value Fund generally impose a 2% redemption fee on shares held 90 days or less. These redemption fees are recorded as a reduction in the cost of shares redeemed.

(3)  TRANSACTIONS WITH AFFILIATES:
     The Adviser, with which the officers and certain directors of Artisan Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund (with the exception of International Small Cap Fund) pays a monthly management fee to the Adviser as follows:

     Average Daily Net Assets               Annual Rate
     ------------------------               -----------
     Less than $500 million                    1.000%
     $500 million to $750 million              0.975
     $750 million to $1 billion                0.950
     Greater than $1 billion                   0.925

     International Small Cap Fund pays a monthly management fee to the Adviser at an annual rate of 1.250% of average daily net assets.

     Shares of Artisan Funds are offered for sale by Artisan Distributors LLC ("Distributors"). Distributors is wholly-owned by the Adviser. All distribution expenses relating to the Funds are paid by the Adviser.

     Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has voluntarily undertaken to waive or reimburse International Value Fund for any ordinary operating expenses in excess of 2.00% of average daily net assets annually. For the periods ended March 31, 2004 and September 30, 2003 and year ended June 30, 2003, these waivers and reimbursements totaled $0, $39,758 and $124,348, respectively.

     During the period ended September 30, 2003, the Adviser agreed to reimburse expenses related to the change in the Funds' fiscal year from June 30 to September 30. These reimbursements are reflected in the Statements of Operations for the period ended September 30, 2003.

     Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer of $60,000, plus a fee for each board or committee meeting attended (other than a committee meeting held on the same day as a board meeting) of $3,000 for an in-person meeting and $500 for a telephonic meeting as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, each chairman of a board committee who is a non-interested director and each non-interested director performing services deemed by the board to be substantially equivalent to those of a committee chair receives a supplemental annual retainer of $5,000. These fees are generally allocated to each Fund in proportion to the Funds' net assets.

(4)  ORGANIZATIONAL COSTS:
     Organizational costs incurred prior to July 1, 1998 are amortized over sixty months. These expenses were paid by the Adviser and have been reimbursed by the Funds over the same time period.

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 10% of its total assets (after giving effect to the loan) or (ii) the maximum amount the Fund may borrow under the Investment Company Act, the

                                                                        63
                                                                   ------------
                                                                    SIXTY-THREE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

     limitations included in the Fund's prospectus, or any limit or restriction under any law or regulation to which the Fund is subject or any agreement to which the Fund or Artisan Funds is a party; provided that the aggregate borrowings by all Funds may not exceed $100 million. Artisan Funds pays a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal Funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were minimal borrowings under the line of credit during the period ended March 31, 2004 and the year ended June 30, 2003. There were no borrowings under the line of credit during the period ended September 30, 2003.

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the period ended March 31, 2004 were as follows:

     FUND                         SECURITY PURCHASES    SECURITY SALES
     ----------------------------------------------------------------------
     International                  $3,020,474,794      $3,573,910,335
     ----------------------------------------------------------------------
     International Small Cap           296,876,877         203,213,688
     ----------------------------------------------------------------------
     International Value                73,100,815           6,042,092
     ----------------------------------------------------------------------
     Mid Cap                         2,853,142,732       2,344,346,665
     ----------------------------------------------------------------------
     Mid Cap Value                      53,683,282          21,854,872
     ----------------------------------------------------------------------
     Small Cap                         101,853,779          86,416,902
     ----------------------------------------------------------------------
     Small Cap Value                   265,588,549         158,253,583
     ----------------------------------------------------------------------

(7)  TRANSACTIONS IN SECURITIES OF AFFILIATES:
     If one or more of the Funds owns, in the aggregate, 5% or more of the outstanding voting securities of a portfolio company, that company is deemed to be an affiliate of the Funds under the Investment Company Act of 1940. During the period ended March 31, 2004, the Funds held securities of affiliates or purchased and sold securities of affiliates in open market transactions and received dividends from affiliates as summarized below:


                                                                                                                   3/31/04
                                        SHARE                                                             -------------------------
                                       BALANCE      PURCHASE       SALES       REALIZED      DIVIDEND       SHARE
FUND           SECURITY                9/30/03        COST          COST      GAIN/(LOSS)     INCOME       BALANCE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL  Clariant AG            8,999,193    $5,521,021   $18,846,723 $(7,923,084)            $-     8,590,222  $121,337,521
------------------------------------------------------------------------------------------------------------------------------------
               Imperial Chemical
               Industries PLC        59,764,246             -    55,995,084 (17,624,550)     3,064,723    48,099,946   199,846,558
------------------------------------------------------------------------------------------------------------------------------------
               Rhodia S.A.(1)         9,177,312             -    30,717,066 (20,866,332)             -     6,353,129    19,758,251
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL  Banco Latinoamericano  1,458,614       494,576             -            -       148,991     1,489,914    27,116,435
SMALL CAP      de Exportaciones,
               S.A., E Shares
------------------------------------------------------------------------------------------------------------------------------------
               Clariant AG              265,600       502,646             -            -             -       300,600     4,245,997
------------------------------------------------------------------------------------------------------------------------------------
               Fine Tec Corporation(2)        -     5,538,782             -            -             -     1,073,500     4,887,845
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP      National Dentex          189,900       728,857             -            -             -       224,500     6,106,400
VALUE          Corporation(3)
------------------------------------------------------------------------------------------------------------------------------------
               PICO Holdings, Inc.(2)(3)550,800     1,487,525             -            -             -       647,900    10,644,997
------------------------------------------------------------------------------------------------------------------------------------
               Stewart Information
               Services Corporation(2)  737,600     5,156,139       432,970       11,901       381,846       880,600    34,607,580
------------------------------------------------------------------------------------------------------------------------------------

(1)  Issuer was no longer an affiliate as of March 31, 2004.
(2)  Issuer was not an affiliate as of September 30, 2003.
(3)  Non-income producing security.

    64
----------
SIXTY-FOUR

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

(8)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

                                                                                                                9/30/03
                                                        GROSS           GROSS      NET APPRECIATION ------------------------------
                                       COST OF       UNREALIZED       UNREALIZED    (DEPRECIATION)   UNDISTRIBUTED   UNDISTRIBUTED
     FUND                            INVESTMENTS    APPRECIATION     DEPRECIATION   ON INVESTMENTS  ORDINARY INCOME LONG-TERM GAIN
     -------------------------------------------------------------------------------------------------------------------------------
     International                $8,529,485,226   $1,952,994,094  $(292,400,114)  $1,660,593,980    $101,850,701              $ -
     -------------------------------------------------------------------------------------------------------------------------------
     International Small Cap         455,655,681      136,959,270     (6,284,982)     130,674,288       7,887,377          743,211
     -------------------------------------------------------------------------------------------------------------------------------
     International Value              95,548,247       12,260,591       (173,046)      12,087,545         828,246                -
     -------------------------------------------------------------------------------------------------------------------------------
     Mid Cap                       3,967,657,284      787,128,986    (34,556,084)     752,572,902               -                -
     -------------------------------------------------------------------------------------------------------------------------------
     Mid Cap Value                   105,924,245       25,853,256       (288,841)      25,564,415         430,440          237,214
     -------------------------------------------------------------------------------------------------------------------------------
     Small Cap                       137,564,065       30,675,979     (2,606,762)      28,069,217               -                -
     -------------------------------------------------------------------------------------------------------------------------------
     Small Cap Value                 790,199,154      281,778,238     (3,114,708)     278,663,530               -                -
     -------------------------------------------------------------------------------------------------------------------------------


     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax basis of dividends and long-term capital gain distributions paid during the period ended March 31, 2004 and year ended June 30, 2003, capital loss carryovers as of September 30, 2003 and capital loss carryovers utilized during the period ended September 30, 2003 are as follows:

                                                                                                                      PERIOD ENDED
                                 PERIOD ENDED 3/31/04         YEAR ENDED 6/30/03                   9/30/03               9/30/03
                         -----------------------------------------------------------------------------------------------------------
                               ORDINARY      LONG-TERM       ORDINARY      LONG-TERM     NET CAPITAL    CAPITAL LOSS   CAPITAL LOSS
                                INCOME      CAPITAL GAIN      INCOME      CAPITAL GAIN       LOSS        CARRYOVER      CARRYOVER
  FUND                        DIVIDENDS    DISTRIBUTIONS    DIVIDENDS    DISTRIBUTIONS  CARRYOVERS(1)    EXPIRATION      UTILIZED
  ---------------------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL             $101,887,241           $  -    $50,243,215           $  -   $116,228,014       2008               $  -
                                                                                         694,241,382       2009
                                                                                         384,841,928       2010
                                                                                         202,299,105       2011
  ---------------------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL SMALL CAP     12,868,473      3,959,034        236,073              -              -                             -
  ---------------------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL VALUE(2)         828,575              -              -              -              -                             -
  ---------------------------------------------------------------------------------------------------------------------------------
  MID CAP                              -              -              -              -    166,421,032       2009         11,589,556
                                                                                         333,252,323       2010
  ---------------------------------------------------------------------------------------------------------------------------------
  MID CAP VALUE                  920,430        679,381              -              -              -                       406,002
  ---------------------------------------------------------------------------------------------------------------------------------
  SMALL CAP                            -              -              -        629,095     13,948,829       2010                  -
                                                                                           3,601,756       2011
  ---------------------------------------------------------------------------------------------------------------------------------
  SMALL CAP VALUE              2,241,194      9,542,404      6,321,911     16,278,465      1,664,820       2010          7,210,055
  ---------------------------------------------------------------------------------------------------------------------------------


     (1) Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.
     (2)  Commencement of operations - September 23, 2002.

     There were no dividends or long-term capital gain distributions paid during the period ended September 30, 2003.

                                                                          65
                                                                      ----------
                                                                      SIXTY-FIVE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

(9)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Funds were as follows:


                                                                         INTERNATIONAL
                                                INTERNATIONAL              SMALL CAP
                                        ==============================  ===============
                                              Investor    Institutional     Investor
Period ended March 31, 2004                    Shares         Shares         Shares
======================================  ==============================  ===============
Proceeds from shares issued............. $1,729,934,735   $187,949,605    $142,007,008
Net asset value of shares issued
  in reinvestment of dividends
  and distributions  ...................     54,530,763     38,442,969      16,704,120
Cost of shares redeemed.................(2,119,420,366)  (422,639,866) (57,122,860)(1)
                                        ------------------------------  ----------------
Net increase (decrease) from fund
  share transactions ................... $(334,954,868) $(196,247,292)    $101,588,268
                                        ==============================  ===============


Shares sold.............................     93,240,540     10,027,709       9,369,244
Shares issued in reinvestment
  of dividends and distributions .......      3,107,166      2,183,019       1,141,772
Shares redeemed.........................  (115,461,161)   (22,912,943)     (3,650,961)
                                        ------------------------------  ----------------
Net increase (decrease)
  in capital shares ....................   (19,113,455)   (10,702,215)       6,860,055
                                        ==============================  ===============


                                                                         INTERNATIONAL
                                                INTERNATIONAL              SMALL CAP
                                        ==============================  ===============
                                              Investor    Institutional     Investor
Period ended September 30, 2003                Shares         Shares         Shares
======================================  ==============================  ===============
Proceeds from shares issued............. $1,653,682,408   $222,370,761    $118,234,351
Net asset value of shares issued
  in reinvestment of dividends
  and distributions  ...................              -              -               -
Cost of shares redeemed.................(1,607,024,622)   (24,062,048)  (7,725,918)(3)
                                        ------------------------------  ----------------
Net increase (decrease) from fund
  share transactions ...................   $ 46,657,786   $198,308,713    $110,508,433
                                        ==============================  ===============


Shares sold.............................    102,140,758     13,738,314       9,146,005
Shares issued in reinvestment
  of dividends and distributions .......              -              -               -
Shares redeemed.........................   (98,579,720)    (1,477,132)       (592,457)
                                        ------------------------------  ----------------
Net increase (decrease)
  in capital shares ....................      3,561,038     12,261,182       8,553,548
                                        ==============================  ===============


(1)  Net of redemption fees of $57,335.
(2)  Net of redemption fees of $2,307.
(3)  Net of redemption fees of $48,643.
(4)  Net of redemption fees of $509.

    66
----------
SIXTY-SIX


                                           INTERNATIONAL                                                                SMALL CAP
                                               VALUE                MID CAP             MID CAP VALUE    SMALL CAP        VALUE
                                        ============================================================================================
                                              Investor       Investor    Institutional     Investor       Investor       Investor
Period ended March 31, 2004                    Shares         Shares         Shares         Shares         Shares         Shares
====================================================================================================================================
Proceeds from shares issued.............    $78,813,618 $1,000,175,050    $53,818,266    $44,142,437    $23,239,049   $198,052,265
Net asset value of shares issued
  in reinvestment of dividends
  and distributions  ...................        788,115              -              -      1,567,572              -     10,992,907
Cost of shares redeemed................. (3,760,960)(2)  (438,235,442)   (39,446,124)    (9,407,562)   (11,307,171)   (90,056,597)
                                        --------------------------------------------------------------------------------------------
Net increase (decrease) from fund
  share transactions ...................    $75,840,773   $561,939,608    $14,372,142    $36,302,447    $11,931,878   $118,988,575
                                        ============================================================================================


Shares sold.............................      4,677,017     38,636,194      2,175,557      3,203,775      1,584,631     12,522,986
Shares issued in reinvestment
  of dividends and distributions .......         52,262              -              -        121,706              -        747,307
Shares redeemed.........................      (224,817)   (16,838,970)    (1,481,484)      (686,864)      (787,003)    (5,716,249)
                                        --------------------------------------------------------------------------------------------
Net increase (decrease)
  in capital shares ....................      4,504,462     21,797,224        694,073      2,638,617        797,628      7,554,044
                                        ============================================================================================


                                           INTERNATIONAL                                                                SMALL CAP
                                               VALUE                MID CAP             MID CAP VALUE    SMALL CAP        VALUE
                                        ============================================================================================
                                              Investor       Investor    Institutional     Investor       Investor       Investor
Period ended September 30, 2003                Shares         Shares         Shares         Shares         Shares         Shares
====================================================================================================================================
Proceeds from shares issued.............     $5,774,285   $320,410,216    $56,462,660    $15,855,003    $10,625,353    $74,751,717
Net asset value of shares issued
  in reinvestment of dividends
  and distributions  ...................              -              -              -              -              -              -
Cost of shares redeemed.................   (341,232)(4)  (161,733,175)    (6,856,490)    (6,347,808)    (4,865,543)   (29,674,829)
                                        --------------------------------------------------------------------------------------------
Net increase (decrease) from fund
  share transactions ...................     $5,433,053   $158,677,041    $49,606,170     $9,507,195     $5,759,810    $45,076,888
                                        ============================================================================================


Shares sold.............................        421,672     13,957,902      2,468,566      1,323,657        839,721      5,442,976
Shares issued in reinvestment
  of dividends and distributions .......              -              -              -              -              -              -
Shares redeemed.........................       (25,017)    (7,041,572)      (296,096)      (529,220)      (385,700)    (2,163,557)
                                        --------------------------------------------------------------------------------------------
Net increase (decrease)
  in capital shares ....................        396,655      6,916,330      2,172,470        794,437        454,021      3,279,419
                                        ============================================================================================


                                                                        67
                                                                   ------------
                                                                    SIXTY-SEVEN

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

     Capital share transactions for the Funds were as follows:


                                                                         INTERNATIONAL
                                                INTERNATIONAL              SMALL CAP
                                        ==============================  ===============
                                              Investor    Institutional     Investor
Period ended June 30, 2003                     Shares         Shares         Shares
======================================  ==============================  ===============
Proceeds from shares issued.............$ 6,609,449,427 $1,265,372,555    $156,597,326
Net asset value of shares issued
  in reinvestment of dividends
  and distributions  ...................     29,416,168     16,663,234         233,838
Cost of shares redeemed.................(6,063,741,583)  (141,139,765) (24,518,197)(1)
                                        ------------------------------  ----------------
Net increase (decrease) from fund
  share transactions ................... $  575,124,012 $1,140,896,024    $132,312,967
                                        ==============================  ===============


Shares sold.............................    448,720,763     84,658,208      15,036,137
Shares issued in reinvestment
  of dividends and distributions .......      1,986,215      1,121,348          24,615
Shares redeemed.........................  (410,530,756)    (9,434,864)     (2,445,304)
                                        ------------------------------  ----------------
Net increase (decrease)
  in capital shares ....................     40,176,222     76,344,692      12,615,448
                                        ==============================  ===============

(1)  Net of redemption fees of $76,057.
(2) For the period from commencement of operations (September 23, 2002) to June 30, 2003.
(3)  Net of redemption fees of $578.

(10) CHANGE IN INDEPENDENT AUDITORS
     The Board of Directors and the audit committee of the Board of Directors recommended and approved Ernst & Young LLP as the Funds' independent auditors on August 26, 2003. PricewaterhouseCoopers LLP previously served as the Funds' independent auditors. There were no disagreements with the previous independent auditors and an unqualified opinion was issued on the June 30, 2003 financial statements of Artisan Funds.

(11) LITIGATION
     Artisan Funds and the Adviser are defendants in a lawsuit that seeks certification of a plaintiff class consisting of all persons in the United States who held shares in International Fund for a period of more than 14 days during the five years prior to the filing of the lawsuit. The suit seeks compensatory and punitive damages, as well as interest, costs and attorney's fees. The lawsuit alleges, in summary, that Artisan Funds and the Adviser exposed long-term International Fund shareholders to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of International Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's NAV; (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; (c) allowing portfolio valuation and share policies and procedures that benefited market timers at the expense of long-term shareholders; and (d) failing to know and implement applicable rules and regulations concerning the calculation of NAV. Artisan Funds and the Adviser intend to defend the lawsuit vigorously. Artisan Funds does not believe that the pending action will have a material affect on the financial statements of any Fund.
    68
-----------
SIXTY-EIGHT


                                           INTERNATIONAL                                                                SMALL CAP
                                               VALUE                MID CAP             MID CAP VALUE    SMALL CAP        VALUE
                                        ============================================================================================
                                              Investor       Investor    Institutional     Investor       Investor       Investor
Period ended June 30, 2003                     Shares         Shares         Shares         Shares         Shares         Shares
====================================================================================================================================
Proceeds from shares issued.............    $14,046,764 $1,165,389,769   $364,499,717  $  48,987,982   $ 53,637,048  $ 218,256,845
Net asset value of shares issued
  in reinvestment of dividends
  and distributions  ...................              -              -              -              -        615,881     21,684,627
Cost of shares redeemed.................   (266,341)(3)  (740,991,149)   (18,264,478)   (12,530,971)   (66,435,862)  (153,690,612)
                                        --------------------------------------------------------------------------------------------
Net increase (decrease) from fund
  share transactions ...................    $13,780,423  $ 424,398,620   $346,235,239    $36,457,011  $(12,182,933)   $ 86,250,860
                                        ============================================================================================


Shares sold.............................      1,275,274     58,902,392     18,444,267      4,746,201      5,277,657     18,453,943
Shares issued in reinvestment
  of dividends and distributions .......              -              -              -              -         62,909      1,946,555
Shares redeemed.........................       (23,302)   (37,879,947)      (921,013)    (1,238,891)    (6,597,238)   (13,245,797)
                                        --------------------------------------------------------------------------------------------
Net increase (decrease)
  in capital shares ....................      1,251,972     21,022,445     17,523,254      3,507,310    (1,256,672)      7,154,701
                                        ============================================================================================


                                                                        69
                                                                    ----------
                                                                    SIXTY-NINE

----PROXY VOTING POLICIES AND PROCEDURES----------------------------------------

You may obtain a description of the Artisan Funds' proxy voting policies and procedures, without charge, upon request by calling 800.344.1770. That information also is included in Artisan Funds' statement of additional information, which is available on the Securities and Exchange Commission's website at http://www.sec.gov.

----NOTES ON MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE------------------------

The discussions of each Fund included in this Semi-Annual Report include statistical information about the portfolios of each of the Artisan Funds. Except as otherwise noted, that information is as of March 31, 2004; it varies with changes in a Fund's portfolio investments. The performance information for each Fund relative to its benchmark index discussed in this Report was prepared by the Adviser using information reported by FactSet Databases. Artisan Funds may consider an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives more of its annual revenue from goods produced, sales made or services performed in that country than any other country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that Artisan Funds could deem a particular issuer to be from more than one country.

                      DEFINITIONS OF PORTFOLIO STATISTICS
MARKET CAPITALIZATION is the aggregate value of all a company's outstanding common stock. Market capitalization is calculated by FactSet using the price as of the most recent month-end multiplied by the number of shares outstanding as shown in the financial statements of the issuer. MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. MEDIAN PRICE/BOOK VALUE measures the median ratio of portfolio stock prices to each stock's book value of equity per share. WEIGHTED HARMONIC AVERAGE P/E measures the price/earnings ratio of the Fund, excluding negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year. MEDIAN P/E measures the median ratio of the portfolio stock prices to each stock's earnings. The earnings figures used are estimates for the current calendar year.

                            DESCRIPTIONS OF INDICES
Each Fund's performance is compared in this report to changes in at least two indices - a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are categorized by Lipper, Inc., an independent monitor of mutual fund performance, in the same general category as the Fund. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds' returns, the returns of each index, except each Lipper index, do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index.

    70
 --------
 SEVENTY

------------------------NOTES ON MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE----

The indices to which the Funds are compared are:

ARTISAN INTERNATIONAL, ARTISAN INTERNATIONAL SMALL CAP AND ARTISAN INTERNATIONAL VALUE FUNDS - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE/R INDEX (EAFE) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. EAFE's average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

ARTISAN INTERNATIONAL SMALL CAP FUND - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE/R SMALL CAP INDEX is a market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

ARTISAN INTERNATIONAL VALUE FUND - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE/R VALUE INDEX is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with lower price-to-book ratios.

ARTISAN MID CAP FUND - RUSSELL MIDCAP/R INDEX is a market-weighted index of about 800 medium-sized U.S. companies. The RUSSELL MIDCAP/R GROWTH INDEX is a market-weighted index of those medium-sized companies included in the Russell Midcap/R Index with higher price-to-book ratios and higher forecasted growth values.

ARTISAN MID CAP VALUE FUND - RUSSELL MIDCAP/R INDEX is a market-weighted index of about 800 medium-sized U.S. companies. The RUSSELL MIDCAP/R VALUE INDEX is a market-weighted index of those medium-sized companies included in the Russell Midcap/R Index with lower price-to-book ratios and lower forecasted growth values.

ARTISAN SMALL CAP FUND - RUSSELL 2000/R INDEX is a market-weighted index of about 2,000 small U.S. companies. RUSSELL 2000/R GROWTH INDEX is a market-weighted index of those small companies included in the Russell 2000/R Index with higher price-to-book ratios and higher forecasted growth values.

ARTISAN SMALL CAP VALUE FUND - RUSSELL 2000/R INDEX is a market-weighted index of about 2,000 small U.S. companies. The RUSSELL 2000/R VALUE INDEX is a market-weighted index of those small companies included in the Russell 2000/R Index with lower price-to-book ratios and lower forecasted growth values.

Each LIPPER INDEX, except the Lipper International Small-Cap Funds Index, reflects the net asset weighted returns of the 30 largest mutual funds tracked by Lipper in the category reflected in the name of the index. The Lipper International Small-Cap Funds Index reflects the net asset value weighted return of the ten largest international small-cap funds tracked by Lipper. Artisan International Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund are included in their respective Lipper indices.

                                   TRADEMARKS
Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.

                                                                        71
                                                                    -----------
                                                                    SEVENTY-ONE

[LOGO]
ARTISAN FUNDS

P.O. BOX 8412
BOSTON, MA 02266-8412
800.344.1770
WWW.ARTISANFUNDS.COM

                                                                 5/28/04 - A4060

                            ------------------------
                                     [LOGO]
                                    ARTISAN
                            ------------------------

                            ------------------------
                                  SEMI-ANNUAL
                                     REPORT

                                 MARCH 31, 2004
                            ------------------------

                                    ARTISAN
                               INTERNATIONAL FUND
                                  ------------
                              ARTISAN MID CAP FUND
                                  ------------
                              Institutional Shares

                            ------------------------



                              ARTISAN FUNDS, INC.
                              INSTITUTIONAL SHARES

-----------------------------------------------------------TABLE OF CONTENTS----

---------------------------------------
02   MANAGEMENT'S DISCUSSION
     OF FUND PERFORMANCE
---------------------------------------
02   Artisan International Fund
---------------------------------------
06   Artisan Mid Cap Fund
---------------------------------------
---------------------------------------
10   SCHEDULES OF INVESTMENTS
---------------------------------------
10   Artisan International Fund
---------------------------------------
12   Artisan Mid Cap Fund
---------------------------------------
---------------------------------------
15   STATEMENTS OF
     ASSETS & LIABILITIES
---------------------------------------
---------------------------------------
16   STATEMENTS OF OPERATIONS
---------------------------------------
---------------------------------------
17   STATEMENTS OF
     CHANGES IN NET ASSETS
---------------------------------------
---------------------------------------
18   FINANCIAL HIGHLIGHTS
---------------------------------------
---------------------------------------
20   NOTES TO FINANCIAL STATEMENTS
---------------------------------------
---------------------------------------
27   PROXY VOTING POLICIES
     AND PROCEDURES
---------------------------------------
---------------------------------------
27   NOTES ON
     MANAGEMENT'S DISCUSSION
     OF FUND PERFORMANCE
---------------------------------------
--------------------------------------------------------------------------------

ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the unaudited financial statements contained herein are provided for the general information of the shareholders of Artisan International Fund and Artisan Mid Cap Fund, Institutional Shares. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information on the Funds, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of March 31, 2004. That information and those views may change and the Funds disclaim any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

ARTISAN
INTERNATIONAL FUND
INSTITUTIONAL SHARES

----HIGHLIGHTS------------------------------------------------------------------

o During the six months ended March 31, 2004, Artisan International Fund outperformed the MSCI EAFE/R Index.

o Our stock selections in the technology sector and media industry were the primary reasons for our outperformance.

o The Swiss equity market trailed the broader average and our overweight position, compared to the MSCI EAFE/R Index, detracted from our relative returns.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to construct a portfolio of international growth companies of all market capitalizations. The investment team conducts its own fundamental analysis with particular emphasis on:

1) Well-managed companies focused on increasing shareholder value;
2) Sustainable growth prospects;
3) Reasonable valuations;
4) Dominant or increasing market shares or direct exposure to an identified theme.

----PERFORMANCE REVIEW----------------------------------------------------------

The halfway point of our fiscal year marked the end of a strong twelve months for stocks. The Fund returned almost 60% and outpaced its benchmark, the MSCI EAFE/R Index, and peers, as measured by the Lipper International Fund Index.

FUND STATISTICS
Net Assets.................................. $10.2 Bil.
Number of Holdings................................. 109
Weighted Avg. Market Cap.................... $26.8 Bil.
Weighted Avg. Growth Rate (3-5 yr)............... 10.8%
Weighted Harmonic Avg. P/E (2004E)............... 17.2X

Source: Factset/Artisan Partners. All statistics are as of 3/31/04.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (7/1/97 to 3/31/04)


[CHART APPEARS HERE]

         ARTISAN INTERNATIONAL FUND - INSTITUTIONAL SHARES ($19,331) MSCI EAFE/R Index ($11,428)
         Lipper International Funds Index ($12,372)

                                               ARTISAN
                                             INTERNATIONAL            Lipper
                                                FUND -     MSCI    International
                                            INSTITUTIONAL  EAFE/R     Funds
                                                 SHARES    Index      Index
                                                 ------    ------     ------
   7/1/97 (Inception of Institutional Shares)    10,000    10,000     10,000
                                                 10,166     9,930     10,192
                       12/97                      9,525     9,152      9,412
                                                 11,453    10,498     10,808
                                                 12,440    10,610     10,900
                                                 10,094     9,102      9,180
                       12/98                     12,621    10,982     10,604
                                                 14,045    11,135     10,740
                                                 14,632    11,418     11,336
                                                 15,375    11,919     11,718
                       12/99                     22,927    13,943     14,616
                                                 26,985    13,929     14,706
                                                 24,285    13,377     14,015
                                                 21,601    12,298     12,986
                       12/00                     20,544    11,968     12,464
                                                 17,917    10,324     10,838
                                                 18,329    10,188     10,902
                                                 15,768     8,789      9,272
                       12/01                     17,322     9,402     10,055
                                                 17,472     9,449     10,302
                                                 17,134     9,249     10,107
                                                 13,478     7,424      8,125
                       12/02                     14,077     7,903      8,665
                                                 12,096     7,254      7,902
                                                 14,892     8,652      9,460
                                                 15,764     9,355     10,207
                                                 18,218    10,953     11,784
                       3/04                      19,331    11,428     12,372


                  AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/04)
--------------------------------------------------------------------------------
                                                                   SINCE
FUND / INDEX                         1-YEAR         5-YEAR       INCEPTION
--------------------------------------------------------------------------------
Artisan International Fund            59.82%          6.60%       10.26%
--------------------------------------------------------------------------------
MSCI EAFE/R Index                     57.54           0.52         2.00
--------------------------------------------------------------------------------
Lipper International Funds Index      56.57           2.87         3.20
--------------------------------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE INFORMATION, CALL 800.399.1770. INTERNATIONAL FUND'S PERFORMANCE INFORMATION SHOWN DOES NOT REFLECT THE DEDUCTION OF A 2% REDEMPTION FEE ON SHARES HELD BY AN INVESTOR FOR 90 DAYS OR LESS AND, IF REFLECTED, THE FEE WOULD REDUCE THE PERFORMANCE QUOTED. THE REDEMPTION FEE WAS EFFECTIVE MAY 1, 2004. See page 27 for a description of each index.

  02
 ----
 TWO

--------------------------------------------------ARTISAN INTERNATIONAL FUND----

INVESTING ENVIRONMENT AND PERFORMANCE DISCUSSION
During the six months ended March 31, 2004, international equity markets continued to add to the gains that began roughly twelve months prior to the period end. Returns were supported by low interest rates around the globe, tax cuts in the U.S. and advancing earnings. Virtually every area of the market advanced, but the leaders were small-caps, many emerging markets and value-oriented stocks. The U.S. dollar weakened against a range of currencies, which enhanced absolute returns for domestic investors with securities denominated in those currencies. Late in the period, the Madrid terrorist attacks, uncertainty after the elections in Taiwan and continued tension in the Middle East caused some pause in the markets, but the reaction was not strong enough to erase the strength of the returns.

We benefited from the strength of our stock selection during the period. Leading contributors were our media selections, technology stocks and financials holdings. We were hurt by our exposure to certain consumer industries and our chemicals stocks. On a country basis, we added value to returns due to our investments in certain emerging markets and Japan, while our investments in Switzerland were a drag on results as the Swiss market did not perform as well as the broader average.

SECTOR REVIEW
The consumer sectors together remain our largest weighting relative to the MSCI EAFE/R Index, although we did trim our exposure. The media industry was a strong contributor to performance. However, relative to the benchmark, the returns of our clothing retailers, food retailers, food products and beverage companies detracted from those gains. The market favored other industries and a few of our larger positions were weak.

In the media industry, leading performers in the Fund were JCDecaux S.A., Promotora de Informaciones S.A. (Prisa) and ITV PLC. JCDecaux, the French outdoor advertising company, improved profitability by lowering spending and its success in doing so was affirmed by speculation of a possible merger of its outdoor operations with Viacom of the U.S. Prisa, a Spanish media company, benefited from solid sales growth and expanded profitability due to restructuring and cost cutting. British media company ITV was formed from the combination of the former Granada PLC and Carlton Communications PLC companies and began trading under the ITV name in February. We held both stocks prior to the merger and our combined position after the merger made ITV a Top 10 Holding.

Food retailer Tesco PLC, food products company Nestle S.A., and clothing retailer Marks & Spencer Group PLC underperformed relative to the benchmark. Tesco reported strong sales growth, but that was overshadowed by the unexpected announcement of an additional share issuance. Nestle reported solid sales growth and earnings, but it suffered from higher expectations. Marks & Spencer's share price weakened due to slower sales and certain supply chain issues.

Our investments in a few select industry-leading technology companies allowed us to add value in that area. The best individual performer was Telefonaktiebolaget LM Ericsson (Ericsson), a Swedish manufacturer of wireless communications equipment. Over the past two years, Ericsson has undergone a significant restructuring program and pushed through cost cutting goals ahead of expectations. This led to a strong increase in profitability. Samsung Electronics Co., Ltd. also posted a strong gain as overall handset shipment growth was robust and Europe emerged as one of the fastest growing areas for exports. Finally, Dutch semiconductor equipment manufacturer ASML Holding N.V. benefited from strong orders and improved profits.

Our financial stocks made a meaningful contribution to the Fund's return. One of the leaders was Japanese consumer finance company Promise Co. Ltd. It benefited from lower costs after a reduction in write-offs due to a decline in personal bankruptcies. In addition, the company announced a notable increase in the number of new customer loan accounts and sold its credit card business to focus more on the core loan business. A number of the Japanese banks we owned recorded meaningful gains. Two of the best performers were UFJ

                                    [PHOTO]
                                 MARK L. YOCKEY
                               Portfolio Manager


                                                                           03
                                                                         -----
                                                                         THREE

ARTISAN INTERNATIONAL FUND
Holdings, Inc. and The Bank of Yokohama Ltd. UFJ acquired a credit card company, which was an additional step in its efforts to focus on the retail business. Bank of Yokohama advanced as it cut costs and improved profit growth. Finally, German insurer Allianz AG, our largest holding, performed roughly in line with the financial sector return, but continued to improve the performance of many of its business units. The company further reduced its cross-shareholdings in other German financial companies and sold its stake in Beiersdorf, maker of Nivea products.

SECTOR DIVERSIFICATION

Sector               9/30/03  3/31/04 Sector                    9/30/03  3/31/04
--------------------------------------------------------------------------------
Consumer Discretionary  24.9%  24.2%  Information Technology         1.9%  6.7%
--------------------------------------------------------------------------------
Consumer Staples        16.5   11.9   Materials                      7.4   4.9
--------------------------------------------------------------------------------
Energy                   4.7    7.4   Telecommunication Services     7.9   9.0
--------------------------------------------------------------------------------
Financials              24.2   27.3   Utilities                      0.3   0.4
--------------------------------------------------------------------------------
Healthcare               6.9    3.0   Other assets less liabilities  1.9   1.1
--------------------------------------------------------------------------------
Industrials              3.4    4.1   TOTAL                        100.0%100.0%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 9/30/03 and 3/31/04, respectively.

Although oil and gas prices trended higher during the period, energy stocks in general trailed the market. We favored emerging market and smaller energy companies and our selections outpaced the sector return. The two best performers in the area were Russian oil company LUKOIL and Chinese oil refiner China Petroleum & Chemical Corporation (Sinopec). LUKOIL announced earnings in January, which indicated that profitability levels remained healthy due to solid production growth and cost reductions. Growth in China and its increased demand for commodities helped Sinopec.

In the chemicals industry, we were hurt by the performance of CIBA Specialty Chemicals AG and Rhodia S.A. CIBA recently announced the acquisition of a paper chemicals company that we thought aligned well with its own paper chemicals division. However, investors seemed to believe the price paid for the assets was excessive. Rhodia was pressured by financing and liquidity issues and, as of March 31, 2004, we started to move out of our position. Imperial Chemical Industries PLC offset some of the negative effect by disposing of its food ingredients unit in an ongoing restructuring effort.

COUNTRY & CURRENCY REVIEW
Our country allocations, all of which were driven by our security selection, contributed marginally to performance. Our overweight exposure to the underperforming Swiss market was an area of negative performance relative to the MSCI EAFE/R Index. However, many emerging markets outperformed the major markets and our exposure to those areas and the strength of gains in our Japanese holdings helped drive a strong relative result. Our security selection also contributed to our gains in excess of the MSCI EAFE/R Index.

Fund returns benefited from our exposure to currencies that appreciated relative to the U.S. dollar. When local currencies were converted back to U.S. dollars, at the depreciated level, the translation effect enhanced absolute returns. This effect was muted late in the period as the U.S. dollar appreciated marginally versus a group of currencies.

TOP 5 COUNTRY ALLOCATIONS
United Kingdom........ 18.3%
Japan................. 17.8
Germany............... 12.9
Switzerland........... 12.1
Spain.................. 5.4

As a percentage of total net assets as of 3/31/04.

    04
  -----
   FOUR

--------------------------------------------------ARTISAN INTERNATIONAL FUND----
FUND CHANGES
Within our sector and industry allocations, we reduced our consumer and healthcare exposure during the six months ended March 31, 2004. We used the proceeds to increase our allocations to energy, technology and financials. On a country level, we increased our Japanese exposure and reduced European exposure. The Far East has seen some of the world's highest growth rates. For the first time in years, it seemed to us that Japan might be on a sustainable path to an economic recovery, fueled in large part by the continued growth of the Chinese economy. Europe was behind the curve, with low, albeit improving, economic growth that was partly dampened by the strong euro and the Madrid terrorist attacks. Our weight in emerging markets was left basically unchanged, although we reduced our Mexican exposure. We sold a number of holdings when they reached our assessment of their full valuations, and others when we lost confidence in their investment prospects. We replaced them with potentially more promising stocks within our themes at what we consider to be more attractive valuations.

In the consumer areas, we sold Carrefour S.A., Next PLC and Wolters Kluwer N.V. and we pared our positions in other stocks. The relative performance of the consumer staples group served to reduce our weighting further. Among our healthcare holdings, we closed out our position in French pharmaceutical company Sanofi-Synthelabo S.A. because we did not believe that its attempt at a hostile takeover of its larger, slower growth competitor, Aventis, was a good use of capital. We sold Novartis AG because of the potential for slowing earnings growth and reduced profitability.

TOP 10 HOLDINGS

COMPANY NAME                                       COUNTRY               %
--------------------------------------------------------------------------------
Allianz AG                                         Germany              3.1%
--------------------------------------------------------------------------------
UBS AG                                             Switzerland          2.9
--------------------------------------------------------------------------------
ITV PLC                                            United Kingdom       2.8
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft AG      Germany              2.6
--------------------------------------------------------------------------------
Nestle S.A., Class B                               Switzerland          2.6
--------------------------------------------------------------------------------
Fortis                                             Netherlands          2.5
--------------------------------------------------------------------------------
Honda Motor Co. Ltd.                               Japan                2.5
--------------------------------------------------------------------------------
Compass Group PLC                                  United Kingdom       2.4
--------------------------------------------------------------------------------
Tesco PLC                                          United Kingdom       2.3
--------------------------------------------------------------------------------
Nikko Cordial Corp.                                Japan                2.3
--------------------------------------------------------------------------------
TOTAL                                                                  26.0%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 3/31/04. Top 10 Holdings are determined by security, not issuer. Securities of the same issuer are not aggregated.

The purchases of Italian oil services company Saipem S.p.A., Italian oil and gas exploration company ENI S.p.A. and small positions in Total S.A. and BP PLC increased our energy exposure. Samsung Electronics was the largest purchase in the technology sector. Our increase in Japan was a primary reason for the increase in our financials weight. Although we believed there was remaining risk in the Japanese financial industry, the overall improvement of the economic situation and the recovering stock market led us to initiate some positions in banks and consumer finance companies. The stocks added included: UFJ, Nomura Holdings, Inc., Bank of Yokohama, Sumitomo Mitsui Financial Group, Inc., Credit Saison Co. Ltd. and ORIX Corp. We invested slowly in Japan because deflation was still prevalent and Japan was continuing to deal with increasingly challenging demographics.

REGION ALLOCATION
Europe................ 67.2%
Asia/Pacific.......... 24.6
Latin America.......... 4.2
North America.......... 2.8
Middle East............ 0.1

As a percentage of total net assets as of 3/31/04.

                                                                          05
                                                                        -----
                                                                         FIVE

ARTISAN
MID CAP FUND
INSTITUTIONAL SHARES

----HIGHLIGHTS------------------------------------------------------------------

o During the six months ended March 31, 2004, Artisan Mid Cap Fund trailed the Russell Midcap/R and Russell Midcap/R Growth Indices.

o The technology and healthcare sectors were two of the leading contributors to Fund performance compared to both indices.

o  Our stocks in the producer durables sector underperformed both benchmarks.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to identify well-managed mid-sized companies whose growth and profit potential are not yet fully recognized by investors. Specifically, we spend most of our time answering three questions about a company before we will invest in it:

1) Does the company exhibit franchise characteristics?
2) Is the company positioned for long-term growth and at an early stage in its profit cycle?
3) Is the stock of the company trading at a reasonable discount to our estimate of its private market value?

----PERFORMANCE REVIEW----------------------------------------------------------

Since inception, Artisan Mid Cap Fund has outperformed the Russell Midcap/R Growth Index and under-performed the Russell Midcap/R Index.

FUND STATISTICS
Net Assets................................... $4.7 Bil.
Number of Holdings................................. 102
Median Market Cap............................ $5.8 Bil.
Weighted Avg. Market Cap..................... $8.5 Bil.
Weighted Avg. Growth Rate (3-5 yr)............... 17.2%
Weighted Harmonic Avg. P/E (2004E)............... 22.8X

Source: Factset/Artisan Partners. All statistics are as of 3/31/04.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (7/1/00 to 3/31/04)


[CHART APPEARS HERE]

         ARTISAN MID CAP FUND - INSTITUTIONAL SHARES ($10,270)
         Russell Midcap/R Growth Index ($6,824)
         Russell Midcap/R Index ($11,996)
         Lipper Mid-Cap Core Funds Index ($10,760)

                                            ARTISAN                     Lipper
                                            MID CAP   Russell           Mid-Cap
                                             FUND -   Midcap/R  Russell  Core
                                        INSTITUTIONAL Growth   Midcap/R  Funds
                                             SHARES    Index     Index   Index
                                             ------   ------    ------   ------
7/1/00 (Inception of Institutional Shares)   10,000   10,000    10,000   10,000
                                             11,114   10,252    10,681   10,378
                    12/00                    10,011    7,869    10,298    9,602
                                              8,871    5,895     9,217    8,502
                     6/01                     9,962    6,849    10,096    9,571
                                              7,732    4,945     8,293    7,737
                    12/01                     9,736    6,283     9,719    9,132
                                              9,537    6,172    10,131    9,469
                     6/02                     8,364    5,045     9,164    8,464
                                              6,856    4,179     7,548    7,079
                    12/02                     7,397    4,561     8,146    7,545
                                              7,164    4,561     7,953    7,258
                     6/02                     8,258    5,416     9,406    8,610
                                              8,759    5,804    10,011    9,114
                                              9,770    6,510    11,409   10,305
                     3/04                    10,270    6,824    11,996   10,760

                  AVERAGE ANNUAL TOTAL RETURNS (as of 3/31/04)
--------------------------------------------------------------------------------
                                                              SINCE
FUND / INDEX                              1-YEAR            INCEPTION
--------------------------------------------------------------------------------
Artisan Mid Cap Fund                       43.36%               0.71%
--------------------------------------------------------------------------------
Russell Midcap/R Growth Index              49.63               -9.69
--------------------------------------------------------------------------------
Russell Midcap/R Index                     50.83                4.97
--------------------------------------------------------------------------------
Lipper Mid-Cap Core Funds Index            48.25                1.97
--------------------------------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE INFORMATION, CALL 800.399.1770. See page 27 for a description of each index.

 06
----
 SIX

--------------------------------------------------------ARTISAN MID CAP FUND----

INVESTING ENVIRONMENT AND PERFORMANCE DISCUSSION
During the first half of the fiscal year, there were plenty of indications that the economy was in a sustained recovery and it showed in the GDP growth figures. It also became clear that consumers would not have to support growth any longer by themselves. Corporate earnings were strong and businesses started to spend. Manufacturing activity and industrial production were both very strong throughout the period. However, as of March 31, 2004, corporations had not begun hiring at a pace that would be consistent with the level of growth, which has left some uncertainties. The upcoming presidential election, the direction of domestic monetary and fiscal policy, the resurgence of terrorism and the prevalence of unstable geopolitical situations worldwide also created some questions. While our portfolio is always built from the bottom up, in a period in which the array of potential outcomes was quite wide, we were especially diligent in anticipating change and not allowing any single economic sector to dominate the portfolio.

SECTOR REVIEW
The largest contributors to Fund returns during the period were our holdings in the technology sector. Within the sector, our telecom equipment providers, Nortel Networks Corporation and Avaya Inc., and semiconductor companies, PMC-Sierra, Inc. and Xilinx, Inc., were among the best performers. During the period, Nortel Networks rose almost 45% after it signed a number of contracts anticipated to boost future earnings and we trimmed our position into the gain. Avaya also increased about 45%. It paid down a portion of its high interest debt, new product sales offset legacy product declines and order sizes increased. PMC and Xilinx have ties to the communication markets as suppliers of semiconductors. PMC, with its diverse sales mix, saw an increase in demand across all markets. We sold the stock into the share price strength. Xilinx appreciated due to growth of its market share in key segments. Seagate Technology, a market leader in hard disk drives, was sold off during the period. It came under pressure when it became apparent that risks related to industry price competition, and overall enterprise and mobile demand, were not dissipating. We had a gain in the stock and sold our position.

Our telecom service providers, Sprint PCS (PCS) and Western Wireless Corporation, performed well amid merger speculation following Cingular's offer for AT&T Wireless. We sold PCS into the price strength after news that Sprint Corp. would roll the tracking stocks back into a single stock in April. Western was a new purchase during the period, and we maintained our position because we liked the profitable growth potential of its international operations and the recent improvements in its domestic subscriber numbers.

A number of our technology related holdings in the producer durables sector weighed on performance. Two of our electronic components stocks were among our weakest performers, but we decided to take a different course with each holding. Novellus Systems, Inc. declined on management's more conservative outlook for new orders relative to its competitors. After that announcement, we became concerned that the company might be losing market share, and we closed out our position. KLA-Tencor Corporation traded down, but we elected to maintain our position because we did not believe its fundamentals were deteriorating. KLA historically has been one of the most profitable companies in its industry, and we thought it possessed a high-quality balance sheet and had the potential to deliver significant operating leverage as the capital spending cycle unfolded. Repair and operating products distributor W.W. Grainger, Inc. was another weak performer in the area. It fell modestly after it announced uninspiring earnings and noted that increased costs to upgrade systems could impact 2004 results.

The healthcare sector produced a number of the strongest relative contributors compared to our benchmarks. Early in the period, healthcare stocks in general were aided by the passage of a Medicare prescription drug benefit bill by Congress, which ultimately was signed by the President. Separate from that news, a number of our stocks had positive company specific news that added to stock strength.

                                    [PHOTO]
                               ANDREW C. STEPHENS
                             Lead Portfolio Manager

                                    [PHOTO]
                                 JAMES D. HAMEL
                          Associate Portfolio Manager

                                                                            07
                                                                          -----
                                                                          SEVEN

----ARTISAN MID CAP FUND--------------------------------------------------------

Drug manufacturer Andrx Corporation did well due to the announcement of a new management team, which is expected to refocus the company on its core generic business from the branded business that historically weighed on its earnings growth. Pharmacy benefit manager Caremark Rx, Inc. announced that it had won a huge federal contract and other key sales that were expected to improve earnings. Anthem, Inc., a health benefits provider, announced it had received approval to merge with WellPoint Health Networks Inc. It showed solid enrollment/membership and better pricing due to its strong market share, low costs and new products. Medical devices manufacturer Boston Scientific Corporation is focused on specific technologies such as drug eluting stents (a stent is a tube placed in an artery or vein to provide support and keep it open). It reported strong initial results for its TAXUS product, a cardiac stent.

SECTOR DIVERSIFICATION

Sector               9/30/03  3/31/04 Sector                    9/30/03  3/31/04
--------------------------------------------------------------------------------
Auto & Transportation    5.2%   4.2%  Other                          0.4%  0.8%
--------------------------------------------------------------------------------
Consumer Discretionary  24.1   23.7   Other Energy                   4.8   3.5
--------------------------------------------------------------------------------
Consumer Staples         1.6    2.6   Producer Durables              7.8   8.5
--------------------------------------------------------------------------------
Financial Services      12.4   13.6   Technology                    22.2  20.4
--------------------------------------------------------------------------------
Healthcare              13.3   14.4   Utilities                      0.7   1.1
--------------------------------------------------------------------------------
Integrated Oils          0.0    0.0   Other assets less liabilities  4.5   4.1
--------------------------------------------------------------------------------
Materials & Processing   3.0    3.1   TOTAL                        100.0%100.0%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 9/30/03 and 3/31/04, respectively.

Financials stocks benefited from rising equity markets and a favorable interest rate environment and our security selection was fairly strong, which yielded positive results. Commercial finance company CIT Group Inc. reduced its commercial paper issuance, reached an agreement to sell its venture capital portfolio and accelerated a charge-off, all of which served to upgrade the health of its balance sheet. Online broker Ameritrade Holding Corporation reported an increase in trading volume, lower expenses due to acquisition synergies and generated a significant amount of excess cash. Capital One Financial Corporation, a new buy in the first half of the period, announced that credit trends were improving (leading to lower loss assumptions) and that assets were expected to rise.

One other positive gainer of note was energy company Smith International, Inc. Smith produced solid results because it was able to push through some price increases to its customers. Its international operations continued to grow, and the company's management team has a strong history of creating value.

We were hurt by some of our transportation stocks. Southwest Airlines Co., a former top holding, weakened early in the period on concerns about higher fuel costs and weak outlook for passenger traffic. Trucking firm Swift Transportation Co., Inc.' s share price dropped as the market tried to digest the potential impact of higher fuel costs, new federally mandated hours of service regulations and a review of driver logs. We elected to secure our gains in both stocks and closed out our positions in favor of other opportunities.

 08
-----
EIGHT

--------------------------------------------------------ARTISAN MID CAP FUND----

FUND CHANGES
At the end of the period, the portfolio was broadly exposed to the economy via established franchises. We felt the portfolio was well balanced, with a skew toward slightly larger companies when compared to our relevant benchmark indices. The sector allocations in the portfolio remained largely the same throughout the period. Our transactions occurred in a diverse group of industries.

A number of the larger purchases we made during the six month period, not previously mentioned, included: The Bear Stearns Companies Inc., investment bank and broker; Iron Mountain Incorporated, business records management; Fisher Scientific International Inc., provider of products and services to the scientific research, clinical laboratory and industrial safety markets; EOG Resources, Inc., oil and gas driller; and Aetna Inc., healthcare benefits provider. Bear Stearns is a diverse franchise exposed to improving capital market fundamentals. Iron Mountain showed better profitability, grew its sales force and we were able to purchase shares at what we considered to be an attractive price. We bought Fisher Scientific because we thought management made the correct decision to focus more heavily on high margin proprietary products and its distribution network had created a significant competitive advantage. EOG historically has shown strong returns on its investments, driven by a tight control over costs and a history of successful reserve additions. Aetna's industry exhibited solid fundamentals and we liked the company's expense reductions, focused marketing efforts and attractive price relative to other providers.

TOP 10 HOLDINGS

COMPANY NAME                                                               %
--------------------------------------------------------------------------------
CIT Group Inc.                                                             1.8%
--------------------------------------------------------------------------------
Ameritrade Holding Corporation                                             1.8
--------------------------------------------------------------------------------
Avaya Inc.                                                                 1.7
--------------------------------------------------------------------------------
Invitrogen Corporation                                                     1.7
--------------------------------------------------------------------------------
Anthem, Inc.                                                               1.6
--------------------------------------------------------------------------------
Danaher Corporation                                                        1.5
--------------------------------------------------------------------------------
Thermo Electron Corporation                                                1.5
--------------------------------------------------------------------------------
Xilinx, Inc.                                                               1.5
--------------------------------------------------------------------------------
Univision Communications Inc.                                              1.5
--------------------------------------------------------------------------------
KLA-Tencor Corporation                                                     1.5
--------------------------------------------------------------------------------
TOTAL                                                                     16.1%
--------------------------------------------------------------------------------
As a percentage of total net assets as of 3/31/04. Top 10 Holdings are determined by security, not issuer. Securities of the same issuer are not aggregated.

Our new positions were funded in part by the sales of a variety of holdings. Southwest Airlines Co., Novellus Systems, Inc. and Seagate Technologies, Inc. happened to be three of the largest sales, but there were a number of additional sales of note. The list included: Omnicom Group Inc. (advertising and marketing), Rockwell Automation, Inc. (discrete industrial automation), Linear Technology Corporation (integrated circuits), Mattel Inc. (toys), XL Capital Limited (insurance), SEI Investments Company (investment management), The New York Times Company (newspaper publishing), The Williams Companies, Inc. (natural gas), Network Associates, Inc. (security technology) and AmeriSourceBergen Corporation (pharmaceuticals).

                                                                            09
                                                                          -----
                                                                           NINE

ARTISAN INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS - March 31, 2004 (Unaudited)

                                                   SHARES
                                                    HELD              VALUE
                                                ============       ============
COMMON AND PREFERRED STOCKS - 98.9%

AUSTRALIA - 0.8%
Commonwealth Bank of Australia                     3,138,890       $79,736,906

BELGIUM - 1.4%
Interbrew                                          5,186,822       142,756,452

BRAZIL - 1.7%
Banco Bradesco S.A. (ADR)                              9,750           469,463
Banco Bradesco S.A., Preferred                       529,339        25,315,032
Banco Itau Holding Financeira S.A., Preferred    178,301,400        16,587,889
Petroleo Brasileiro S.A. (ADR)                     1,262,800        42,303,800
Telesp Celular Participacoes S.A.,
  Preferred (ADR)(1)                              10,109,200        92,296,996
                                                                --------------
                                                                   176,973,180
CANADA - 2.8%
CanWest Global Communications Corporation(1)       4,004,998        35,643,458
Corus Entertainment, Inc., Class B                 3,015,450        63,777,521
EnCana Corporation                                 4,275,200       184,987,282
                                                                --------------
                                                                   284,408,261
CZECH REPUBLIC - 0.8%
Cesky Telecom, a.s.                                6,122,504        77,932,363

DENMARK - 1.1%
A P Moller - Maersk A/S                                3,300        23,538,736
H. Lundbeck A/S                                      603,250        11,604,026
Novo Nordisk A/S, Class B                          1,651,950        76,645,854
                                                                --------------
                                                                   111,788,616
FINLAND - 0.5%
Nokia OYJ                                          2,627,800        53,880,133

FRANCE - 3.7%
Credit Argricole S.A.                              1,717,890        44,873,980
JC Decaux S.A.(1)                                  8,233,500       184,101,572
M6 Metropole Television                            1,294,100        38,814,855
Rhodia S.A.                                        6,353,129        19,758,251
Sodexho Alliance S.A.                                782,731        23,833,008
Total S.A.                                           349,000        64,093,846
                                                                --------------
                                                                   375,475,512
GERMANY - 12.9%
Allianz AG                                         2,895,622       315,402,340
DaimlerChrysler AG                                   671,180        28,035,137
Deutsche Boerse AG                                 2,279,689       129,382,574
Deutsche Telekom AG(1)                             9,949,990       178,817,626
Henkel KGaA, Preferred                             2,482,043       205,366,310
Hypo Real Estate Holding AG(1)                       709,117        19,900,506
KDG Investors, L.P. (1)(2)(3)                              -                 -
Linde AG                                           2,752,583       145,799,900
Muenchener Rueckversicherungs-Gesellschaft AG      2,428,108       269,732,073
ProSiebenSat.1 Media AG, Preferred                   987,495        19,543,444
                                                                --------------
                                                                 1,311,979,910
GREECE - 0.1%
Hellenic Telecommunications Organization S.A.        650,800         9,151,955


                                                   SHARES
                                                    HELD              VALUE
                                                ============       ============
HONG KONG - 1.9%
China Mobile (Hong Kong) Limited                  10,194,500   $    30,154,276
Citic Pacific Limited                             18,818,400        53,127,260
CNOOC Limited(1)                                 157,960,600        67,398,847
Hong Kong & China Gas Company Limited             24,395,700        41,636,764
                                                                --------------
                                                                   192,317,147
ISRAEL - 0.1%
Check Point Software Technologies Ltd.(1)(4)         444,200        10,114,434

ITALY - 0.9%
Eni S.p.A.                                           521,900        10,495,688
Saipem S.p.A.                                      8,778,608        87,407,960
                                                                --------------
                                                                    97,903,648
JAPAN - 17.8%
AEON Co., Ltd.                                       221,100         9,528,617
All Nippon Airways Co., Ltd.                       6,286,000        21,599,923
The Bank of Yokohoma, Ltd.(1)                     15,405,500        90,494,467
Credit Saison Co., Ltd.                            1,778,300        53,424,956
East Japan Railway Co.                                19,046        99,996,756
The Fuji Fire and Marine Insurance Co., Ltd.         804,900         2,271,350
Fuji Television Network, Inc.                          6,018        16,924,452
Fuji Television Network, Inc. - Bonus shares           5,013        13,953,736
Honda Motor Co., Ltd.                              5,460,800       251,589,384
Japan Airlines System Corp.                       19,202,000        65,244,594
Japan Tobacco, Inc.                                    5,499        40,166,425
KEYENCE Corp.                                        156,350        38,057,647
KOMATSU Ltd.                                       3,417,300        21,648,203
Nikko Cordial Corp.                               34,800,200       230,475,961
Nippon Broadcasting System, Inc.                     162,380         8,182,512
Nomura Holdings, Inc.                              6,892,000       125,357,201
ORIX Corp.                                            97,700        10,793,560
Promise Co., Ltd.                                  2,117,000       145,285,310
SMC Corp.                                            329,100        39,200,758
Sumitomo Mitsui Financial Group, Inc.                 12,023        88,858,377
The Sumitomo Trust and Banking Co., Ltd.          12,263,300        81,570,926
Tokyo Broadcasting System, Inc.                    2,082,100        41,767,903
TOKYU Corp.                                       13,938,400        87,227,881
UFJ Holdings, Inc.                                    13,753        87,387,685
Vodafone Holdings K.K.                                37,637        92,480,415
Yamato Transport Co., Ltd.                         3,022,700        50,714,398
                                                                --------------
                                                                 1,814,203,397
LUXEMBOURG - 0.5%
RTL Group                                            849,486        54,143,371

MEXICO - 2.5%
Grupo Televisa S.A. (ADR)                          3,431,900       162,466,146
Wal-Mart de Mexico S.A. de C.V., Series V         29,419,200        89,506,373
                                                                --------------
                                                                   251,972,519
NETHERLANDS - 4.9%
ASML Holding N.V.(1)                               8,790,646       161,116,026
ASML Holding N.V., NY Shares(1)(4)                   971,600        17,809,428
Fortis                                            12,173,376       259,029,013
Koninklijke Ahold NV(1)                            7,145,606        58,499,695
                                                                --------------
                                                                   496,454,162

 10
----
 TEN

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD              VALUE
                                                ============       ============
NORWAY - 0.9%
Telenor ASA                                       12,702,300       $88,148,688

REPUBLIC OF KOREA - 1.6%
Samsung Electronics Co., Ltd.                        285,560       142,474,875
Samsung Electronics Co., Ltd., Preferred              68,390        20,073,475
                                                                --------------
                                                                   162,548,350
RUSSIA - 1.3%
LUKOIL (ADR)                                         848,600       105,862,850
Mobile Telesystems (ADR)                             214,000        28,141,000
                                                                --------------
                                                                   134,003,850
SINGAPORE - 1.6%
DBS Group Holdings Ltd.                            9,746,734        83,832,857
Singapore Telecommunications Ltd.                 60,011,500        83,518,573
                                                                --------------
                                                                   167,351,430
SPAIN - 5.4%
Altadis, S.A.                                      2,272,281        68,852,430
Industria de Diseno Textil, S.A.                   2,363,345        54,616,678
Promotora de Informaciones, S.A.                   8,307,954       147,673,539
Repsol YPF, S.A.                                   6,801,212       140,956,202
Telefonica, S.A.                                   9,293,480       140,629,596
                                                                --------------
                                                                   552,728,445
SWEDEN - 2.4%
Telefonaktiebolaget LM Ericsson(1)                55,338,100       153,228,178
Telefonaktiebolaget LM Ericsson (ADR)(1)           3,220,400        89,366,100
                                                                --------------
                                                                   242,594,278
SWITZERLAND - 12.1%
CIBA Specialty Chemicals AG(1)                       187,256        12,774,339
Clariant AG(5)                                     8,590,222       121,337,521
Credit Suisse Group                                5,601,731       194,054,836
Julius Baer Holding, Ltd., Class B                   252,224        72,845,914
Nestle S.A., Class B                               1,041,511       265,463,052
Roche Holding AG                                   1,291,000       126,069,245
Serono S.A.                                          151,578        93,536,395
Swiss Re                                             878,633        60,528,436
UBS AG                                             3,911,760       290,468,823
                                                                --------------
                                                                 1,237,078,561
TAIWAN - 0.9%
Chunghwa Telecom Co., Ltd., (ADR)                  4,999,300        88,537,603

THAILAND - 0.0%(6)
Advanced Info Service PLC                          2,337,100         4,972,553

UNITED KINGDOM - 18.3%
Allied Domecq PLC                                  4,099,509        34,084,296
BP PLC                                             5,719,400        47,999,823
British Sky Broadcasting Group PLC                15,910,256       198,678,716
Cadbury Schweppes PLC                              2,945,723        23,258,062
Compass Group PLC                                 37,118,509       244,908,584
Diageo PLC                                         8,541,251       111,453,072
Imperial Chemical Industries PLC(5)               48,099,946       199,846,558
ITV PLC                                          116,930,280       286,759,974
Kesa Electricals PLC                              12,283,370        60,812,679
Kingfisher PLC                                    38,770,516       205,859,884
Marks & Spencer Group PLC                         42,364,124       217,143,961
Tesco PLC                                         50,982,868       230,590,873
                                                                --------------
                                                                 1,861,396,482

                                                                --------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $8,285,997,410)         10,080,552,206

                                                    PAR
                                                   AMOUNT             VALUE
                                                ============       ============
SHORT-TERM INVESTMENTS
(CASH EQUIVALENTS) - 1.1%
Repurchase agreement with State Street
Bank and Trust Company, 0.75%, dated 3/31/04,
due 4/1/04, maturity value $109,529,282,
collateralized by $9,719,702 market value
Federal National Mortgage Association Note,
1.875%, due 12/15/04, $51,002,800 market value
Federal National Mortgage Association Note,
2.625%, due 11/15/06, $51,004,493 market
value Federal National Mortgage Association
Note, 2.000%, due 4/8/05 (Cost $109,527,000)    $109,527,000      $109,527,000
                                                                --------------

TOTAL INVESTMENTS - 100.0% (COST $8,395,524,410)                10,190,079,206

OTHER ASSETS LESS LIABILITIES - (0.0%)(6)                          (1,052,720)
                                                                --------------

TOTAL NET ASSETS - 100.0%(7)                                   $10,189,026,486
                                                               ===============


(1)  Non-income producing security.
(2) Valued at a fair value in accordance with procedures established by the Board of Directors of Artisan Funds.
(3) Private investment partnership which is restricted as to resale. Total investment cost of $10 million, made through capital contributions on 3/6/00, 7/10/00, and 5/15/01. Value at March 31, 2004 represents 0.0% of total net assets.
(4)  Principally traded in the United States.
(5)  Affiliated company as defined by the Investment Company Act of 1940. See
     Note 7 to the financial statements.
(6)  Represents less than 0.1% of total net assets.
(7)  Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt

--------------------------------------------------------------------------------
PORTFOLIO DIVERSIFICATION - MARCH 31, 2004

                                              VALUE              PERCENTAGE
                                           ==========            ==========
Consumer Discretionary                   $2,469,848,629             24.2%
Consumer Staples                          1,213,852,292             11.9
Energy                                      751,506,298              7.4
Financials                                2,778,080,433             27.3
Healthcare                                  307,855,519              3.0
Industrials                                 417,353,761              4.1
Information Technology                      686,120,297              6.7
Materials                                   499,516,569              4.9
Telecommunication Services                  914,781,644              9.0
Utilities                                    41,636,764              0.4
                                        ---------------      ---------------
TOTAL COMMON AND PREFERRED STOCKS        10,080,552,206             98.9
Total short-term investments                109,527,000              1.1
                                        ---------------      ---------------
TOTAL INVESTMENTS                        10,190,079,206            100.0
OTHER ASSETS LESS LIABILITIES               (1,052,720)             (0.0)*
                                        ---------------      ---------------
TOTAL NET ASSETS                        $10,189,026,486            100.0%
                                        ===============      ===============

*Represents less than 0.1% of total net assets

    The accompanying notes are an integral part of the financial statements.

                                                                          11
                                                                       --------
                                                                        ELEVEN

ARTISAN MID CAP FUND
SCHEDULE OF INVESTMENTS - March 31, 2004 (Unaudited)

                                                   SHARES
                                                    HELD              VALUE
                                                ============       ============
COMMON STOCKS - 95.9%

AUTO & TRANSPORTATION - 4.2%
AIR TRANSPORT - 2.5%
Expeditors International of Washington, Inc.       1,228,800       $48,525,312
FedEx Corporation                                    472,900        35,543,164
JetBlue Airways Corporation(1)                     1,327,400        33,569,946
                                                                --------------
                                                                   117,638,422
AUTO PARTS: ORIGINAL EQUIPMENT - 0.3%
Dana Corporation                                     763,400        15,161,124

AUTO TRUCKS & PARTS - 1.4%
PACCAR Inc.                                        1,142,900        64,276,696

CONSUMER DISCRETIONARY - 23.7%
ADVERTISING AGENCIES - 1.0%
Lamar Advertising Company(1)                       1,190,500        47,881,910

CABLE TELEVISION SERVICES - 0.7%
Echostar Communications Corporation(1)             1,032,300        33,807,825

CASINOS & GAMBLING - 0.9%
International Game Technology                        974,600        43,818,016

CONSUMER ELECTRONICS - 2.7%
DoubleClick Inc.(1)                                1,443,600        16,240,500
Electronic Arts Inc.(1)                              731,800        39,487,928
VeriSign, Inc.(1)                                  1,184,100        19,644,219
Yahoo! Inc.(1)                                     1,111,200        53,993,208
                                                                --------------
                                                                   129,365,855
COSMETICS - 0.9%
The Estee Lauder Companies Inc.                      984,800        43,666,032

HOTEL/MOTEL - 0.8%
Starwood Hotels & Resorts Worldwide, Inc.            935,100        37,871,550

RADIO & TV BROADCASTERS - 2.1%
Univision Communications Inc.(1)                   2,147,200        70,879,072
XM Satellite Radio Holdings Inc.(1)                1,007,600        28,212,800
                                                                --------------
                                                                    99,091,872
RESTAURANTS - 1.6%
Starbucks Corporation(1)                             944,300        35,647,325
Wendy's International, Inc.                          977,300        39,766,337
                                                                --------------
                                                                    75,413,662

                                                   SHARES
                                                    HELD              VALUE
                                                ============       ============
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL - 6.9%
American Eagle Outfitters, Inc.(1)                 1,488,600       $40,132,656
CarMax, Inc.(1)                                    1,520,600        44,401,520
Costco Wholesale Corporation(1)                    1,127,500        42,348,900
Dollar Tree Stores, Inc.(1)                        1,423,300        43,965,737
Fisher Scientific International Inc.(1)              857,200        47,180,288
Kohl's Corporation(1)                                965,200        46,648,116
Linens 'n Things, Inc.(1)                            466,300        16,511,683
Staples, Inc.                                      1,753,700        44,526,443
                                                                --------------
                                                                   325,715,343
SERVICES: COMMERCIAL - 5.3%
Accenture Ltd - Class A(1)                         2,438,300        60,469,840
Getty Images, Inc.(1)                                627,500        33,872,450
InterActiveCorp(1)                                 1,498,600        47,340,774
Iron Mountain Incorporated(1)                      1,309,400        58,438,522
Robert Half International Inc.(1)                  2,157,387        50,957,481
                                                                --------------
                                                                   251,079,067
TEXTILES: APPAREL MANUFACTURERS - 0.8%
Jones Apparel Group, Inc.                          1,081,100        39,081,765

CONSUMER STAPLES - 2.6%
BEVERAGE: BREWERS (WINERIES) - 0.7%
Constellation Brands, Inc.(1)                        963,500        30,928,350

BEVERAGE: SOFT DRINKS - 1.0%
The Pepsi Bottling Group, Inc.                     1,506,700        44,824,325

DRUG & GROCERY STORE CHAINS - 0.9%
Whole Foods Market, Inc.                             541,100        40,555,445

FINANCIAL SERVICES - 13.6%
BANKS: OUTSIDE NEW YORK CITY - 0.7%
CapitalSource Inc.(1)                              1,512,500        33,955,625

DIVERSIFIED FINANCIAL SERVICES - 1.8%
CIT Group Inc.                                     2,275,600        86,586,580

FINANCE COMPANIES - 1.2%
Capital One Financial Corporation                    772,000        58,231,960

FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 2.1%
Fair Isaac Corporation                               971,450        35,049,916
Paychex, Inc.                                      1,798,300        64,019,480
                                                                --------------
                                                                    99,069,396
FINANCIAL MISCELLANEOUS - 2.1%
MGIC Investment Corporation                        1,034,600        66,452,358
Willis Group Holdings Limited                        901,600        33,539,520
                                                                --------------
                                                                    99,991,878

   12
-------
 TWELVE

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD              VALUE
                                                ============       ============
FINANCIAL SERVICES (CONTINUED)
INSURANCE: PROPERTY-CASUALTY - 0.5%
Platinum Underwriters Holdings, Ltd.                 715,800       $22,941,390

INVESTMENT MANAGEMENT COMPANIES - 1.0%
T. Rowe Price Group, Inc.                            903,600        48,640,788

SAVINGS & LOANS - 1.1%
Golden West Financial Corporation                    476,500        53,344,175

SECURITIES BROKERAGE & SERVICES - 3.1%
Ameritrade Holding Corporation(1)                  5,532,300        85,197,420
The Bear Stearns Companies Inc.                      686,000        60,148,480
                                                                --------------
                                                                   145,345,900
HEALTHCARE - 14.4%
BIOTECHNOLOGY RESEARCH & PRODUCTION - 3.5%
Biogen Idec Inc.(1)                                  538,000        29,912,800
Invitrogen Corporation(1)                          1,099,100        78,794,479
Millennium Pharmaceuticals, Inc.(1)                3,335,900        56,376,710
                                                                --------------
                                                                   165,083,989
DRUGS & PHARMACEUTICALS - 3.8%
Allergan, Inc.                                       423,100        35,608,096
Andrx Corporation(1)                                 925,400        25,170,880
IVAX Corporation(1)                                1,520,500        34,621,785
MedImmune, Inc.(1)                                 1,024,700        23,650,076
Mylan Laboratories Inc.                            2,704,900        61,482,377
                                                                --------------
                                                                   180,533,214
ELECTRONICS: MEDICAL SYSTEMS - 0.6%
Varian Medical Systems, Inc.(1)                      353,300        30,493,323

HEALTH CARE MANAGEMENT SERVICES - 2.9%
Aetna Inc.                                           526,000        47,192,720
Caremark Rx, Inc.(1)                               1,726,900        57,419,425
Cerner Corporation(1)                                678,900        30,679,491
                                                                --------------
                                                                   135,291,636
HEALTH CARE SERVICES - 1.6%
Anthem, Inc.(1)                                      815,800        73,944,112

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 2.0%
Boston Scientific Corporation(1)                   1,092,500        46,300,150
Zimmer Holdings, Inc.(1)                             643,900        47,506,942
                                                                --------------
                                                                    93,807,092
MATERIALS & PROCESSING - 3.1%
CHEMICALS - 0.8%
Ecolab Inc.                                        1,277,400        36,444,222

CONTAINERS & PACKAGING: PAPER & PLASTIC - 1.0%
Smurfit-Stone Container Corporation(1)             2,724,500        47,923,955

COPPER - 0.5%
Freeport-McMoRan Copper & Gold Inc.                  627,800        24,540,702

METAL FABRICATING - 0.8%
Precision Castparts Corp.                            812,400        35,769,972

                                                   SHARES
                                                    HELD              VALUE
                                                ============       ============
OTHER - 0.8%
MULTI-SECTOR COMPANIES - 0.8%
Eaton Corporation                                    650,000       $36,523,500

OTHER ENERGY - 3.5%
MACHINERY: OIL WELL EQUIPMENT & SERVICES - 2.4%
Smith International, Inc.(1)                       1,173,500        62,793,985
Weatherford International Ltd.(1)                  1,247,200        52,419,816
                                                                --------------
                                                                   115,213,801
OIL: CRUDE PRODUCERS - 1.1%
EOG Resources, Inc.                                1,085,100        49,795,239

PRODUCER DURABLES - 8.5%
DIVERSIFIED PRODUCTION - 1.5%
Danaher Corporation                                  771,200        72,006,944

ELECTRICAL EQUIPMENT & COMPONENTS - 1.3%
Molex Incorporated                                 1,969,600        59,856,144

ELECTRONICS: INSTRUMENTS GAUGES & METERS - 1.5%
Thermo Electron Corporation(1)                     2,545,800        71,995,224

HOMEBUILDING - 0.9%
Centex Corporation                                   771,900        41,728,914

OFFICE FURNITURE & BUSINESS EQUIPMENT - 1.8%
Diebold, Incorporated                                970,900        46,719,708
Xerox Corporation(1)                               2,627,800        38,287,046
                                                                --------------
                                                                    85,006,754
PRODUCTION TECHNOLOGY EQUIPMENT - 1.5%
KLA-Tencor Corporation(1)                          1,403,800        70,681,330

TECHNOLOGY - 20.4%
COMMUNICATIONS TECHNOLOGY - 7.5%
Advanced Fibre Communications, Inc.(1)             1,513,000        33,331,390
Avaya Inc.(1)                                      5,118,500        81,281,780
Avocent Corporation(1)                             1,236,100        45,476,119
Corning Incorporated(1)                            4,261,900        47,648,042
Juniper Networks, Inc.(1)                          1,235,000        32,122,350
Nortel Networks Corporation(1)                     4,303,700        25,563,978
Symbol Technologies, Inc.                          3,571,200        49,282,560
TIBCO Software Inc.(1)                             4,883,900        39,901,463
                                                                --------------
                                                                   354,607,682
COMPUTER SERVICES SOFTWARE & SYSTEMS - 4.5%
Adobe Systems Incorporated                         1,195,400        47,134,622
BEA Systems, Inc.(1)                               2,026,800        25,861,968
Cognos Incorporated(1)                             1,413,400        43,900,204
Macromedia, Inc.(1)                                1,845,400        37,037,178
Novell, Inc.(1)                                    2,934,100        33,390,058
VERITAS Software Corporation(1)                      878,400        23,637,744
                                                                --------------
                                                                   210,961,774
COMPUTER TECHNOLOGY - 1.8%
Apple Computer, Inc.(1)                            1,244,500        33,663,725
NVIDIA Corporation(1)                              1,070,700        28,362,843
SanDisk Corporation(1)                               817,400        23,189,638
                                                                --------------
                                                                    85,216,206

                                                                          13
                                                                      ---------
                                                                       THIRTEEN

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD              VALUE
                                                ============       ============
TECHNOLOGY (CONTINUED)
ELECTRONICS - 2.2%
Avid Technology, Inc.(1)                             849,100       $39,168,983
Vishay Intertechnology, Inc.(1)                    3,109,700        66,360,998
                                                                --------------
                                                                   105,529,981
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 4.4%
Agere Systems Inc., Class A(1)                    12,582,800        40,390,788
Agere Systems Inc., Class B(1)                     6,341,100        19,784,232
Broadcom Corporation(1)                              613,200        24,019,044
Jabil Circuit, Inc.(1)                             1,776,100        52,270,623
Xilinx, Inc.(1)                                    1,887,700        71,732,600
                                                                --------------
                                                                   208,197,287
UTILITIES - 1.1%
UTILITIES: TELECOMMUNICATIONS - 1.1%
Western Wireless Corporation(1)                    2,297,400        53,690,238

                                                                --------------
TOTAL COMMON STOCKS (Cost $3,766,968,596)                        4,533,128,186

                                                    PAR
                                                   AMOUNT             VALUE
                                                ============       ============
SHORT-TERM INVESTMENTS
(CASH EQUIVALENTS) - 4.0%
Repurchase agreement with State Street Bank
and Trust Company, 0.75%, dated 3/31/04,
due 4/1/04, maturity value $187,105,898,
collateralized by $37,846,119 market value
Federal National Mortgage Association Note,
2.010%, due 7/21/05, $51,003,175 market
value Federal National Mortgage Association
Note, 1.875%, due 12/15/04  $51,004,651
market value Federal National Mortgage
Association Note, 5.500%, due 2/15/06,
and $51,001,516 market value Federal
National Mortgage Association Note,
2.875%, due 10/15/05
(Cost $187,102,000)                             $187,102,000      $187,102,000
                                                                --------------

TOTAL INVESTMENTS - 99.9% (Cost $3,954,070,596)                  4,720,230,186

OTHER ASSETS LESS LIABILITIES - 0.1%                                 6,074,168
                                                                --------------

TOTAL NET ASSETS - 100.0%(2)                                    $4,726,304,354
                                                                ==============

(1)  Non-income producing security.
(2)  Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

   14
---------
FOURTEEN

ARTISAN FUNDS, INC.
STATEMENTS OF ASSETS & LIABILITIES - March 31, 2004 (Unaudited)


                                                                                           INTERNATIONAL                MID CAP
                                                                                           -------------             -------------
ASSETS:
Investments in securities, unaffiliated, at value....................................    $  9,759,368,127           $4,533,128,186
Investments in securities, affiliated, at value .....................................         321,184,079                        -
Short-term investments (repurchase agreements), at value.............................         109,527,000              187,102,000
                                                                                       ------------------       ------------------
TOTAL INVESTMENTS....................................................................      10,190,079,206            4,720,230,186
Cash  ...............................................................................                 561                      507
Receivable from investments sold.....................................................          92,637,319               34,257,452
Receivable from forward currency contracts...........................................          95,463,623                        -
Receivable from fund shares sold.....................................................          39,807,930               31,661,009
Dividends and interest receivable....................................................          22,897,189                  832,549
                                                                                       ------------------       ------------------
TOTAL ASSETS.........................................................................      10,440,885,828            4,786,981,703

LIABILITIES:
Payable for investments purchased....................................................          39,891,450               36,769,466
Payable for forward currency contracts...............................................          95,681,588                        -
Payable for fund shares redeemed.....................................................         110,990,781               22,825,619
Payable for operating expenses.......................................................           3,292,098                1,082,264
Payable for withholding taxes........................................................           2,003,425                        -
                                                                                       ------------------       ------------------
TOTAL LIABILITIES....................................................................         251,859,342               60,677,349
                                                                                       ------------------       ------------------
TOTAL NET ASSETS ....................................................................     $10,189,026,486           $4,726,304,354
                                                                                       ==================       ==================
NET ASSETS CONSIST OF:
Fund shares issued and outstanding...................................................     $10,059,095,106           $4,196,136,235
Net unrealized appreciation (depreciation) on investments and
  foreign currency related transactions  ............................................       1,794,740,760              766,159,590
Accumulated undistributed net investment income (loss)...............................         (6,879,722)             (15,158,979)
Accumulated undistributed net realized gains (losses) on
  investments and foreign currency related transactions .............................     (1,657,929,658)            (220,832,492)
                                                                                       ------------------       ------------------
     ................................................................................     $10,189,026,486           $4,726,304,354
                                                                                       ==================       ==================

SUPPLEMENTARY INFORMATION:
Net assets
     Investor Shares.................................................................      $6,340,539,996           $3,617,006,673
     Institutional Shares............................................................      $3,848,486,490           $1,109,297,681
Shares outstanding
     Investor Shares.................................................................         316,067,102              133,562,612
     Institutional Shares............................................................         190,984,305               40,619,544
Net asset value, offering price and redemption price per share
     Investor Shares.................................................................              $20.06                   $27.08
     Institutional Shares............................................................              $20.15                   $27.31
Cost of securities of unaffiliated issuers held......................................      $8,091,374,636           $3,954,070,596
Cost of securities of affiliated issuers held........................................        $304,149,774                       $-


    The accompanying notes are an integral part of the financial statements.

                                                                          15
                                                                       -------
                                                                       FIFTEEN

ARTISAN FUNDS, INC.
STATEMENTS OF OPERATIONS

                                                               INTERNATIONAL                               MID CAP
                                                 ========================================  ========================================
                                                  PERIOD ENDED PERIOD ENDED    YEAR ENDED  PERIOD ENDED  PERIOD ENDED  YEAR ENDED
                                                   3/31/04(1)    9/30/03(3)     6/30/03     3/31/04(1)     9/30/03(3)    6/30/03
                                                 ========================================  ========================================
INVESTMENT INCOME:
Interest.......................................      $462,942      $304,072     $2,825,610      $690,303      $315,857    $1,630,118
Dividends, from unaffiliated issuers(2)........    42,718,547    33,361,570    176,343,076     7,689,453     2,975,086    13,653,667
Dividends, from affiliated issuers(2)..........     3,064,723     3,627,004      2,344,814             -             -             -
Other income ..................................     1,822,621       412,122      2,995,772       376,769             -             -
                                               -------------------------------------------  ----------------------------------------
TOTAL INVESTMENT INCOME........................    48,068,833    37,704,768    184,509,272     8,756,525     3,290,943    15,283,785

EXPENSES:
Advisory fees..................................    45,243,199    20,395,030     66,306,063    20,069,399     8,025,858    22,682,765
Transfer agent fees
     Investor Shares...........................     5,368,069     2,693,210      8,331,967     3,086,240     1,184,401     3,493,286
     Institutional Shares......................        14,919         8,409         32,233        10,986         5,986        23,232
Shareholder communications
     Investor Shares...........................       535,668       506,499      1,177,617       281,853       239,560       535,187
     Institutional Shares......................        10,013         4,797         19,011         3,547         1,739         5,954
Custodian fees.................................     2,800,027     1,208,462      3,945,008       209,461       102,873       308,898
Accounting fees................................        37,251        19,918         73,299        32,507        17,082        61,059
Professional fees..............................       610,638        93,801        301,743        60,041        43,312       116,996
Registration fees
     Investor Shares...........................        23,451        29,428        124,912        21,361        38,952        89,446
     Institutional Shares......................        20,003        31,250        127,627         7,822        13,218        46,330
Directors' fees................................       126,789        43,746        180,436        52,606        16,707        60,352
Other operating expenses.......................       187,141        51,890        163,719        79,681        24,596        68,466
                                               -------------------------------------------  ----------------------------------------
Total operating expenses before amounts
  waived or paid by the Adviser ...............    54,977,168    25,086,440     80,783,635    23,915,504     9,714,284    27,491,971
Less amounts waived or paid by the Adviser.....             -      (21,084)              -             -      (14,194)             -
                                               -------------------------------------------  ----------------------------------------
NET EXPENSES...................................    54,977,168    25,065,356     80,783,635    23,915,504     9,700,090    27,491,971
                                               -------------------------------------------  ----------------------------------------
NET INVESTMENT INCOME (LOSS)...................   (6,908,335)    12,639,412    103,725,637  (15,158,979)   (6,409,147)  (12,208,186)

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments(2)............................ (168,620,097)    74,854,666  (529,007,531)   311,573,480   105,075,097 (325,149,190)
     Foreign currency related transactions.....   (2,974,636)   (1,317,643)   (10,809,131)             -             -             -
                                               -------------------------------------------  ----------------------------------------
                                                (171,594,733)    73,537,023  (539,816,662)   311,573,480   105,075,097 (325,149,190)
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments............................... 2,101,921,248   409,874,381  (423,541,570)   340,819,500    90,208,363   376,988,686
     Foreign currency related transactions.....     (695,359)       538,027         52,282             -             -             -
                                               -------------------------------------------  ----------------------------------------
                                                2,101,225,889   410,412,408  (423,489,288)   340,819,500    90,208,363   376,988,686
                                               -------------------------------------------  ----------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY RELATED TRANSACTIONS ............... 1,929,631,156   483,949,431  (963,305,950)   652,392,980   195,283,460    51,839,496
                                               -------------------------------------------  ----------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS  .................. $1,922,722,821 $496,588,843 $(859,580,313)  $637,234,001  $188,874,313   $39,631,310
                                               ===========================================  ========================================


(1)  For the period from October 1, 2003 to March 31, 2004. Unaudited.

(2)                              NET OF          NET OF      INCLUDING NET
                              FOREIGN TAXES   FOREIGN TAXES  REALIZED GAIN
                               WITHHELD ON     WITHHELD ON     (LOSS) ON
                   YEAR OR     DIVIDENDS,      DIVIDENDS,   INVESTMENTS FROM
                   PERIOD     UNAFFILIATED     AFFILIATED      AFFILIATED
FUND                ENDED        ISSUERS         ISSUERS        ISSUERS
International      3/31/04     $ 4,266,275     $340,525      $ (46,413,966)
                   9/30/03       3,660,412      393,960         (1,994,615)
                   6/30/03      22,229,774       14,358         (7,613,533)

(3) For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.

    The accompanying notes are an integral part of the financial statements.

    16
 -------
 SIXTEEN

ARTISAN FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                       INTERNATIONAL                                    MID CAP
                                         =========================================    ==========================================
                                         PERIOD ENDED   PERIOD ENDED    YEAR ENDED    PERIOD ENDED   PERIOD ENDED    YEAR ENDED
                                           3/31/04(1)     9/30/03(2)      6/30/03       3/31/04(1)     9/30/03(2)      6/30/03
                                         =========================================    ==========================================
OPERATIONS:
Net investment income (loss).......        $(6,908,335)    $12,639,412   $103,725,637  $(15,158,979)   $(6,409,147)  $(12,208,186)
Net realized gain (loss) on:
     Investments...................       (168,620,097)     74,854,666  (529,007,531)    311,573,480    105,075,097  (325,149,190)
     Foreign currency
       related transactions .......         (2,974,636)    (1,317,643)   (10,809,131)              -              -              -
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments...................       2,101,921,248    409,874,381  (423,541,570)    340,819,500     90,208,363    376,988,686
     Foreign currency
       related transactions .......           (695,359)        538,027         52,282              -              -              -
                                       ----------------------------------------------  -------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS        1,922,722,821    496,588,843  (859,580,313)    637,234,001    188,874,313     39,631,310

DIVIDENDS AND DISTRIBUTIONS
  PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares...............        (59,414,324)              -   (31,901,533)              -              -              -
     Institutional Shares..........        (42,472,917)              -   (18,341,682)              -              -              -
Net realized gains on
  investment transactions:
     Investor Shares...............                   -              -              -              -              -              -
     Institutional Shares..........                   -              -              -              -              -              -
                                       ----------------------------------------------  -------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS
  PAID TO SHAREHOLDERS ............       (101,887,241)              -   (50,243,215)              -              -              -

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM FUND
  SHARE ACTIVITIES ................       (531,202,160)    244,966,499  1,716,020,036    576,311,750    208,283,211    770,633,859
                                       ----------------------------------------------  -------------------------------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...................       1,289,633,420    741,555,342    806,196,508  1,213,545,751    397,157,524    810,265,169
                                       ----------------------------------------------  -------------------------------------------
Net assets, beginning of period....       8,899,393,066  8,157,837,724  7,351,641,216  3,512,758,603  3,115,601,079  2,305,335,910
                                       ----------------------------------------------  -------------------------------------------
NET ASSETS, END OF PERIOD..........     $10,189,026,486 $8,899,393,066 $8,157,837,724 $4,726,304,354 $3,512,758,603 $3,115,601,079
                                       ==============================================  ===========================================

Accumulated undistributed
  net investment income (loss) ....        $(6,879,722)   $101,915,854    $90,594,085  $(15,158,979)             $-             $-
                                       ==============================================  ===========================================


(1)  For the period from October 1, 2003 to March 31, 2004. Unaudited.
(2) For the period July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.

    The accompanying notes are an integral part of the financial statements.

                                                                          17
                                                                      ---------
                                                                      SEVENTEEN

ARTISAN FUNDS, INC.
FINANCIAL HIGHLIGHTS - For a share outstanding throughout each period


                                       Net Asset        Net      Net Realized  Total Income   Dividends
                          Year or        Value      Investment  and Unrealized (Loss) from    from Net
                           Period      Beginning      Income    Gain (Loss) on  Investment   Investment
                           Ended       of Period     (Loss)(1)   Investments    Operations     Income
                     ===============================================================================================================

INTERNATIONAL FUND  ---------------------------------------------------------------------------------------------------------------
Institutional Shares   3/31/04(4)        $16.63           $-          $3.73        $3.73       $(0.21)
                     ---------------------------------------------------------------------------------------------------------------
                       9/30/03(5)         15.71         0.03           0.89         0.92             -
                     ---------------------------------------------------------------------------------------------------------------
                          6/30/03         18.24         0.25         (2.65)       (2.40)        (0.13)
                     ---------------------------------------------------------------------------------------------------------------
                          6/30/02         19.62         0.18         (1.46)       (1.28)        (0.10)
                     ---------------------------------------------------------------------------------------------------------------
                          6/30/01         30.22         0.16         (7.21)       (7.05)             -
                     ---------------------------------------------------------------------------------------------------------------
                          6/30/00         18.70         0.03          12.09        12.12        (0.06)
                     ---------------------------------------------------------------------------------------------------------------
                          6/30/99         16.26         0.11           2.62         2.73        (0.05)
                     ---------------------------------------------------------------------------------------------------------------


MID CAP FUND        ---------------------------------------------------------------------------------------------------------------
Institutional Shares   3/31/04(4)        $23.28      $(0.07)         $ 4.10       $ 4.03            $-
                     ---------------------------------------------------------------------------------------------------------------
                       9/30/03(5)         21.96       (0.03)           1.35         1.32             -
                     ---------------------------------------------------------------------------------------------------------------
                          6/30/03         22.24       (0.07)      (0.21)(7)       (0.28)             -
                     ---------------------------------------------------------------------------------------------------------------
                          6/30/02         26.48       (0.13)         (4.11)       (4.24)             -
                     ---------------------------------------------------------------------------------------------------------------
                          6/30/01         27.57       (0.08)        0.02(7)       (0.06)             -
                     ---------------------------------------------------------------------------------------------------------------


(1)  Computed based on average shares outstanding.
(2)  Periods less than 12 months (where applicable) are not annualized.
(3)  Periods less than 12 months (where applicable) are annualized.
(4)  For the period from October 1, 2003 to March 31, 2004. Unaudited.
(5) For the period from July 1, 2003 to September 30, 2003. The Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(6) The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses waived or paid by the Adviser. Absent expenses waived or paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been as follows (periods less than 12 months, where applicable, are annualized):

                                                                 RATIO OF NET
                                                    RATIO OF   INVESTMENT INCOME
  FUND                                YEAR OR     EXPENSES TO      (LOSS) TO
                                       PERIOD       AVERAGE         AVERAGE
                                       ENDED       NET ASSETS      NET ASSETS
  International Institutional Shares   9/30/03        1.00%           0.73%
  Mid Cap Institutional Shares         9/30/03        0.98           (0.59)

(7) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

   18
--------
EIGHTEEN

                                                                                                          Ratio of Net
                       Distributions                 Net Asset                  Net Assets    Ratio of     Investment
                          from Net       Total         Value                      End of      Expenses    Income (Loss)  Portfolio
                          Realized   Dividends and      End         Total         Period     to Average    to Average     Turnover
                           Gains     Distributions   of Period     Return(2)    (millions)  Net Assets(3) Net Assets(3)   Rate(2)
                     ===============================================================================================================

INTERNATIONAL FUND  ---------------------------------------------------------------------------------------------------------------
Institutional Shares           $-       $(0.21)       $20.15          22.6%     $3,848.5         1.00%       (0.02)%        31.69%
                     ---------------------------------------------------------------------------------------------------------------
                                -             -        16.63            5.9      3,354.7       1.00(6)       0.73(6)         15.23
                     ---------------------------------------------------------------------------------------------------------------
                                -        (0.13)        15.71         (13.1)      2,975.0          1.01          1.68         37.13
                     ---------------------------------------------------------------------------------------------------------------
                                -        (0.10)        18.24          (6.5)      2,062.0          1.01          1.01         50.67
                     ---------------------------------------------------------------------------------------------------------------
                           (3.55)        (3.55)        19.62         (24.5)      1,486.6          1.03          0.70         72.01
                     ---------------------------------------------------------------------------------------------------------------
                           (0.54)        (0.60)        30.22           66.0      1,136.2          1.08          0.09         99.02
                     ---------------------------------------------------------------------------------------------------------------
                           (0.24)        (0.29)        18.70           17.6        179.6          1.17          0.68         79.41
                     ---------------------------------------------------------------------------------------------------------------


MID CAP FUND        ---------------------------------------------------------------------------------------------------------------
Institutional Shares           $-            $-       $27.31          17.3%     $1,109.3         0.96%       (0.55)%        57.36%
                     ---------------------------------------------------------------------------------------------------------------
                                -             -        23.28            6.1        929.6       0.98(6)     (0.59)(6)         26.52
                     ---------------------------------------------------------------------------------------------------------------
                                -             -        21.96          (1.3)        829.0          1.00        (0.36)        102.85
                     ---------------------------------------------------------------------------------------------------------------
                                -             -        22.24         (16.0)        449.8          1.02        (0.56)        121.14
                     ---------------------------------------------------------------------------------------------------------------
                           (1.03)        (1.03)        26.48          (0.4)        212.2          1.08        (0.29)        153.95
                     ---------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                                          19
                                                                      ---------
                                                                       NINETEEN

ARTISAN FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - March 31, 2004 (Unaudited)

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of seven open-end, diversified mutual funds. Artisan International Fund and Artisan Mid Cap Fund, two series of Artisan Funds, (each a "Fund" and collectively the "Funds") commenced operations on December 28, 1995 and June 27, 1997, respectively. Each Fund's investment objective is to seek long-term capital growth.

     The Funds offer shares of capital stock of two classes - Institutional Shares and Investor Shares. International Fund and Mid Cap Fund began offering Institutional Shares effective July 1, 1997 and July 1, 2000, respectively. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

     Each class of the Funds has an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the United States of America.

     (a) Security valuation - The net asset value ("NAV") of the shares of each Fund was determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (usually 3:00 p.m., Central time, but sometimes earlier) each day the NYSE was open for regular session trading. NAV was determined by dividing the value of each Fund's securities and other assets, less its liabilities, by the number of outstanding shares of that Fund.

          In determining NAV, each equity security traded on a securities exchange was valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the "principal exchange"), or lacking any current reported sale on the principal exchange at the time of valuation, at the most recent bid quotation on the principal exchange, except that securities listed on the London Stock Exchange were valued at the London Stock Exchange official closing price, or lacking an official closing price, at the last current sales price as of the time of valuation on the London Stock Exchange, or if neither the official closing price nor a last current sales price was available, at the mean of the most recent bid and asked quotations as of the time of valuation, and each security traded in the Nasdaq Stock Market ("Nasdaq") was valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price was of the time of valuation on Nasdaq, or lacking any current reported sale on Nasdaq at the time of valuation, at the most recent bid quotation on Nasdaq. Short-term investments maturing within sixty days of the valuation date were valued at amortized cost, which approximates market.

          Securities for which prices were not readily available were valued by a valuation committee at a fair value determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. A price was considered not to be readily available if, among other things, the valuation committee believed that the price determined as described in the preceding paragraph did not reflect a fair value of the security.

   20
-------
 TWENTY

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

          International Fund generally invests a significant portion (and perhaps as much as substantially all of its total assets) in securities traded on a principal exchange outside the United States ("non-U.S. securities") and Mid Cap Fund has the ability to invest in non-U.S. securities (although it did not do so during the period). The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and International Fund does not calculate its NAV, and sometimes are not open on days when the Fund does calculate its NAV. Even on days on which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and International Fund calculates its NAV.

          The Artisan Funds valuation committee concluded that a price determined under the Funds' valuation procedures was not readily available if, among other things, the valuation committee believed that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the determination of NAV ("subsequent events"). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the local market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), or a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations world-wide). Artisan Funds monitored for subsequent events using several tools, including reviewing changes in the values of certain U.S. market indexes and a statistical model used by the Funds to make broad projections of NAV fluctuation based on changes in certain U.S. market indexes and securities prices weighted to reflect each Fund's geographic weightings. A movement of more than a designated magnitude by any of these tools resulted in a meeting of the Artisan Funds valuation committee, which considered whether a subsequent event had occurred and whether local market closing prices continued to represent fair values for potentially affected non-U.S. securities.

     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to i) comply with all provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemption of Fund shares as part of the dividends paid deduction.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          International Fund may enter into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. International Fund could be exposed to loss if the counterparties fail to perform under these contracts.

                                                                        21
                                                                    ----------
                                                                    TWENTY-ONE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

     (e) Repurchase agreements - Each Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (the "Adviser") has determined are creditworthy pursuant to criteria adopted by the Funds' Board of Directors. Repurchase agreements are recorded at cost and are collateralized in an amount greater than or equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss.

     (f) Securities lending - Each Fund may enter into securities lending transactions with borrowers approved by the Funds' Board of Directors. Income from securities lending transactions is included in Other income on the Statement of Operations. International Fund earned income from securities lending transactions as follows:

                                  PERIOD ENDED   PERIOD ENDED    YEAR ENDED
                                    3/31/04        9/30/03        6/30/03
          ----------------------------------------------------------------------
          International Fund        $113,385       $185,160      $2,995,772

          As of March 31, 2004 there were no securities on loan. Each Fund's risks in entering into securities lending arrangements are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent.

     (g) Commission recapture - Each of the Artisan Funds may direct portfolio trades, subject to obtaining best price and execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the applicable Fund as cash payments and are included in Other income on the Statements of Operations as follows:

                                            PERIOD ENDED        PERIOD ENDED
          FUND                                3/31/04             9/30/03
          ----------------------------------------------------------------------
          International                     $1,709,236           $ 226,962
          Mid Cap                              376,769                   -

     (h) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (i) Indemnifications - In the normal course of business, the Funds enter into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds' maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement.

     (j) Other - Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Expenses attributable to the Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

          The character of income and net realized gains and losses may differ for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts.

    22
----------
TWENTY-TWO

(3)  TRANSACTIONS WITH affiliates:
     The Adviser, with which the officers and certain directors of Artisan Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund pays a monthly management fee to the Adviser as follows:

     AVERAGE DAILY NET ASSETS       ANNUAL RATE
     -------------------------      -----------
     Less than $500 million            1.000%
     $500 million to $750 million      0.975
     $750 million to $1 billion        0.950
     Greater than $1 billion           0.925

     Shares of Artisan Funds are offered for sale by Artisan Distributors LLC ("Distributors"). Distributors is wholly-owned by the Adviser. All distribution expenses relating to the Funds are paid by the Adviser.

     Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

     During the period ended September 30, 2003, the Adviser agreed to reimburse expenses related to the change in the Funds' fiscal year from June 30 to September 30. These reimbursements are reflected in the Statements of Operations for the period ended September 30, 2003.

     Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer of $60,000, plus a fee for each board or committee meeting attended (other than a committee meeting held on the same day as a board meeting) of $3,000 for an in-person meeting and $500 for a telephonic meeting as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, each chairman of a board committee who is a non-interested director and each non-interested director performing services deemed by the board to be substantially equivalent to those of a committee chair receives a supplemental annual retainer of $5,000. These fees are generally allocated to each Fund in proportion to the Funds' net assets.

(4)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 10% of its total assets (after giving effect to the loan) or (ii) the maximum amount the Fund may borrow under the Investment Company Act, the limitations included in the Fund's prospectus, or any limit or restriction under any law or regulation to which the Fund is subject or any agreement to which the Fund or Artisan Funds is a party; provided that the aggregate borrowings by all Funds may not exceed $100 million. Artisan Funds pays a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal Funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were minimal borrowings under the line of credit during the period ended March 31, 2004, and the year ended June 30, 2003. There were no borrowings under the line of credit during the period ended September 30, 2003.
(5)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the period ended March 31, 2004, were as follows:

     FUND                      SECURITY PURCHASES         SECURITY SALES
     ---------------------------------------------------------------------------
     International              $3,020,474,794           $3,573,910,335
     ---------------------------------------------------------------------------
     Mid Cap                     2,853,142,732            2,344,346,665
     ---------------------------------------------------------------------------

                                                                       23
                                                                  -------------
                                                                  TWENTY-THREE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

(6)  TRANSACTIONS IN SECURITIES OF AFFILIATES:
     If one or more of the Funds owns, in the aggregate, 5% or more of the outstanding voting securities of a portfolio company, that company is deemed to be an affiliate of the Funds under the Investment Company Act of 1940. During the period ended March 31, 2004, International Fund held securities of affiliates or purchased and sold securities of affiliates in open market transactions and received dividends from affiliates as summarized below:


                                                                                                                  3/31/04
                                        SHARE                                                             -----------------------
                                       BALANCE     PURCHASE       SALES       REALIZED      DIVIDEND       SHARE
SECURITY                               9/30/03       COST          COST      GAIN/(LOSS)     INCOME       BALANCE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
Clariant AG                           8,999,193    $5,521,021   $18,846,723 $(7,923,084)            $-     8,590,222  $121,337,521
------------------------------------------------------------------------------------------------------------------------------------
Imperial Chemical Industries PLC     59,764,246             -    55,995,084 (17,624,550)     3,064,723    48,099,946   199,846,558
------------------------------------------------------------------------------------------------------------------------------------
Rhodia S.A.(1)                        9,177,312             -    30,717,066 (20,866,332)             -     6,353,129    19,758,251
------------------------------------------------------------------------------------------------------------------------------------

(1)  Issuer was no longer an affiliate as of March 31, 2004.

(7)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:


                                                                                                                  9/30/03
                                                    GROSS             GROSS       NET APPRECIATION  --------------------------------
                                  COST OF         UNREALIZED       UNREALIZED      (DEPRECIATION)    UNDISTRIBUTED    UNDISTRIBUTED
FUND                            INVESTMENTS      APPRECIATION     DEPRECIATION     ON INVESTMENTS   ORDINARY INCOME   LONG-TERM GAIN
------------------------------------------------------------------------------------------------------------------------------------
International               $8,529,485,226    $1,952,994,094   $(292,400,114)    $1,660,593,980     $101,850,701          $-
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap                      3,967,657,284       787,128,986     (34,556,084)       752,572,902                -           -
------------------------------------------------------------------------------------------------------------------------------------


     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax basis of dividends and long-term capital gain distributions paid during the period ended March 31, 2004 and year ended June 30, 2003, capital loss carryovers as of September 30, 2003 and capital loss carryovers utilized during the period ended September 30, 2003 are as follows:


                                                                                                                     PERIOD ENDED
                                      PERIOD ENDED 3/31/04        YEAR ENDED 6/30/03               9/30/03              9/30/03
                                ----------------------------------------------------------------------------------------------------
                                      ORDINARY    LONG-TERM      ORDINARY     LONG-TERM   NET CAPITAL   CAPITAL LOSS CAPITAL LOSS
                                       INCOME    CAPITAL GAIN     INCOME    CAPITAL GAIN      LOSS       CARRYOVER     CARRYOVER
FUND                                  DIVIDENDS DISTRIBUTIONS   DIVIDENDS   DISTRIBUTIONS  CARRYOVERS(1) EXPIRATION    UTILIZED
------------------------------------------------------------------------------------------------------------------------------------
International                      $101,887,241      $-         $50,243,215      $-       $116,228,014     2008                 $-
                                                                                           694,241,382     2009
                                                                                           384,841,928     2010
                                                                                           202,299,105     2011
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap                                       -       -                   -       -        166,421,032     2009         11,589,556
                                                                                           333,252,323     2010
------------------------------------------------------------------------------------------------------------------------------------


(1) Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

     There were no dividends or long-term capital gain distributions paid during the period ended September 30, 2003.

    24
-----------
TWENTY-FOUR

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

(8)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Funds were as follows:

                                                                  INTERNATIONAL                               MID CAP
                                                       ===================================      ===================================
                                                          Investor          Institutional         Investor          Institutional
Period ended March 31, 2004                                Shares              Shares              Shares              Shares
===========================================================================================     ===================================
Proceeds from shares issued.......................      $1,729,934,735        $187,949,605      $1,000,175,050         $53,818,266
Net asset value of shares issued in
  reinvestment of dividends and distributions  ...          54,530,763          38,442,969                   -                   -
Cost of shares redeemed...........................     (2,119,420,366)       (422,639,866)       (438,235,442)        (39,446,124)
                                                     -------------------------------------   -------------------------------------
Net increase (decrease) from fund
     share transactions...........................      $(334,954,868)      $(196,247,292)        $561,939,608         $14,372,142
                                                     =====================================   =====================================


Shares sold.......................................          93,240,540          10,027,709          38,636,194           2,175,557
Shares issued in reinvestment
     of dividends and distributions...............           3,107,166           2,183,019                   -                   -
Shares redeemed...................................       (115,461,161)        (22,912,943)        (16,838,970)         (1,481,484)
                                                     -------------------------------------   -------------------------------------
Net increase (decrease) in capital shares.........        (19,113,455)        (10,702,215)          21,797,224             694,073
                                                     =====================================   =====================================


                                                                  INTERNATIONAL                               MID CAP
                                                       ===================================      ===================================
                                                          Investor          Institutional         Investor          Institutional
Period ended September 30, 2003                            Shares              Shares              Shares              Shares
===========================================================================================     ===================================
Proceeds from shares issued.......................      $1,653,682,408        $222,370,761        $320,410,216         $56,462,660
Net asset value of shares issued in
  reinvestment of dividends and distributions  ...                   -                   -                   -                   -
Cost of shares redeemed...........................     (1,607,024,622)        (24,062,048)       (161,733,175)         (6,856,490)
                                                     -------------------------------------   -------------------------------------
Net increase (decrease) from fund
     share transactions...........................         $46,657,786        $198,308,713        $158,677,041         $49,606,170
                                                     =====================================   =====================================


Shares sold.......................................         102,140,758          13,738,314          13,957,902           2,468,566
Shares issued in reinvestment
     of dividends and distributions...............                   -                   -                   -                   -
Shares redeemed...................................        (98,579,720)         (1,477,132)         (7,041,572)           (296,096)
                                                     -------------------------------------   -------------------------------------
Net increase (decrease) in capital shares.........           3,561,038          12,261,182           6,916,330           2,172,470
                                                     =====================================   =====================================


                                                                  INTERNATIONAL                               MID CAP
                                                       ===================================      ===================================
                                                          Investor          Institutional         Investor          Institutional
Period ended June 30, 2003                                 Shares              Shares              Shares              Shares
===========================================================================================     ===================================
Proceeds from shares issued.......................     $ 6,609,449,427      $1,265,372,555      $1,165,389,769        $364,499,717
Net asset value of shares issued in
  reinvestment of dividends and distributions  ...          29,416,168          16,663,234                   -                   -
Cost of shares redeemed...........................     (6,063,741,583)       (141,139,765)       (740,991,149)        (18,264,478)
                                                     -------------------------------------   -------------------------------------
Net increase (decrease) from fund
     share transactions...........................    $    575,124,012      $1,140,896,024     $   424,398,620        $346,235,239
                                                     =====================================   =====================================


Shares sold.......................................         448,720,763          84,658,208          58,902,392          18,444,267
Shares issued in reinvestment
     of dividends and distributions...............           1,986,215           1,121,348                   -                   -
Shares redeemed...................................       (410,530,756)         (9,434,864)        (37,879,947)           (921,013)
                                                     -------------------------------------   -------------------------------------
Net increase (decrease) in capital shares.........          40,176,222          76,344,692          21,022,445          17,523,254
                                                     =====================================   =====================================


     25
------------
TWENTY-FIVE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

(9)  CHANGE IN INDEPENDENT AUDITORS
     The Board of Directors and the audit committee of the Board of Directors recommended and approved Ernst & Young LLP as the Funds' independent auditors on August 26, 2003. PricewaterhouseCoopers LLP previously served as the Funds' independent auditors. There were no disagreements with the previous independent auditors and an unqualified opinion was issued on the June 30, 2003 financial statements of Artisan Funds.

(10) LITIGATION
     Artisan Funds and the Adviser are defendants in a lawsuit that seeks certification of a plaintiff class consisting of all persons in the United States who held shares in International Fund for a period of more than 14 days during the five years prior to the filing of the lawsuit. The suit seeks compensatory and punitive damages, as well as interest, costs and attorney's fees. The lawsuit alleges, in summary, that Artisan Funds and the Adviser exposed long-term International Fund shareholders to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of International Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's NAV; (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; (c) allowing portfolio valuation and share policies and procedures that benefited market timers at the expense of long-term shareholders; and (d) failing to know and implement applicable rules and regulations concerning the calculation of NAV. Artisan Funds and the Adviser intend to defend the lawsuit vigorously. Artisan Funds does not believe that the pending action will have a material affect on the financial statements of any Fund.

    26
-----------
TWENTY-SIX

----------------------------------------PROXY VOTING POLICIES AND PROCEDURES----

You may obtain a description of Artisan Funds' proxy voting policies and procedures, without charge, upon request by calling 800.399.1770. That information also is included in Artisan Funds' statement of additional information, which is available on the Securities and Exchange Commission's website at http://www.sec.gov.

------------------------NOTES ON MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE----

The discussions of each Fund included in this Semi-Annual Report include statistical information about the portfolios of each of the Artisan Funds. Except as otherwise noted, that information is as of March 31, 2004; it varies with changes in a Fund's portfolio investments. The performance information for each Fund relative to its benchmark index discussed in this Report was prepared by the Adviser using information reported by FactSet Databases. Artisan Funds may consider an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives more of its annual revenue from goods produced, sales made or services performed in that country than any other country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that Artisan Funds could deem a particular issuer to be from more than one country.

                      DEFINITIONS OF PORTFOLIO STATISTICS

MARKET CAPITALIZATION is the aggregate value of all a company's outstanding common stock. Market capitalization is calculated by FactSet using the price as of the most recent month-end multiplied by the number of shares outstanding as shown in the financial statements of the issuer. MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. WEIGHTED HARMONIC AVERAGE P/E measures the price/earnings ratio of the Fund, excluding negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                            DESCRIPTIONS OF INDICES

Each Fund's performance is compared in this report to changes in at least two indices - a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are categorized by Lipper, Inc., an independent monitor of mutual fund performance, in the same general category as the Fund. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds' returns, the returns of each index, except each Lipper index, do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index.

                                                                        27
                                                                   ------------
                                                                   TWENTY-SEVEN

----NOTES ON MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE------------------------

The indices to which the Funds are compared are:

ARTISAN INTERNATIONAL FUND - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE/R INDEX
(EAFE) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada.

ARTISAN MID CAP FUND - RUSSELL MIDCAP/R INDEX is a market-weighted index of about 800 medium-sized U.S. companies. The RUSSELL MIDCAP/R GROWTH INDEX is a market-weighted index of those medium-sized companies included in the Russell Midcap/R Index with higher price-to-book ratios and higher forecasted growth values.

Each LIPPER INDEX reflects the net asset weighted returns of the 30 largest mutual funds tracked by Lipper in the category reflected in the name of the index. Artisan International Fund and Artisan Mid Cap Fund are included in their respective Lipper indices.

                                   TRADEMARKS

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.

     28
-------------
TWENTY-EIGHT

[LOGO]
ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412
800.399.1770

5/28/04 - A4060

ITEM 2. CODE OF ETHICS.

Not required for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not required for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

 (a)(1) Not required for this filing.

    (2) Certifications of Andrew A. Ziegler, Principal Executive Officer and Lawrence A. Totsky, Principal Financial Officer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii)

 (b) Certification of Andrew A. Ziegler, Principal Executive Officer, and Lawrence A. Totsky, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Artisan Funds, Inc.


By:   /s/ Andrew A. Ziegler
      -----------------------------------
      Andrew A. Ziegler
      Principal Executive Officer
Date: June 4, 2004
      -----------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Andrew A. Ziegler
      -----------------------------------
      Andrew A. Ziegler
      Principal Executive Officer
Date: June 4, 2004
      -----------------------------------


By:   /s/ Lawrence A. Totsky
      -----------------------------------
      Lawrence A. Totsky
      Principal Financial Officer
Date: June 4, 2004
      -----------------------------------